Exhibit 10.2

CREDIT AGREEMENT

Dated as of May 10, 2018

among

TALOS ENERGY, INC.,

as Holdings,

TALOS PRODUCTION LLC,

as the Borrower,

The Several Lenders

from Time to Time Parties Hereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Collateral Agent, and Swingline Lender

JPMORGAN CHASE BANK, N.A., NATIXIS, NEW YORK BRANCH

and THE TORONTO-DOMINION BANK, NEW YORK BRANCH,

as Issuing Banks

and

JPMORGAN CHASE BANK, N.A., NATIXIS, NEW YORK BRANCH

TD SECURITIES (USA) LLC, CITIBANK, N.A., CAPITAL ONE, NATIONAL

ASSOCIATION, SG AMERICAS SECURITIES, LLC, ING CAPITAL LLC,

DEUTSCHE BANK SECURITIES INC., and ABN AMRO CAPITAL USA LLC,

as Lead Arrangers

NATIXIS, NEW YORK BRANCH, TD SECURITIES (USA) LLC, CITIBANK, N.A.,

CAPITAL ONE, NATIONAL ASSOCIATION, SG AMERICAS SECURITIES, LLC, ING

CAPITAL LLC, DEUTSCHE BANK SECURITIES INC, and ABN AMRO CAPITAL USA LLC,

as Co-Syndication Agents

UBS SECURITIES LLC and REGIONS BANK

as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A., NATIXIS, NEW YORK BRANCH and

TD SECURITIES (USA) LLC,

as Joint Bookrunners

i

(continued)

(continued)

(continued)

(continued)

v

(continued)

EXHIBITS

Exhibit A	Form of Reserve Report Certificate
Exhibit B	Form of Notice of Borrowing
Exhibit C	Form of Guarantee
Exhibit D	Forms of Mortgage/Deed of Trust (Texas and Louisiana)
Exhibit E	Form of Collateral Agreement
Exhibit F	Form of Intercreditor Agreement
Exhibit G	Form of Assignment and Acceptance
Exhibit H-1	Form of Promissory Note (Loan)
Exhibit H-2	Form of Promissory Note (Swingline Loan)
Exhibit I	Form of Intercompany Note
Exhibit J	Form of Solvency Certificate
Exhibit K	Form of Non-Bank Tax Certificate
Exhibit L	Form of Notice of Conversion or Continuation
Exhibit M	Form of Prepayment Notice

SCHEDULES

Schedule 1.1(a)	Commitments
Schedule 1.1(b)	Excluded Equity Interests
Schedule 1.1(c)	Excluded Subsidiaries
Schedule 1.1(d)	Existing Letters of Credit
Schedule 1.1(e)	Closing Date Subsidiary Guarantors
Schedule 1.1(f)	Closing Date Hedge Banks
Schedule 1.1(g)	[Intentionally Omitted]
Schedule 1.1(h)	Maximum LC Commitments
Schedule 1.1(i)	Excluded Accounts
Schedule 6(b)	Local Counsels
Schedule 8.4	Litigation
Schedule 8.12	Subsidiaries
Schedule 8.18	Deposit Accounts; Securities Accounts; Commodities Accounts
Schedule 8.20	Closing Date Hedge Transactions
Schedule 9.9	Closing Date Affiliate Transactions
Schedule 9.13(b)	Further Assurances
Schedule 10.1	Closing Date Indebtedness
Schedule 10.2(d)	Closing Date Liens
Schedule 10.4(i)	Scheduled Dispositions
Schedule 10.5(d)	Closing Date Investments
Schedule 10.8	Closing Date Negative Pledge Agreements
Schedule 13.2	Notice Addresses
Schedule 13.22	Legacy Hedge Transactions

SCHEDULE 1.1(a)

COMMITMENTS

Lender	Commitment	Commitment Percentage
JPMorgan Chase Bank, N.A.	$60,000,000.00	10.00000000%
The Toronto-Dominion Bank, New York Branch	$57,000,000.00	9.50000000%
Natixis, New York Branch	$57,000,000.00	9.50000000%
Citibank, N.A.	$53,000,000.00	8.83333333%
ABN AMRO Capital USA LLC	$53,000,000.00	8.83333333%
Capital One, National Association	$53,000,000.00	8.83333333%
Société Générale	$53,000,000.00	8.83333333%
Deutsche Bank AG New York Branch	$53,000,000.00	8.83333333%
ING Capital LLC	$53,000,000.00	8.83333333%
UBS AG, Stamford Branch	$41,500,000.00	6.91666667%
Regions Bank	$41,500,000.00	6.91666667%
Whitney Bank	25,000,000.00	4.16666667%

Total	$600,000,000.00	100.00000000%

SCHEDULE 1.1(b)

EXCLUDED EQUITY INTERESTS

None.

Schedule 1.1(b)

SCHEDULE 1.1(c)

EXCLUDED SUBSIDIARIES

None.

Schedule 1.1(c) - 1

SCHEDULE 1.1(d)

EXISTING LETTERS OF CREDIT

Outstanding Letters of Credit

Issuing Bank	Borrower	Current Amount	Beneficiary	Effective Date	Actual Expiry

TD	TALOS PRODUCTION	382,860.00	Nautilus Pipeline Company	4-Feb-14	4-Feb-19

TD	TALOS PRODUCTION	795,000.00	Stingray Pipeline Company	4-Feb-14	4-Feb-19

TD	TALOS PRODUCTION	45,000.00	Transcontinental Gas Pipe Line	6-Feb-13	30-Jan-19

TD	TALOS PRODUCTION	1,800,000.00	Chevron USA	31-Jul-14	31-Jul-19

TD	TALOS PRODUCTION	700,000.00	Chevron USA	31-Jul-14	31-Jul-19

TD	TALOS PRODUCTION	192,000.00	Nautilus Pipeline Company	1-Aug-14	1-Aug-18

TD	TALOS PRODUCTION	1,000,000.00	Three Allen Center Co LLC	22-Dec-17	22-Dec-18

Schedule 1.1(d) - 1

SCHEDULE 1.1(e)

CLOSING DATE SUBSIDIARY GUARANTORS

•	Talos Production Finance Inc.

•	Talos Energy Operating GP LLC

•	Talos Energy Operating Company LLC

•	Talos Energy Offshore LLC

•	Talos Gulf Coast LLC

•	Talos ERT LLC

•	CKB Petroleum, LLC

•	Talos Management Intermediary LLC

•	Talos Management Holdings LLC

•	Talos Gulf Coast Onshore LLC

•	Talos Gulf Coast Offshore LLC

•	Talos Energy LLC

•	Talos Energy Holdings LLC

•	Talos Energy Phoenix LLC

•	Talos Argo Inc.

•	Talos Petroleum LLC

•	Talos Resources LLC

•	Stone Energy Holding, L.L.C.

•	Talos Energy International LLC

Schedule 1.1(e) - 1

SCHEDULE 1.1(f)

CLOSING DATE HEDGE BANKS

None.

Schedule 1.1(f) - 1

SCHEDULE 1.1(h )

MAXIMUM LC COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$75,000,000.00
The Toronto-Dominion Bank, New York Branch	$75,000,000.00
Natixis, New York Branch	$75,000,000.00

SCHEDULE 1.1(i)

EXCLUDED ACCOUNTS

Union Bank of California	DDA—OPERATING ACCOUNT	TALOS ENERGY PHOENIX LLC	USD	Closed in 90 days

Union Bank of California	DDA—OPERATING ACCOUNT	TALOS ENERGY LLC	USD	Closed in 90 days

Union Bank of California	DDA—OPERATING ACCOUNT	GULF COAST ENERGY RESOURCES, LLC	USD	Closed in 90 days

Union Bank of California	DDA—OPERATING ACCOUNT	TALOS PRODUCTION LLC	USD	Closed in 90 days

Union Bank of California	ZBA—ZERO BALANCE ACCOUNT	ENERGY RESOURCE TECHNOLOGY GOM, LLC	USD	Closed in 90 days

Union Bank of California	ZBA—ZERO BALANCE ACCOUNT	TALOS ENERGY OFFSHORE LLC	USD	Closed in 90 days

Union Bank of California	DDA—OPERATING ACCOUNT	TALOS ENERGY INTERNATIONAL LLC	USD	Closed in 90 days

Union Bank of California	CDA—DISBURSEMENT ACCOUNT	TALOS ENERGY LLC	USD	Closed in 90 days

Union Bank of California	CDA—DISBURSEMENT ACCOUNT	GULF COAST ENERGY RESOURCES, LLC	USD	Closed in 90 days

Union Bank of California	CDA—DISBURSEMENT ACCOUNT	TALOS PRODUCTION LLC	USD	Closed in 90 days

Union Bank of California	CDA—DISBURSEMENT ACCOUNT	TALOS ENERGY PHOENIX LLC	USD	Closed in 90 days

Whitney Hancock Bank	IOD INTEREST ACCOUNT	TALOS GULF COAST LLC	USD	Escrow Account for Royalty Owners – Funds do not belong to entity

ABN-AMRO	OPERATING ACCOUNT	TALOS MEX HOLDING COOPERATIEF U.A.	EUR	Foreign Account

Schedule 1.1(i) - 1

ABN-AMRO	OPERATING ACCOUNT	TALOS MEX HOLDING COOPERATIEF U.A.	USD	Foreign Account

ABN-AMRO	OPERATING ACCOUNT	TALOS MEX BV	EUR	Foreign Account

ABN-AMRO	OPERATING ACCOUNT	TALOS MEX BV	USD	Foreign Account

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY MEXICO 2 S DE RL DE CV	USD	Foreign Account

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY MEXICO 7 S DE RL DE CV	USD	Foreign Account

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY OFFSHORE MEXICO 2 S DE RL DE CV	USD	Foreign Account

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY OFFSHORE MEXICO 2 S DE RL DE CV	MXN	Foreign Account

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY OFFSHORE MEXICO 7 S DE RL DE CV	USD	Foreign Account

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY OFFSHORE MEXICO 7 S DE RL DE CV	MXN	Foreign Account

Scotia Bank	OPERATING ACCOUNT	RIO NORTE OFFSHORE COMPANY S DE RL DE CV	USD	Foreign Account

Scotia Bank	OPERATING ACCOUNT	RIO NORTE OFFSHORE COMPANY S DE RL DE CV	MXN	Foreign Account

Scotia Bank	OPERATING ACCOUNT	PHOENIX DURANGO OFFSHORE COMPANY S DE RL DE CV	USD	Foreign Account

Scotia Bank	OPERATING ACCOUNT	PHOENIX DURANGO OFFSHORE COMPANY S DE RL DE CV	MXN	Foreign Account

Regions	Revenue	STONE ENERGY	USD	Closed in 90 days

Iberia Bank	Revenue	STONE ENERGY	USD	Closed in 90 days

Texas Capital Bank	Surety Collateral-Escrow Account	STONE ENERGY	USD	Escrow Account Managed by Surety Company

Schedule 1.1(i) - 2

SCHEDULE 6(b)

LOCAL COUNSELS

Liskow & Lewis

Vinson & Elkins

Schedule 6(b) - 1

SCHEDULE 8.4

LITIGATION

None.

Schedule 8.4 - 1

SCHEDULE 8.12

SUBSIDIARIES

•	Talos Production Finance Inc. – Guarantor, Material Subsidiary

•	Talos Energy Operating GP LLC – Guarantor, Material Subsidiary

•	Talos Energy Operating Company LLC – Guarantor, Material Subsidiary

•	Talos Energy Offshore LLC – Guarantor, Material Subsidiary

•	Talos Gulf Coast LLC – Guarantor, Material Subsidiary

•	Talos ERT LLC – Guarantor, Material Subsidiary

•	CKB Petroleum, LLC – Guarantor, Material Subsidiary

•	Talos Management Intermediary LLC – Guarantor, Material Subsidiary

•	Talos Management Holdings LLC – Guarantor, Material Subsidiary

•	Talos Gulf Coast Onshore LLC – Guarantor, Material Subsidiary

•	Talos Gulf Coast Offshore LLC – Guarantor, Material Subsidiary

•	Talos Energy LLC – Guarantor, Material Subsidiary

•	Talos Energy Holdings LLC – Guarantor, Material Subsidiary

•	Talos Energy Phoenix LLC – Guarantor, Material Subsidiary

•	Talos Argo Inc. – Guarantor, Material Subsidiary

•	Talos Petroleum LLC – Guarantor, Material Subsidiary

•	Talos Resources LLC – Guarantor, Material Subsidiary

•	Stone Energy Holding, L.L.C. – Guarantor, Material Subsidiary

•	Talos Energy International LLC –Guarantor, Material Subsidiary

•	Talos Mex Holding Cooperatief U.A. – Restricted

•	Talos Mex B.V. – Restricted

•	Rio Norte Offshore Company, S. DE R.L. DE C.V. – Restricted

•	Talos Energy Mexico 2, S. DE R.L. DE C.V. – Restricted

•	Talos Energy Mexico 7, S. DE R.L. DE C.V. – Restricted

•	Phoenix-Durango Offshore Company, S. DE R.L. DE C.V. – Restricted

•	Talos Energy Offshore Mexico 2, S. DE R.L. DE C.V. – Restricted

•	Talos Energy Offshore Mexico 7, S. DE R.L. DE C.V. – Restricted

Schedule 8.12 - 1

SCHEDULE 8.18

DEPOSIT ACCOUNTS; SECURITIES ACCOUNTS; COMMODITIES ACCOUNTS

Deposit Accounts

Treasury Bank	Type	Account Name	Currency

Union Bank of California	DDA—OPERATING ACCOUNT	TALOS ENERGY PHOENIX LLC	USD	0021418108

Union Bank of California	DDA—OPERATING ACCOUNT	TALOS ENERGY LLC	USD	4170003921

Union Bank of California	DDA—OPERATING ACCOUNT	GULF COAST ENERGY RESOURCES, LLC	USD	4170004197

Union Bank of California	DDA—OPERATING ACCOUNT	TALOS PRODUCTION LLC	USD	4170004219

Union Bank of California	ZBA—ZERO BALANCE ACCOUNT	ENERGY RESOURCE TECHNOLOGY GOM, LLC	USD	4170004227

Union Bank of California	ZBA—ZERO BALANCE ACCOUNT	TALOS ENERGY OFFSHORE LLC	USD	4170004235

Union Bank of California	DDA—OPERATING ACCOUNT	TALOS ENERGY INTERNATIONAL LLC	USD	4171000443

Union Bank of California	CDA—DISBURSEMENT ACCOUNT	TALOS ENERGY LLC	USD	9080000860

Union Bank of California	CDA—DISBURSEMENT ACCOUNT	GULF COAST ENERGY RESOURCES, LLC	USD	9080000909

Union Bank of California	CDA—DISBURSEMENT ACCOUNT	TALOS PRODUCTION LLC	USD	9080015280

Union Bank of California	CDA—DISBURSEMENT ACCOUNT	TALOS ENERGY PHOENIX LLC	USD	9081002348

Whitney Hancock Bank	IOD INTEREST ACCOUNT	TALOS GULF COAST LLC	USD	716213451

Whitney Hancock Bank	CHARITY TRUST ACCOUNT	TALOS BRONZE FUND	USD	46732186

ABN-AMRO	OPERATING ACCOUNT	TALOS MEX HOLDING COOPERATIEF U.A.	EUR	NL06ABNA0451298675

ABN-AMRO	OPERATING ACCOUNT	TALOS MEX HOLDING COOPERATIEF U.A.	USD	NL39ABNA0451305744

Schedule 8.18 - 1

ABN-AMRO	OPERATING ACCOUNT	TALOS MEX BV	EUR	NL80ABNA0450916715

ABN-AMRO	OPERATING ACCOUNT	TALOS MEX BV	USD	NL97ABNA0450929213

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY MEXICO 2 S DE RL DE CV	USD	00107289766

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY MEXICO 7 S DE RL DE CV	USD	00107289715

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY OFFSHORE MEXICO 2 S DE RL DE CV	USD	00107289723

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY OFFSHORE MEXICO 2 S DE RL DE CV	MXN	00107793169

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY OFFSHORE MEXICO 7 S DE RL DE CV	USD	00107290845

Scotia Bank	OPERATING ACCOUNT	TALOS ENERGY OFFSHORE MEXICO 7 S DE RL DE CV	MXN	00101421324

Scotia Bank	OPERATING ACCOUNT	RIO NORTE OFFSHORE COMPANY S DE RL DE CV	USD	00107289731

Scotia Bank	OPERATING ACCOUNT	RIO NORTE OFFSHORE COMPANY S DE RL DE CV	MXN	00107793177

Scotia Bank	OPERATING ACCOUNT	PHOENIX DURANGO OFFSHORE COMPANY S DE RL DE CV	USD	00107289758

Scotia Bank	OPERATING ACCOUNT	PHOENIX DURANGO OFFSHORE COMPANY S DE RL DE CV	MXN	00107793185

Capital One	DDA—OPERATING ACCOUNT	TALOS PRODUCTION LLC	USD	364747475

Capital One	CDA—DISBURSEMENT ACCOUNT	TALOS PRODUCTION LLC	USD	4670140577

Whitney	DDA—OPERATING ACCOUNT	STONE ENERGY	USD	46716032

Regions	Revenue	STONE ENERGY	USD	0054580404

Iberia Bank	Revenue	STONE ENERGY	USD	20000434167

Capital One	Money Market	STONE ENERGY	USD	3820385038

Capital One	DDA—OPERATING ACCOUNT	STONE ENERGY	USD	3822695441

Capital One	Rental	STONE ENERGY	USD	3822695476

Capital One	Health Plan	STONE ENERGY	USD	3822695433

Capital One	401k	STONE ENERGY	USD	3822695484

Schedule 8.18 - 2

Capital One	Revenue	STONE ENERGY	USD	3822695468

Capital One	Payroll	STONE ENERGY	USD	3822695506

Capital One	Oper. Trust-Tolson	STONE ENERGY	USD	3822695492

Capital One	Offshore	STONE ENERGY	USD	3822695514

Texas Capital Bank	Argo Collateral	STONE ENERGY	USD	201002207

See Schedule 1.1(i) for a list of Excluded Accounts.

Schedule 8.18 - 3

SCHEDULE 8.20

HEDGE TRANSACTIONS

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
4/1/2018	4/30/2018	April	2018	365	Swap	TD		504988	1/8/2016	January	5/25/2018	GAS	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	TD		504988	1/8/2016	January	6/25/2018	GAS	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	TD		504988	1/8/2016	January	7/25/2018	GAS	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	TD		504988	1/8/2016	January	8/25/2018	GAS	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	TD		504988	1/8/2016	January	9/25/2018	GAS	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	TD		504988	1/8/2016	January	10/25/2018	GAS	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	TD		504988	1/8/2016	January	11/25/2018	GAS	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	TD		504988	1/8/2016	January	12/25/2018	GAS	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	TD		504988	1/8/2016	January	1/25/2019	GAS	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	5/25/2018	GAS	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	6/25/2018	GAS	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	7/25/2018	GAS	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	8/25/2018	GAS	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	9/25/2018	GAS	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	10/25/2018	GAS	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	11/25/2018	GAS	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	12/25/2018	GAS	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Goldman Sachs	Goldman Sachs	QE1D004319043	1/22/2016	January	1/25/2019	GAS	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	ING		87499978	8/25/2016	August	5/25/2018	GAS	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	ING		87499978	8/25/2016	August	6/25/2018	GAS	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	ING		87499978	8/25/2016	August	7/25/2018	GAS	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	ING		87499978	8/25/2016	August	8/25/2018	GAS	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	ING		87499978	8/25/2016	August	9/25/2018	GAS	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	ING		87499978	8/25/2016	August	10/25/2018	GAS	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	ING		87499978	8/25/2016	August	11/25/2018	GAS	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	ING		87499978	8/25/2016	August	12/25/2018	GAS	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	ING		87499978	8/25/2016	August	1/25/2019	GAS	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	ING		87499978	8/25/2016	August	2/25/2019	GAS	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	ING		87499978	8/25/2016	August	3/25/2019	GAS	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	ING		87499978	8/25/2016	August	4/25/2019	GAS	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	ING		87499978	8/25/2016	August	5/25/2019	GAS	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	ING		87499978	8/25/2016	August	6/25/2019	GAS	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	ING		87499978	8/25/2016	August	7/25/2019	GAS	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	ING		87499978	8/25/2016	August	8/25/2019	GAS	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	ING		87499978	8/25/2016	August	9/25/2019	GAS	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	ING		87499978	8/25/2016	August	10/25/2019	GAS	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	ING		87499978	8/25/2016	August	11/25/2019	GAS	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	ING		87499978	8/25/2016	August	12/25/2019	GAS	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	ING		87499978	8/25/2016	August	1/25/2020	GAS	PDP

Schedule 8.20 - 1

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	104,417.00	17.40	—	—		104,417.00		0	0	2.915	0	0
Talos Production LLC	—	—	—	27,210.00	4.54	—	—		27,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	27,210.00	4.54	—	—		27,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	27,210.00	4.54	—	—		27,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	27,210.00	4.54	—	—		27,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	27,210.00	4.54	—	—		27,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	27,210.00	4.54	—	—		27,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	77,210.00	12.87	—	—		77,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	77,210.00	12.87	—	—		77,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	77,210.00	12.87	—	—		77,210.00		0	0	2.885	0	0
Talos Production LLC	—	—	—	117,106.00	19.52	—	—		117,106.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	116,717.00	19.45	—	—		116,717.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	108,581.00	18.10	—	—		108,581.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	110,160.00	18.36	—	—		110,160.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	69,357.00	11.56	—	—		69,357.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	62,657.00	10.44	—	—		62,657.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	52,725.00	8.79	—	—		52,725.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	455,519.00	75.92	—	—		455,519.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	591,014.00	98.50	—	—		591,014.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	742,401.00	123.73	—	—		742,401.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	646,515.00	107.75	—	—		646,515.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	690,687.00	115.11	—	—		690,687.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	128,947.00	21.49	—	—		128,947.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	128,632.00	21.44	—	—		128,632.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	112,658.00	18.78	—	—		112,658.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	112,014.00	18.67	—	—		112,014.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	77,061.00	12.84	—	—		77,061.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	71,890.00	11.98	—	—		71,890.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	71,894.00	11.98	—	—		71,894.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	465,786.00	77.63	—	—		465,786.00		0	0	2.99	0	0
Talos Production LLC	—	—	—	454,977.00	75.83	—	—		454,977.00		0	0	2.99	0	0

Schedule 8.20 - 2

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
4/1/2018	4/30/2018	April	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	J.P. Morgan		85000F9-3AVKV	10/18/2016	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	J.P. Morgan		85000F9-3B4QR	10/19/2016	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	J.P. Morgan		85000F9-3B8GB	10/19/2016	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	ING		88500183	12/12/2016	December	5/25/2018	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	ING		88548529	12/16/2016	December	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	ING		88548529	12/16/2016	December	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	ING		88548529	12/16/2016	December	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	ING		88548529	12/16/2016	December	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	ING		88548529	12/16/2016	December	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	ING		88548529	12/16/2016	December	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	ING		88548529	12/16/2016	December	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	ING		88548529	12/16/2016	December	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	ING		88548529	12/16/2016	December	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Regions		114279	12/16/2016	December	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Regions		114279	12/16/2016	December	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Regions		114279	12/16/2016	December	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Regions		114279	12/16/2016	December	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Regions		114279	12/16/2016	December	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Regions		114279	12/16/2016	December	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Regions		114279	12/16/2016	December	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Regions		114279	12/16/2016	December	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Regions		114279	12/16/2016	December	1/25/2019	WTI	PDP

Schedule 8.20 - 3

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Talos Production LLC	60,000.00	—	60,000.00		60.00	60,000.00	—					54.5
Talos Production LLC	62,000.00	—	62,000.00		62.00	62,000.00	—					54.5
Talos Production LLC	60,000.00	—	60,000.00		60.00	60,000.00	—					54.5
Talos Production LLC	62,000.00	—	62,000.00		62.00	62,000.00	—					54.5
Talos Production LLC	62,000.00	—	62,000.00		62.00	62,000.00	—					54.5
Talos Production LLC	60,000.00	—	60,000.00		60.00	60,000.00	—					54.5
Talos Production LLC	62,000.00	—	62,000.00		62.00	62,000.00	—					54.5
Talos Production LLC	60,000.00	—	60,000.00		60.00	60,000.00	—					54.5
Talos Production LLC	62,000.00	—	62,000.00		62.00	62,000.00	—					54.5
Talos Production LLC	16,500.00	—	16,500.00		16.50	16,500.00	—					55.15
Talos Production LLC	17,050.00	—	17,050.00		17.05	17,050.00	—					55.15
Talos Production LLC	16,500.00	—	16,500.00		16.50	16,500.00	—					55.15
Talos Production LLC	17,050.00	—	17,050.00		17.05	17,050.00	—					55.15
Talos Production LLC	17,050.00	—	17,050.00		17.05	17,050.00	—					55.15
Talos Production LLC	16,500.00	—	16,500.00		16.50	16,500.00	—					55.15
Talos Production LLC	17,050.00	—	17,050.00		17.05	17,050.00	—					55.15
Talos Production LLC	16,500.00	—	16,500.00		16.50	16,500.00	—					55.15
Talos Production LLC	17,050.00	—	17,050.00		17.05	17,050.00	—					55.15
Talos Production LLC	58,500.00	—	58,500.00		58.50	58,500.00	—					55.43
Talos Production LLC	60,450.00	—	60,450.00		60.45	60,450.00	—					55.43
Talos Production LLC	58,500.00	—	58,500.00		58.50	58,500.00	—					55.43
Talos Production LLC	60,450.00	—	60,450.00		60.45	60,450.00	—					55.43
Talos Production LLC	60,450.00	—	60,450.00		60.45	60,450.00	—					55.43
Talos Production LLC	58,500.00	—	58,500.00		58.50	58,500.00	—					55.43
Talos Production LLC	60,450.00	—	60,450.00		60.45	60,450.00	—					55.43
Talos Production LLC	58,500.00	—	58,500.00		58.50	58,500.00	—					55.43
Talos Production LLC	60,450.00	—	60,450.00		60.45	60,450.00	—					55.43
Talos Production LLC	35,546.00	—	35,546.00		35.55	35,546.00	—					$55.00
Talos Production LLC	30,000.00	—	30,000.00		30.00	30,000.00	—					$54.59
Talos Production LLC	31,000.00	—	31,000.00		31.00	31,000.00	—					$54.59
Talos Production LLC	30,000.00	—	30,000.00		30.00	30,000.00	—					$54.59
Talos Production LLC	31,000.00	—	31,000.00		31.00	31,000.00	—					$54.59
Talos Production LLC	31,000.00	—	31,000.00		31.00	31,000.00	—					$54.59
Talos Production LLC	30,000.00	—	30,000.00		30.00	30,000.00	—					$54.59
Talos Production LLC	31,000.00	—	31,000.00		31.00	31,000.00	—					$54.59
Talos Production LLC	30,000.00	—	30,000.00		30.00	30,000.00	—					$54.59
Talos Production LLC	31,000.00	—	31,000.00		31.00	31,000.00	—					$54.59
Talos Production LLC	42,000.00	—	42,000.00		42.00	42,000.00	—					$54.60
Talos Production LLC	43,400.00	—	43,400.00		43.40	43,400.00	—					$54.60
Talos Production LLC	42,000.00	—	42,000.00		42.00	42,000.00	—					$54.60
Talos Production LLC	43,400.00	—	43,400.00		43.40	43,400.00	—					$54.60
Talos Production LLC	43,400.00	—	43,400.00		43.40	43,400.00	—					$54.60
Talos Production LLC	42,000.00	—	42,000.00		42.00	42,000.00	—					$54.60
Talos Production LLC	43,400.00	—	43,400.00		43.40	43,400.00	—					$54.60
Talos Production LLC	42,000.00	—	42,000.00		42.00	42,000.00	—					$54.60
Talos Production LLC	43,400.00	—	43,400.00		43.40	43,400.00	—					$54.60

Schedule 8.20 - 4

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		10596345	12/20/2016	December	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		10596345	12/20/2016	December	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		10596345	12/20/2016	December	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		10596345	12/20/2016	December	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		10596345	12/20/2016	December	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		10596345	12/20/2016	December	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		10596345	12/20/2016	December	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		10596345	12/20/2016	December	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		10596345	12/20/2016	December	1/25/2019	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	Shell		10596343	12/20/2016	December	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	Shell		10596343	12/20/2016	December	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	Shell		10596343	12/20/2016	December	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	Shell		10596343	12/20/2016	December	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	Shell		10596343	12/20/2016	December	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	Shell		10596343	12/20/2016	December	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	Shell		10596343	12/20/2016	December	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	Shell		10596343	12/20/2016	December	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	Shell		10596343	12/20/2016	December	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	Shell		10596343	12/20/2016	December	11/25/2019	WTI	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	Shell		10596343	12/20/2016	December	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	Shell		10596343	12/20/2016	December	1/25/2020	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Regions		114415	1/4/2017	January	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Regions		114415	1/4/2017	January	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Regions		114415	1/4/2017	January	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Regions		114415	1/4/2017	January	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Regions		114415	1/4/2017	January	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Regions		114415	1/4/2017	January	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Regions		114415	1/4/2017	January	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Regions		114415	1/4/2017	January	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Regions		114415	1/4/2017	January	1/25/2019	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	ING		89479528	4/5/2017	April	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	ING		89479528	4/5/2017	April	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	ING		89479528	4/5/2017	April	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	ING		89479528	4/5/2017	April	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	ING		89479528	4/5/2017	April	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	ING		89479528	4/5/2017	April	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	ING		89479528	4/5/2017	April	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	ING		89479528	4/5/2017	April	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	ING		89479528	4/5/2017	April	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	ING		89479528	4/5/2017	April	11/25/2019	WTI	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	ING		89479528	4/5/2017	April	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	ING		89479528	4/5/2017	April	1/25/2020	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	ING		89493101	4/7/2017	April	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	ING		89493101	4/7/2017	April	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	ING		89493101	4/7/2017	April	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	ING		89493101	4/7/2017	April	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	ING		89493101	4/7/2017	April	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	ING		89493101	4/7/2017	April	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	ING		89493101	4/7/2017	April	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	ING		89493101	4/7/2017	April	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	ING		89493101	4/7/2017	April	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	ING		89493101	4/7/2017	April	11/25/2019	WTI	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	ING		89493101	4/7/2017	April	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	ING		89493101	4/7/2017	April	1/25/2020	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		10980652	4/10/2017	April	5/25/2018	GAS	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		10980652	4/10/2017	April	6/25/2018	GAS	PDP

Schedule 8.20 - 5

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Talos Production LLC	45,000.00	—	45,000.00		45.00	45,000.00	—					$54.72
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.72
Talos Production LLC	45,000.00	—	45,000.00		45.00	45,000.00	—					$54.72
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.72
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.72
Talos Production LLC	45,000.00	—	45,000.00		45.00	45,000.00	—					$54.72
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.72
Talos Production LLC	45,000.00	—	45,000.00		45.00	45,000.00	—					$54.72
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.72
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.15
Talos Production LLC	42,000.00	—	42,000.00		42.00	42,000.00	—					$54.15
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.15
Talos Production LLC	45,000.00	—	45,000.00		45.00	45,000.00	—					$54.15
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.15
Talos Production LLC	45,000.00	—	45,000.00		45.00	45,000.00	—					$54.15
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.15
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.15
Talos Production LLC	45,000.00	—	45,000.00		45.00	45,000.00	—					$54.15
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.15
Talos Production LLC	45,000.00	—	45,000.00		45.00	45,000.00	—					$54.15
Talos Production LLC	46,500.00	—	46,500.00		46.50	46,500.00	—					$54.15
Talos Production LLC	13,500.00	—	13,500.00		13.50	13,500.00	—					$56.22
Talos Production LLC	13,950.00	—	13,950.00		13.95	13,950.00	—					$56.22
Talos Production LLC	13,500.00	—	13,500.00		13.50	13,500.00	—					$56.22
Talos Production LLC	13,950.00	—	13,950.00		13.95	13,950.00	—					$56.22
Talos Production LLC	13,950.00	—	13,950.00		13.95	13,950.00	—					$56.22
Talos Production LLC	13,500.00	—	13,500.00		13.50	13,500.00	—					$56.22
Talos Production LLC	13,950.00	—	13,950.00		13.95	13,950.00	—					$56.22
Talos Production LLC	13,500.00	—	13,500.00		13.50	13,500.00	—					$56.22
Talos Production LLC	13,950.00	—	13,950.00		13.95	13,950.00	—					$56.22
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.00
Talos Production LLC	16,800.00		16,800.00		16.80	16,800.00	—					$52.00
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.00
Talos Production LLC	18,000.00		18,000.00		18.00	18,000.00	—					$52.00
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.00
Talos Production LLC	18,000.00		18,000.00		18.00	18,000.00	—					$52.00
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.00
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.00
Talos Production LLC	18,000.00		18,000.00		18.00	18,000.00	—					$52.00
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.00
Talos Production LLC	18,000.00		18,000.00		18.00	18,000.00	—					$52.00
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.00
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.25
Talos Production LLC	16,800.00		16,800.00		16.80	16,800.00	—					$52.25
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.25
Talos Production LLC	18,000.00		18,000.00		18.00	18,000.00	—					$52.25
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.25
Talos Production LLC	18,000.00		18,000.00		18.00	18,000.00	—					$52.25
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.25
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.25
Talos Production LLC	18,000.00		18,000.00		18.00	18,000.00	—					$52.25
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.25
Talos Production LLC	18,000.00		18,000.00		18.00	18,000.00	—					$52.25
Talos Production LLC	18,600.00		18,600.00		18.60	18,600.00	—					$52.25
Talos Energy Phoenix LLC	—			18,000.00	3.00	—	—		18,000.00				$3.01
Talos Energy Phoenix LLC	—			18,600.00	3.10	—	—		18,600.00				$3.01

Schedule 8.20 - 6

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		10980652	4/10/2017	April	7/25/2018	GAS	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		10980652	4/10/2017	April	8/25/2018	GAS	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		10980652	4/10/2017	April	9/25/2018	GAS	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		10980652	4/10/2017	April	10/25/2018	GAS	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		10980652	4/10/2017	April	11/25/2018	GAS	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		10980652	4/10/2017	April	12/25/2018	GAS	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		10980652	4/10/2017	April	1/25/2019	GAS	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Natixis		200873187	4/10/2017	April	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Natixis		200873187	4/10/2017	April	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Natixis		200873187	4/10/2017	April	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Natixis		200873187	4/10/2017	April	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Natixis		200873187	4/10/2017	April	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Natixis		200873187	4/10/2017	April	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Natixis		200873187	4/10/2017	April	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Natixis		200873187	4/10/2017	April	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Natixis		200873187	4/10/2017	April	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Natixis		200872631	4/10/2017	April	5/25/2018	GAS	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Natixis		200872631	4/10/2017	April	6/25/2018	GAS	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Natixis		200872631	4/10/2017	April	7/25/2018	GAS	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Natixis		200872631	4/10/2017	April	8/25/2018	GAS	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Natixis		200872631	4/10/2017	April	9/25/2018	GAS	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Natixis		200872631	4/10/2017	April	10/25/2018	GAS	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Natixis		200872631	4/10/2017	April	11/25/2018	GAS	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Natixis		200872631	4/10/2017	April	12/25/2018	GAS	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Natixis		200872631	4/10/2017	April	1/25/2019	GAS	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	J.P. Morgan		850000YV-73FQ	4/10/2017	April	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	5/25/2018	GAS	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	6/25/2018	GAS	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	7/25/2018	GAS	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	8/25/2018	GAS	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	9/25/2018	GAS	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	10/25/2018	GAS	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	11/25/2018	GAS	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	12/25/2018	GAS	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	J.P. Morgan		85000YV-73AD	4/10/2017	April	1/25/2019	GAS	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		10984122	4/11/2017	April	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		10984122	4/11/2017	April	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		10984122	4/11/2017	April	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		10984122	4/11/2017	April	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		10984122	4/11/2017	April	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		10984122	4/11/2017	April	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		10984122	4/11/2017	April	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		10984122	4/11/2017	April	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		10984122	4/11/2017	April	1/25/2019	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	Shell		10984123	4/11/2017	April	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	Shell		10984123	4/11/2017	April	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	Shell		10984123	4/11/2017	April	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	Shell		10984123	4/11/2017	April	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	Shell		10984123	4/11/2017	April	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	Shell		10984123	4/11/2017	April	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	Shell		10984123	4/11/2017	April	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	Shell		10984123	4/11/2017	April	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	Shell		10984123	4/11/2017	April	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	Shell		10984123	4/11/2017	April	11/25/2019	WTI	PDP

Schedule 8.20 - 7

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Talos Energy Phoenix LLC	—			18,000.00	3.00	—	—		18,000.00				$3.01
Talos Energy Phoenix LLC	—			18,600.00	3.10	—	—		18,600.00				$3.01
Talos Energy Phoenix LLC	—			18,600.00	3.10	—	—		18,600.00				$3.01
Talos Energy Phoenix LLC	—			18,000.00	3.00	—	—		18,000.00				$3.01
Talos Energy Phoenix LLC	—			18,600.00	3.10	—	—		18,600.00				$3.01
Talos Energy Phoenix LLC	—			18,000.00	3.00	—	—		18,000.00				$3.01
Talos Energy Phoenix LLC	—			18,600.00	3.10	—	—		18,600.00				$3.01
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	—			45,000.00	7.50	—	—		45,000.00				$3.03
Talos Production LLC	—			46,500.00	7.75	—	—		46,500.00				$3.03
Talos Production LLC	—			45,000.00	7.50	—	—		45,000.00				$3.03
Talos Production LLC	—			46,500.00	7.75	—	—		46,500.00				$3.03
Talos Production LLC	—			46,500.00	7.75	—	—		46,500.00				$3.03
Talos Production LLC	—			45,000.00	7.50	—	—		45,000.00				$3.03
Talos Production LLC	—			46,500.00	7.75	—	—		46,500.00				$3.03
Talos Production LLC	—			45,000.00	7.50	—	—		45,000.00				$3.03
Talos Production LLC	—			46,500.00	7.75	—	—		46,500.00				$3.03
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.50
Talos Production LLC	—		—	45,000.00	7.50	—	—		45,000.00				$3.05
Talos Production LLC	—		—	46,500.00	7.75	—	—		46,500.00				$3.05
Talos Production LLC	—		—	45,000.00	7.50	—	—		45,000.00				$3.05
Talos Production LLC	—		—	46,500.00	7.75	—	—		46,500.00				$3.05
Talos Production LLC	—		—	46,500.00	7.75	—	—		46,500.00				$3.05
Talos Production LLC	—		—	45,000.00	7.50	—	—		45,000.00				$3.05
Talos Production LLC	—		—	46,500.00	7.75	—	—		46,500.00				$3.05
Talos Production LLC	—		—	45,000.00	7.50	—	—		45,000.00				$3.05
Talos Production LLC	—		—	46,500.00	7.75	—	—		46,500.00				$3.05
Talos Energy Phoenix LLC	5,250.00		5,250.00		5.25	5,250.00	—					$53.20
Talos Energy Phoenix LLC	5,425.00		5,425.00		5.43	5,425.00	—					$53.20
Talos Energy Phoenix LLC	5,250.00		5,250.00		5.25	5,250.00	—					$53.20
Talos Energy Phoenix LLC	5,425.00		5,425.00		5.43	5,425.00	—					$53.20
Talos Energy Phoenix LLC	5,425.00		5,425.00		5.43	5,425.00	—					$53.20
Talos Energy Phoenix LLC	5,250.00		5,250.00		5.25	5,250.00	—					$53.20
Talos Energy Phoenix LLC	5,425.00		5,425.00		5.43	5,425.00	—					$53.20
Talos Energy Phoenix LLC	5,250.00		5,250.00		5.25	5,250.00	—					$53.20
Talos Energy Phoenix LLC	5,425.00		5,425.00		5.43	5,425.00	—					$53.20
Talos Energy Phoenix LLC	3,720.00		3,720.00		3.72	3,720.00	—					$52.40
Talos Energy Phoenix LLC	3,360.00		3,360.00		3.36	3,360.00	—					$52.40
Talos Energy Phoenix LLC	3,720.00		3,720.00		3.72	3,720.00	—					$52.40
Talos Energy Phoenix LLC	3,600.00		3,600.00		3.60	3,600.00	—					$52.40
Talos Energy Phoenix LLC	3,720.00		3,720.00		3.72	3,720.00	—					$52.40
Talos Energy Phoenix LLC	3,600.00		3,600.00		3.60	3,600.00	—					$52.40
Talos Energy Phoenix LLC	3,720.00		3,720.00		3.72	3,720.00	—					$52.40
Talos Energy Phoenix LLC	3,720.00		3,720.00		3.72	3,720.00	—					$52.40
Talos Energy Phoenix LLC	3,600.00		3,600.00		3.60	3,600.00	—					$52.40
Talos Energy Phoenix LLC	3,720.00		3,720.00		3.72	3,720.00	—					$52.40

Schedule 8.20 - 8

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
11/1/2019	11/30/2019	November	2019	365	Swap	Shell		10984123	4/11/2017	April	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	Shell		10984123	4/11/2017	April	1/25/2020	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		10988695	4/13/2017	April	5/25/2018	GAS	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		10988695	4/13/2017	April	6/25/2018	GAS	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		10988695	4/13/2017	April	7/25/2018	GAS	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		10988695	4/13/2017	April	8/25/2018	GAS	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		10988695	4/13/2017	April	9/25/2018	GAS	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		10988695	4/13/2017	April	10/25/2018	GAS	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		10988695	4/13/2017	April	11/25/2018	GAS	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		10988695	4/13/2017	April	12/25/2018	GAS	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		10988695	4/13/2017	April	1/25/2019	GAS	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		10989626	4/13/2017	April	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		10989626	4/13/2017	April	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		10989626	4/13/2017	April	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		10989626	4/13/2017	April	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		10989626	4/13/2017	April	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		10989626	4/13/2017	April	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		10989626	4/13/2017	April	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		10989626	4/13/2017	April	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		10989626	4/13/2017	April	1/25/2019	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	Shell		10989628	4/13/2017	April	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	Shell		10989628	4/13/2017	April	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	Shell		10989628	4/13/2017	April	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	Shell		10989628	4/13/2017	April	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	Shell		10989628	4/13/2017	April	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	Shell		10989628	4/13/2017	April	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	Shell		10989628	4/13/2017	April	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	Shell		10989628	4/13/2017	April	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	Shell		10989628	4/13/2017	April	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	Shell		10989628	4/13/2017	April	11/25/2019	WTI	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	Shell		10989628	4/13/2017	April	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	Shell		10989628	4/13/2017	April	1/25/2020	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		10987455	4/13/2017	April	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		10987455	4/13/2017	April	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		10987455	4/13/2017	April	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		10987455	4/13/2017	April	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		10987455	4/13/2017	April	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		10987455	4/13/2017	April	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		10987455	4/13/2017	April	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		10987455	4/13/2017	April	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		10987455	4/13/2017	April	1/25/2019	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	Shell		10987462	4/13/2017	April	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	Shell		10987462	4/13/2017	April	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	Shell		10987462	4/13/2017	April	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	Shell		10987462	4/13/2017	April	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	Shell		10987462	4/13/2017	April	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	Shell		10987462	4/13/2017	April	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	Shell		10987462	4/13/2017	April	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	Shell		10987462	4/13/2017	April	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	Shell		10987462	4/13/2017	April	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	Shell		10987462	4/13/2017	April	11/25/2019	WTI	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	Shell		10987462	4/13/2017	April	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	Shell		10987462	4/13/2017	April	1/25/2020	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	ING		89549160	4/13/2017	April	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	ING		89549160	4/13/2017	April	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	ING		89549160	4/13/2017	April	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	ING		89549160	4/13/2017	April	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	ING		89549160	4/13/2017	April	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	ING		89549160	4/13/2017	April	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	ING		89549160	4/13/2017	April	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	ING		89549160	4/13/2017	April	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	ING		89549160	4/13/2017	April	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	ING		89549160	4/13/2017	April	11/25/2019	WTI	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	ING		89549160	4/13/2017	April	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	ING		89549160	4/13/2017	April	1/25/2020	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	5/25/2018	GAS	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	6/25/2018	GAS	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	7/25/2018	GAS	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	8/25/2018	GAS	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	9/25/2018	GAS	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	10/25/2018	GAS	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	11/25/2018	GAS	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	12/25/2018	GAS	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	J.P. Morgan		8500012F-3ITI	4/26/2017	April	1/25/2019	GAS	PDP

Schedule 8.20 - 9

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Talos Energy Phoenix LLC	3,600.00		3,600.00		3.60	3,600.00	—					$52.40
Talos Energy Phoenix LLC	3,720.00		3,720.00		3.72	3,720.00	—					$52.40
Talos Energy Phoenix LLC	—			15,000.00	2.50	—	—		15,000.00		$—	$—	$3.03
Talos Energy Phoenix LLC	—			15,500.00	2.58	—	—		15,500.00		$—	$—	$3.03
Talos Energy Phoenix LLC	—			15,000.00	2.50	—	—		15,000.00		$—	$—	$3.03
Talos Energy Phoenix LLC	—			15,500.00	2.58	—	—		15,500.00		$—	$—	$3.03
Talos Energy Phoenix LLC	—			15,500.00	2.58	—	—		15,500.00		$—	$—	$3.03
Talos Energy Phoenix LLC	—			15,000.00	2.50	—	—		15,000.00		$—	$—	$3.03
Talos Energy Phoenix LLC	—			15,500.00	2.58	—	—		15,500.00		$—	$—	$3.03
Talos Energy Phoenix LLC	—			15,000.00	2.50	—	—		15,000.00		$—	$—	$3.03
Talos Energy Phoenix LLC	—			15,500.00	2.58	—	—		15,500.00		$—	$—	$3.03
Talos Energy Phoenix LLC	10,500.00	—	10,500.00	—	10.50	10,500.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	10,850.00	—	10,850.00	—	10.85	10,850.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	10,500.00	—	10,500.00	—	10.50	10,500.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	10,850.00	—	10,850.00	—	10.85	10,850.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	10,850.00	—	10,850.00	—	10.85	10,850.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	10,500.00	—	10,500.00	—	10.50	10,500.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	10,850.00	—	10,850.00	—	10.85	10,850.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	10,500.00	—	10,500.00	—	10.50	10,500.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	10,850.00	—	10,850.00	—	10.85	10,850.00	—		—		$—	$53.30	$—
Talos Energy Phoenix LLC	7,750.00		7,750.00		7.75	7,750.00	—					$52.75
Talos Energy Phoenix LLC	7,000.00		7,000.00		7.00	7,000.00	—					$52.75
Talos Energy Phoenix LLC	7,750.00		7,750.00		7.75	7,750.00	—					$52.75
Talos Energy Phoenix LLC	7,500.00		7,500.00		7.50	7,500.00	—					$52.75
Talos Energy Phoenix LLC	7,750.00		7,750.00		7.75	7,750.00	—					$52.75
Talos Energy Phoenix LLC	7,500.00		7,500.00		7.50	7,500.00	—					$52.75
Talos Energy Phoenix LLC	7,750.00		7,750.00		7.75	7,750.00	—					$52.75
Talos Energy Phoenix LLC	7,750.00		7,750.00		7.75	7,750.00	—					$52.75
Talos Energy Phoenix LLC	7,500.00		7,500.00		7.50	7,500.00	—					$52.75
Talos Energy Phoenix LLC	7,750.00		7,750.00		7.75	7,750.00	—					$52.75
Talos Energy Phoenix LLC	7,500.00		7,500.00		7.50	7,500.00	—					$52.75
Talos Energy Phoenix LLC	7,750.00		7,750.00		7.75	7,750.00	—					$52.75
Talos Energy Phoenix LLC	9,000.00		9,000.00		9.00	9,000.00	—					$53.50
Talos Energy Phoenix LLC	9,300.00		9,300.00		9.30	9,300.00	—					$53.50
Talos Energy Phoenix LLC	9,000.00		9,000.00		9.00	9,000.00	—					$53.50
Talos Energy Phoenix LLC	9,300.00		9,300.00		9.30	9,300.00	—					$53.50
Talos Energy Phoenix LLC	9,300.00		9,300.00		9.30	9,300.00	—					$53.50
Talos Energy Phoenix LLC	9,000.00		9,000.00		9.00	9,000.00	—					$53.50
Talos Energy Phoenix LLC	9,300.00		9,300.00		9.30	9,300.00	—					$53.50
Talos Energy Phoenix LLC	9,000.00		9,000.00		9.00	9,000.00	—					$53.50
Talos Energy Phoenix LLC	9,300.00		9,300.00		9.30	9,300.00	—					$53.50
Talos Energy Phoenix LLC	6,200.00		6,200.00		6.20	6,200.00	—					$53.00
Talos Energy Phoenix LLC	5,600.00		5,600.00		5.60	5,600.00	—					$53.00
Talos Energy Phoenix LLC	6,200.00		6,200.00		6.20	6,200.00	—					$53.00
Talos Energy Phoenix LLC	6,000.00		6,000.00		6.00	6,000.00	—					$53.00
Talos Energy Phoenix LLC	6,200.00		6,200.00		6.20	6,200.00	—					$53.00
Talos Energy Phoenix LLC	6,000.00		6,000.00		6.00	6,000.00	—					$53.00
Talos Energy Phoenix LLC	6,200.00		6,200.00		6.20	6,200.00	—					$53.00
Talos Energy Phoenix LLC	6,200.00		6,200.00		6.20	6,200.00	—					$53.00
Talos Energy Phoenix LLC	6,000.00		6,000.00		6.00	6,000.00	—					$53.00
Talos Energy Phoenix LLC	6,200.00		6,200.00		6.20	6,200.00	—					$53.00
Talos Energy Phoenix LLC	6,000.00		6,000.00		6.00	6,000.00	—					$53.00
Talos Energy Phoenix LLC	6,200.00		6,200.00		6.20	6,200.00	—					$53.00
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.35
Talos Production LLC	42,000.00		42,000.00		42.00	42,000.00	—					$53.35
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.35
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—					$53.35
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.35
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—					$53.35
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.35
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.35
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—					$53.35
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.35
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—					$53.35
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.35
Talos Production LLC	—			195,000.00	32.50	—	—		195,000.00				$3.11
Talos Production LLC	—			201,500.00	33.58	—	—		201,500.00				$3.11
Talos Production LLC	—			195,000.00	32.50	—	—		195,000.00				$3.11
Talos Production LLC	—			201,500.00	33.58	—	—		201,500.00				$3.11
Talos Production LLC	—			201,500.00	33.58	—	—		201,500.00				$3.11
Talos Production LLC	—			195,000.00	32.50	—	—		195,000.00				$3.11
Talos Production LLC	—			201,500.00	33.58	—	—		201,500.00				$3.11
Talos Production LLC	—			195,000.00	32.50	—	—		195,000.00				$3.11
Talos Production LLC	—			201,500.00	33.58	—	—		201,500.00				$3.11

Schedule 8.20 - 10

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
4/1/2018	4/30/2018	April	2018	365	Swap	ING		90494176	8/8/2017	August	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	ING		90494176	8/8/2017	August	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	ING		90494176	8/8/2017	August	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	ING		90494176	8/8/2017	August	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	ING		90494176	8/8/2017	August	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	ING		90494176	8/8/2017	August	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	ING		90494176	8/8/2017	August	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	ING		90494176	8/8/2017	August	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	ING		90494176	8/8/2017	August	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		11366985	9/6/2017	September	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		11366985	9/6/2017	September	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		11366985	9/6/2017	September	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		11366985	9/6/2017	September	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		11366985	9/6/2017	September	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		11366985	9/6/2017	September	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		11366985	9/6/2017	September	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		11366985	9/6/2017	September	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		11366985	9/6/2017	September	1/25/2019	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	Natixis		208617115	9/14/2017	September	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	Natixis		208617115	9/14/2017	September	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	Natixis		208617115	9/14/2017	September	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	Natixis		208617115	9/14/2017	September	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	Natixis		208617115	9/14/2017	September	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	Natixis		208617115	9/14/2017	September	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	Natixis		208617115	9/14/2017	September	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	Natixis		208617115	9/14/2017	September	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	Natixis		208617115	9/14/2017	September	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	Natixis		208617115	9/14/2017	September	11/25/2019	WTI	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	Natixis		208617115	9/14/2017	September	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	Natixis		208617115	9/14/2017	September	1/25/2020	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		11385418	9/14/2017	September	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		11385418	9/14/2017	September	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		11385418	9/14/2017	September	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		11385418	9/14/2017	September	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		11385418	9/14/2017	September	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		11385418	9/14/2017	September	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		11385418	9/14/2017	September	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		11385418	9/14/2017	September	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		11385418	9/14/2017	September	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Shell		11385442	9/14/2017	September	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Shell		11385442	9/14/2017	September	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Shell		11385442	9/14/2017	September	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Shell		11385442	9/14/2017	September	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Shell		11385442	9/14/2017	September	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Shell		11385442	9/14/2017	September	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Shell		11385442	9/14/2017	September	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Shell		11385442	9/14/2017	September	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Shell		11385442	9/14/2017	September	1/25/2019	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	Shell		11385574	9/14/2017	September	2/25/2019	WTI	PDP
2/1/2019	2/28/2019	February	2019	365	Swap	Shell		11385574	9/14/2017	September	3/25/2019	WTI	PDP
3/1/2019	3/31/2019	March	2019	365	Swap	Shell		11385574	9/14/2017	September	4/25/2019	WTI	PDP
4/1/2019	4/30/2019	April	2019	365	Swap	Shell		11385574	9/14/2017	September	5/25/2019	WTI	PDP
5/1/2019	5/31/2019	May	2019	365	Swap	Shell		11385574	9/14/2017	September	6/25/2019	WTI	PDP
6/1/2019	6/30/2019	June	2019	365	Swap	Shell		11385574	9/14/2017	September	7/25/2019	WTI	PDP
7/1/2019	7/31/2019	July	2019	365	Swap	Shell		11385574	9/14/2017	September	8/25/2019	WTI	PDP
8/1/2019	8/31/2019	August	2019	365	Swap	Shell		11385574	9/14/2017	September	9/25/2019	WTI	PDP
9/1/2019	9/30/2019	September	2019	365	Swap	Shell		11385574	9/14/2017	September	10/25/2019	WTI	PDP
10/1/2019	10/31/2019	October	2019	365	Swap	Shell		11385574	9/14/2017	September	11/25/2019	WTI	PDP
11/1/2019	11/30/2019	November	2019	365	Swap	Shell		11385574	9/14/2017	September	12/25/2019	WTI	PDP
12/1/2019	12/31/2019	December	2019	365	Swap	Shell		11385574	9/14/2017	September	1/25/2020	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	J.P. Morgan		85000F9-4T7OB	10/30/2017	October	1/25/2019	WTI	PDP

Schedule 8.20 - 11

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Talos Production LLC	10,500.00		10,500.00		10.50	10,500.00	—					$50.00
Talos Production LLC	10,850.00		10,850.00		10.85	10,850.00	—					$50.00
Talos Production LLC	10,500.00		10,500.00		10.50	10,500.00	—					$50.00
Talos Production LLC	10,850.00		10,850.00		10.85	10,850.00	—					$50.00
Talos Production LLC	10,850.00		10,850.00		10.85	10,850.00	—					$50.00
Talos Production LLC	10,500.00		10,500.00		10.50	10,500.00	—					$50.00
Talos Production LLC	10,850.00		10,850.00		10.85	10,850.00	—					$50.00
Talos Production LLC	10,500.00		10,500.00		10.50	10,500.00	—					$50.00
Talos Production LLC	10,850.00		10,850.00		10.85	10,850.00	—					$50.00
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$50.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$50.00
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$50.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$50.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$50.00
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$50.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$50.00
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$50.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$50.00
Talos Production LLC	142,285.00		142,285.00		142.29	142,285.00	—					$50.76
Talos Production LLC	121,366.00		121,366.00		121.37	121,366.00	—					$50.76
Talos Production LLC	127,781.00		127,781.00		127.78	127,781.00	—					$50.76
Talos Production LLC	117,690.00		117,690.00		117.69	117,690.00	—					$50.76
Talos Production LLC	115,876.00		115,876.00		115.88	115,876.00	—					$50.76
Talos Production LLC	106,177.00		106,177.00		106.18	106,177.00	—					$50.76
Talos Production LLC	104,573.00		104,573.00		104.57	104,573.00	—					$50.76
Talos Production LLC	45,839.00		45,839.00		45.84	45,839.00	—					$50.76
Talos Production LLC	40,983.00		40,983.00		40.98	40,983.00	—					$50.76
Talos Production LLC	39,034.00		39,034.00		39.03	39,034.00	—					$50.76
Talos Production LLC	82,974.00		82,974.00		82.97	82,974.00	—					$50.76
Talos Production LLC	81,598.00		81,598.00		81.60	81,598.00	—					$50.76
Talos Energy Phoenix LLC	—			46,382.00	7.73	—	—		46,382.00				$3.02
Talos Energy Phoenix LLC	—			47,196.00	7.87	—	—		47,196.00				$3.02
Talos Energy Phoenix LLC	—			44,986.00	7.50	—	—		44,986.00				$3.02
Talos Energy Phoenix LLC	—			45,795.00	7.63	—	—		45,795.00				$3.02
Talos Energy Phoenix LLC	—			14,621.00	2.44	—	—		14,621.00				$3.02
Talos Energy Phoenix LLC	—			13,560.00	2.26	—	—		13,560.00				$3.02
Talos Energy Phoenix LLC	—			12,051.00	2.01	—	—		12,051.00				$3.02
Talos Energy Phoenix LLC	—			26,510.00	4.42	—	—		26,510.00				$3.02
Talos Energy Phoenix LLC	—			25,306.00	4.22	—	—		25,306.00				$3.02
Talos Energy Phoenix LLC	19,271.00		19,271.00		19.27	19,271.00	—					$50.73
Talos Energy Phoenix LLC	19,681.00		19,681.00		19.68	19,681.00	—					$50.73
Talos Energy Phoenix LLC	18,826.00		18,826.00		18.83	18,826.00	—					$50.73
Talos Energy Phoenix LLC	19,232.00		19,232.00		19.23	19,232.00	—					$50.73
Talos Energy Phoenix LLC	7,352.00		7,352.00		7.35	7,352.00	—					$50.73
Talos Energy Phoenix LLC	6,911.00		6,911.00		6.91	6,911.00	—					$50.73
Talos Energy Phoenix LLC	6,413.00		6,413.00		6.41	6,413.00	—					$50.73
Talos Energy Phoenix LLC	11,513.00		11,513.00		11.51	11,513.00	—					$50.73
Talos Energy Phoenix LLC	11,071.00		11,071.00		11.07	11,071.00	—					$50.73
Talos Energy Phoenix LLC	11,756.00		11,756.00		11.76	11,756.00	—					$50.05
Talos Energy Phoenix LLC	10,046.00		10,046.00		10.05	10,046.00	—					$50.05
Talos Energy Phoenix LLC	10,520.00		10,520.00		10.52	10,520.00	—					$50.05
Talos Energy Phoenix LLC	9,606.00		9,606.00		9.61	9,606.00	—					$50.05
Talos Energy Phoenix LLC	9,361.00		9,361.00		9.36	9,361.00	—					$50.05
Talos Energy Phoenix LLC	8,538.00		8,538.00		8.54	8,538.00	—					$50.05
Talos Energy Phoenix LLC	8,310.00		8,310.00		8.31	8,310.00	—					$50.05
Talos Energy Phoenix LLC	3,926.00		3,926.00		3.93	3,926.00	—					$50.05
Talos Energy Phoenix LLC	3,474.00		3,474.00		3.47	3,474.00	—					$50.05
Talos Energy Phoenix LLC	3,271.00		3,271.00		3.27	3,271.00	—					$50.05
Talos Energy Phoenix LLC	6,277.00		6,277.00		6.28	6,277.00	—					$50.05
Talos Energy Phoenix LLC	6,085.00		6,085.00		6.09	6,085.00	—					$50.05
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—					$53.62
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.62
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—					$53.62
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.62
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.62
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—					$53.62
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.62
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—					$53.62
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.62

Schedule 8.20 - 12

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
4/1/2018	4/30/2018	April	2018	365	Swap	ING		91163012	10/30/2017	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	ING		91163012	10/30/2017	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	ING		91163012	10/30/2017	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	ING		91163012	10/30/2017	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	ING		91163012	10/30/2017	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	ING		91163012	10/30/2017	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	ING		91163012	10/30/2017	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	ING		91163012	10/30/2017	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	ING		91163012	10/30/2017	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Natixis		210836452	10/30/2017	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Natixis		210836452	10/30/2017	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Natixis		210836452	10/30/2017	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Natixis		210836452	10/30/2017	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Natixis		210836452	10/30/2017	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Natixis		210836452	10/30/2017	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Natixis		210836452	10/30/2017	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Natixis		210836452	10/30/2017	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Natixis		210836452	10/30/2017	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Natixis		210836493	10/30/2017	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Natixis		210836493	10/30/2017	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Natixis		210836493	10/30/2017	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Natixis		210836493	10/30/2017	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Natixis		210836493	10/30/2017	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Natixis		210836493	10/30/2017	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Natixis		210836493	10/30/2017	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Natixis		210836493	10/30/2017	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Natixis		210836493	10/30/2017	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	J.P. Morgan		85000F9-4T7VI	10/30/2017	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Regions		117442	10/30/2017	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Regions		117442	10/30/2017	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Regions		117442	10/30/2017	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Regions		117442	10/30/2017	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Regions		117442	10/30/2017	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Regions		117442	10/30/2017	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Regions		117442	10/30/2017	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Regions		117442	10/30/2017	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Regions		117442	10/30/2017	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	TD		589023	10/30/2017	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	TD		589023	10/30/2017	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	TD		589023	10/30/2017	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	TD		589023	10/30/2017	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	TD		589023	10/30/2017	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	TD		589023	10/30/2017	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	TD		589023	10/30/2017	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	TD		589023	10/30/2017	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	TD		589023	10/30/2017	October	1/25/2019	WTI	PDP
4/1/2018	4/30/2018	April	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	5/25/2018	WTI	PDP
5/1/2018	5/31/2018	May	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	6/25/2018	WTI	PDP
6/1/2018	6/30/2018	June	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	7/25/2018	WTI	PDP
7/1/2018	7/31/2018	July	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	8/25/2018	WTI	PDP
8/1/2018	8/31/2018	August	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	9/25/2018	WTI	PDP
9/1/2018	9/30/2018	September	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	10/25/2018	WTI	PDP
10/1/2018	10/31/2018	October	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	11/25/2018	WTI	PDP
11/1/2018	11/30/2018	November	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	12/25/2018	WTI	PDP
12/1/2018	12/31/2018	December	2018	365	Swap	Goldman Sachs		QE1D009192597	10/30/2017	October	1/25/2019	WTI	PDP
1/1/2019	1/31/2019	January	2019	365	Swap	J.P. Morgan		85000F9-4V7N0	11/10/2017	November	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	J.P. Morgan		85000F9-4V7N0	11/10/2017	November	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	J.P. Morgan		85000F9-4V7N0	11/10/2017	November	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	J.P. Morgan		85000F9-4V7N0	11/10/2017	November	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	J.P. Morgan		85000F9-4V7N0	11/10/2017	November	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	J.P. Morgan		85000F9-4V7N0	11/10/2017	November	7/25/2019	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	J.P. Morgan		85000F9-4VBN2	11/10/2017	November	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	J.P. Morgan		85000F9-4VBN2	11/10/2017	November	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	J.P. Morgan		85000F9-4VBN2	11/10/2017	November	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	J.P. Morgan		85000F9-4VBN2	11/10/2017	November	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	J.P. Morgan		85000F9-4VBN2	11/10/2017	November	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	J.P. Morgan		85000F9-4VBN2	11/10/2017	November	7/25/2019	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	J.P. Morgan		85000F9-4V81R	11/10/2017	November	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	J.P. Morgan		85000F9-4V81R	11/10/2017	November	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	J.P. Morgan		85000F9-4V81R	11/10/2017	November	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	J.P. Morgan		85000F9-4V81R	11/10/2017	November	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	J.P. Morgan		85000F9-4V81R	11/10/2017	November	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	J.P. Morgan		85000F9-4V81R	11/10/2017	November	7/25/2019	WTI

Schedule 8.20 - 13

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—					$53.38
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.38
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—					$53.38
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.38
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.38
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—					$53.38
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.38
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—					$53.38
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—					$53.38
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.60
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.60
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.60
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.60
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.60
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.60
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.60
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.60
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.60
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.44
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.44
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.44
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.44
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.44
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.44
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.44
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.44
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.44
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.37
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.37
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.37
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.37
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.37
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.37
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.37
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.37
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.37
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.55
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.55
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.55
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.55
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.55
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.55
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.55
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—					$53.55
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—					$53.55
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—					$53.50
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—					$53.50
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—					$53.50
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—					$53.50
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—					$53.50
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—					$53.50
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—					$53.50
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—					$53.50
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—					$53.50
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—					$53.42
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.42
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—					$53.42
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.42
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.42
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—					$53.42
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.42
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—					$53.42
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—					$53.42
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$53.60
Talos Production LLC	28,000.00		28,000.00		28.00	28,000.00	—	—				$53.60
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$53.60
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$53.60
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$53.60
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$53.60
Talos Production LLC	65,100.00		65,100.00		65.10	65,100.00	—	—				$53.60
Talos Production LLC	58,800.00		58,800.00		58.80	58,800.00	—	—				$53.60
Talos Production LLC	65,100.00		65,100.00		65.10	65,100.00	—	—				$53.60
Talos Production LLC	63,000.00		63,000.00		63.00	63,000.00	—	—				$53.60
Talos Production LLC	65,100.00		65,100.00		65.10	65,100.00	—	—				$53.60
Talos Production LLC	63,000.00		63,000.00		63.00	63,000.00	—	—				$53.60
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$53.54
Talos Production LLC	56,000.00		56,000.00		56.00	56,000.00	—	—				$53.54
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$53.54
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—	—				$53.54
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$53.54
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—	—				$53.54

Schedule 8.20 - 14

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
10/1/2018	10/31/2018	October	2018	365	Swap	ING		91441615	12/4/2017	December	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	ING		91441615	12/4/2017	December	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	ING		91441615	12/4/2017	December	1/25/2019	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	ING		91441615	12/4/2017	December	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	ING		91441615	12/4/2017	December	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	ING		91441615	12/4/2017	December	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	ING		91441615	12/4/2017	December	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	ING		91441615	12/4/2017	December	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	ING		91441615	12/4/2017	December	7/25/2019	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	ING		91428692	12/4/2017	December	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	ING		91428692	12/4/2017	December	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	ING		91428692	12/4/2017	December	1/25/2019	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	ING		91428692	12/4/2017	December	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	ING		91428692	12/4/2017	December	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	ING		91428692	12/4/2017	December	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	ING		91428692	12/4/2017	December	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	ING		91428692	12/4/2017	December	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	ING		91428692	12/4/2017	December	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Citi		40098463	1/9/2018	January	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Citi		40098463	1/9/2018	January	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Citi		40098463	1/9/2018	January	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Citi		40098463	1/9/2018	January	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Citi		40098463	1/9/2018	January	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Citi		40098463	1/9/2018	January	1/25/2020	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Citi		40110082	1/9/2018	January	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Citi		40110082	1/9/2018	January	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Citi		40110082	1/9/2018	January	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Citi		40110082	1/9/2018	January	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Citi		40110082	1/9/2018	January	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Citi		40110082	1/9/2018	January	1/25/2020	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Natixis		213452741	12/21/2017	December	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Natixis		213452741	12/21/2017	December	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Natixis		213452741	12/21/2017	December	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Natixis		213452741	12/21/2017	December	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Natixis		213452741	12/21/2017	December	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Natixis		213452741	12/21/2017	December	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Natixis		213452741	12/21/2017	December	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Natixis		213452741	12/21/2017	December	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Natixis		213452741	12/21/2017	December	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Natixis		213452741	12/21/2017	December	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Natixis		213452741	12/21/2017	December	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Natixis		213452741	12/21/2017	December	1/25/2020	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Natixis		213639956	12/26/2017	December	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Natixis		213639956	12/26/2017	December	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Natixis		213639956	12/26/2017	December	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Natixis		213639956	12/26/2017	December	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Natixis		213639956	12/26/2017	December	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Natixis		213639956	12/26/2017	December	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Natixis		213859926	12/29/2017	December	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Natixis		213859926	12/29/2017	December	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Natixis		213859926	12/29/2017	December	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Natixis		213859926	12/29/2017	December	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Natixis		213859926	12/29/2017	December	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Natixis		213859926	12/29/2017	December	1/25/2020	WTI
4/1/2018	4/30/2018	April	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Put (Premium Paid Upfront)	Natixis	Natixis	191505760	1/9/2017	January	1/25/2019	WTI
4/1/2018	4/30/2018	April	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Put (Premium Paid Upfront)	Bank of Nova Scotia	JPM	1928670	3/28/2017	March	1/25/2019	WTI
4/1/2018	4/30/2018	April	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Bank of Nova Scotia	JPM	1912092	2/17/2017	February	1/25/2019	WTI
4/1/2018	4/30/2018	April	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Goldman Sachs		QE1D008694159,0S1 1 1	9/26/2017	September	1/25/2019	WTI
4/1/2018	4/30/2018	April	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Goldman Sachs		QE1D008690929,0S1 1 1	9/26/2017	September	1/25/2019	WTI

Schedule 8.20 - 15

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$54.53
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$54.53
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$54.53
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$54.53
Talos Production LLC	28,000.00		28,000.00		28.00	28,000.00	—	—				$54.53
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$54.53
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$54.53
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$54.53
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$54.53
Talos Production LLC	77,500.00		77,500.00		77.50	77,500.00	—	—				$54.00
Talos Production LLC	75,000.00		75,000.00		75.00	75,000.00	—	—				$54.00
Talos Production LLC	77,500.00		77,500.00		77.50	77,500.00	—	—				$54.00
Talos Production LLC	77,500.00		77,500.00		77.50	77,500.00	—	—				$54.00
Talos Production LLC	70,000.00		70,000.00		70.00	70,000.00	—	—				$54.00
Talos Production LLC	77,500.00		77,500.00		77.50	77,500.00	—	—				$54.00
Talos Production LLC	75,000.00		75,000.00		75.00	75,000.00	—	—				$54.00
Talos Production LLC	77,500.00		77,500.00		77.50	77,500.00	—	—				$54.00
Talos Production LLC	75,000.00		75,000.00		75.00	75,000.00	—	—				$54.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.00
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.00
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.00
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.50
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.50
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.50
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.50
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$54.00
Talos Production LLC	56,000.00		56,000.00		56.00	56,000.00	—	—				$54.00
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$54.00
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—	—				$54.00
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$54.00
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—	—				$54.00
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$54.00
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$54.00
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—	—				$54.00
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$54.00
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—	—				$54.00
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$54.00
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$55.76
Talos Production LLC	56,000.00		56,000.00		56.00	56,000.00	—	—				$55.76
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$55.76
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—	—				$55.76
Talos Production LLC	62,000.00		62,000.00		62.00	62,000.00	—	—				$55.76
Talos Production LLC	60,000.00		60,000.00		60.00	60,000.00	—	—				$55.76
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$55.12
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$55.12
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$55.12
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$55.12
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$55.12
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$55.12
Stone Energy	30,000.00		30,000.00		30.00	—		30,000.00						$54.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$54.00
Stone Energy	30,000.00		30,000.00		30.00	—		30,000.00						$54.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$54.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$54.00
Stone Energy	30,000.00		30,000.00		30.00	—		30,000.00						$54.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$54.00
Stone Energy	30,000.00		30,000.00		30.00	—		30,000.00						$54.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$54.00
Stone Energy	30,000.00		30,000.00		30.00	—		30,000.00						$45.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$45.00
Stone Energy	30,000.00		30,000.00		30.00	—		30,000.00						$45.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$45.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$45.00
Stone Energy	30,000.00		30,000.00		30.00	—		30,000.00						$45.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$45.00
Stone Energy	30,000.00		30,000.00		30.00	—		30,000.00						$45.00
Stone Energy	31,000.00		31,000.00		31.00	—		31,000.00						$45.00
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$52.50
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$52.50
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$52.50
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$52.50
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$52.50
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$52.50
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$52.50
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$52.50
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$52.50
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$52.00
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$52.00
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$52.00
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$52.00
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$52.00
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$52.00
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$52.00
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$52.00
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$52.00
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$51.95
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$51.95
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$51.95
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$51.95
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$51.95
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$51.95
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$51.95
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$51.95
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$51.95

Schedule 8.20 - 16

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
5/1/2018	5/31/2018	May	2018	365	Swap	Natixis	Natixis	209171288	9/26/2017	September	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Swap	Natixis	Natixis	209171288	9/26/2017	September	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Swap	Natixis	Natixis	209171288	9/26/2017	September	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Natixis	Natixis	209171288	9/26/2017	September	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Natixis	Natixis	209171288	9/26/2017	September	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Natixis	Natixis	209171288	9/26/2017	September	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Natixis	Natixis	209171288	9/26/2017	September	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Natixis	Natixis	209171288	9/26/2017	September	1/25/2019	WTI
4/1/2018	4/30/2018	April	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Natixis	Natixis	209172394	9/26/2017	September	1/25/2019	WTI
4/1/2018	4/30/2018	April	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Natixis	Natixis	210833520	10/30/2017	October	1/25/2019	WTI
4/1/2018	4/30/2018	April	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Goldman Sachs		QE1D009190252,0S1-1-1	10/30/2017	October	1/25/2019	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Goldman Sachs		QE1D008688863,0S1 1 1	9/26/2017	September	1/25/2020	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Goldman Sachs		QE1D008694160,0S1 1 1	9/26/2017	September	1/25/2020	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Goldman Sachs		QE1D009190271,0S1-1-1	10/30/2017	October	1/25/2020	WTI

Schedule 8.20 - 17

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Stone Energy	6,200.00		6,200.00		6.20	6,200.00	—	—				$51.94
Stone Energy	6,000.00		6,000.00		6.00	6,000.00	—	—				$51.94
Stone Energy	6,200.00		6,200.00		6.20	6,200.00	—	—				$51.94
Stone Energy	6,200.00		6,200.00		6.20	6,200.00	—	—				$51.94
Stone Energy	6,000.00		6,000.00		6.00	6,000.00	—	—				$51.94
Stone Energy	6,200.00		6,200.00		6.20	6,200.00	—	—				$51.94
Stone Energy	6,000.00		6,000.00		6.00	6,000.00	—	—				$51.94
Stone Energy	6,200.00		6,200.00		6.20	6,200.00	—	—				$51.94
Stone Energy	9,000.00		9,000.00		9.00	9,000.00	—	—				$52.00
Stone Energy	9,300.00		9,300.00		9.30	9,300.00	—	—				$52.00
Stone Energy	9,000.00		9,000.00		9.00	9,000.00	—	—				$52.00
Stone Energy	9,300.00		9,300.00		9.30	9,300.00	—	—				$52.00
Stone Energy	9,300.00		9,300.00		9.30	9,300.00	—	—				$52.00
Stone Energy	9,000.00		9,000.00		9.00	9,000.00	—	—				$52.00
Stone Energy	9,300.00		9,300.00		9.30	9,300.00	—	—				$52.00
Stone Energy	9,000.00		9,000.00		9.00	9,000.00	—	—				$52.00
Stone Energy	9,300.00		9,300.00		9.30	9,300.00	—	—				$52.00
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$53.64
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.64
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$53.64
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.64
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.64
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$53.64
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.64
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$53.64
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.64
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$53.70
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.70
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$53.70
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.70
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.70
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$53.70
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.70
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$53.70
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$53.70
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$50.98
Stone Energy	7,000.00		7,000.00		7.00	7,000.00	—	—				$50.98
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$50.98
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$50.98
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$50.98
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$50.98
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$50.98
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$50.98
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$50.98
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$50.98
Stone Energy	7,500.00		7,500.00		7.50	7,500.00	—	—				$50.98
Stone Energy	7,750.00		7,750.00		7.75	7,750.00	—	—				$50.98
Stone Energy	23,250.00		23,250.00		23.25	23,250.00	—	—				$51.00
Stone Energy	21,000.00		21,000.00		21.00	21,000.00	—	—				$51.00
Stone Energy	23,250.00		23,250.00		23.25	23,250.00	—	—				$51.00
Stone Energy	22,500.00		22,500.00		22.50	22,500.00	—	—				$51.00
Stone Energy	23,250.00		23,250.00		23.25	23,250.00	—	—				$51.00
Stone Energy	22,500.00		22,500.00		22.50	22,500.00	—	—				$51.00
Stone Energy	23,250.00		23,250.00		23.25	23,250.00	—	—				$51.00
Stone Energy	23,250.00		23,250.00		23.25	23,250.00	—	—				$51.00
Stone Energy	22,500.00		22,500.00		22.50	22,500.00	—	—				$51.00
Stone Energy	23,250.00		23,250.00		23.25	23,250.00	—	—				$51.00
Stone Energy	22,500.00		22,500.00		22.50	22,500.00	—	—				$51.00
Stone Energy	23,250.00		23,250.00		23.25	23,250.00	—	—				$51.00
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.60
Stone Energy	14,000.00		14,000.00		14.00	14,000.00	—	—				$51.60
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.60
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$51.60
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.60
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$51.60
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.60
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.60
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$51.60
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.60
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$51.60
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.60

Schedule 8.20 - 18

Contract Date	Term Date	Month	Contract Year	Days	Type	Counterparty	Post-Close Counterparty	Trans. ID	Trans. Date	Trans. Month	Cash Payment Date	Commodity	ResCat
4/1/2018	4/30/2018	April	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	5/25/2018	WTI
5/1/2018	5/31/2018	May	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	6/25/2018	WTI
6/1/2018	6/30/2018	June	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	7/25/2018	WTI
7/1/2018	7/31/2018	July	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	32327225/32327224	5/19/2017	May	1/25/2019	WTI
4/1/2018	4/30/2018	April	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	5/25/2018	GAS
5/1/2018	5/31/2018	May	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	6/25/2018	GAS
6/1/2018	6/30/2018	June	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	7/25/2018	GAS
7/1/2018	7/31/2018	July	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	8/25/2018	GAS
8/1/2018	8/31/2018	August	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	9/25/2018	GAS
9/1/2018	9/30/2018	September	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	10/25/2018	GAS
10/1/2018	10/31/2018	October	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	11/25/2018	GAS
11/1/2018	11/30/2018	November	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	12/25/2018	GAS
12/1/2018	12/31/2018	December	2018	365	Collar (Buy Put/Sell Call)	BAML	JPM	3276578/32726579	6/21/2017	June	1/25/2019	GAS
7/1/2018	7/31/2018	July	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	1/25/2019	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	1/25/2020	WTI
7/1/2018	7/31/2018	July	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	8/25/2018	WTI
8/1/2018	8/31/2018	August	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	9/25/2018	WTI
9/1/2018	9/30/2018	September	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	10/25/2018	WTI
10/1/2018	10/31/2018	October	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	11/25/2018	WTI
11/1/2018	11/30/2018	November	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	12/25/2018	WTI
12/1/2018	12/31/2018	December	2018	365	Swap	Citi		Ram Powell	4/13/2018	April	1/25/2019	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Citi		Ram Powell	4/13/2018	April	1/25/2020	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Natixis		224419403	4/24/2018	April	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Natixis		224419403	4/24/2018	April	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Natixis		224419403	4/24/2018	April	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Natixis		224419403	4/24/2018	April	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Natixis		224419403	4/24/2018	April	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Natixis		224419403	4/24/2018	April	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Natixis		224419403	4/24/2018	April	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Natixis		224419403	4/24/2018	April	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Natixis		224419403	4/24/2018	April	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Natixis		224419403	4/24/2018	April	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Natixis		224419403	4/24/2018	April	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Natixis		224419403	4/24/2018	April	1/25/2020	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Natixis	Natixis	210833522	10/30/2017	October	1/25/2020	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Natixis	Natixis	214187862	1/3/2018	January	1/25/2020	WTI
1/1/2019	1/31/2019	January	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	2/25/2019	WTI
2/1/2019	2/28/2019	February	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	3/25/2019	WTI
3/1/2019	3/31/2019	March	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	4/25/2019	WTI
4/1/2019	4/30/2019	April	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	5/25/2019	WTI
5/1/2019	5/31/2019	May	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	6/25/2019	WTI
6/1/2019	6/30/2019	June	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	7/25/2019	WTI
7/1/2019	7/31/2019	July	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	8/25/2019	WTI
8/1/2019	8/31/2019	August	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	9/25/2019	WTI
9/1/2019	9/30/2019	September	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	10/25/2019	WTI
10/1/2019	10/31/2019	October	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	11/25/2019	WTI
11/1/2019	11/30/2019	November	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	12/25/2019	WTI
12/1/2019	12/31/2019	December	2019	365	Swap	Natixis	Natixis	214201231	1/3/2018	January	1/25/2020	WTI

Schedule 8.20 - 19

Entity	OIL Volume	LLS Notional Volume	WTI Notional Volume	GAS Notional Volume	TOTAL Notional MBOE	Oil Swap Volume	Oil Collar Volume	Oil Put Volume	Gas Swap Volume	Gas Collar Volume	LLS Swap Price	WTI Swap Price	GAS Swap Price	WTI Put Price	WTI Call Price	NG Put Price	NG Call Price
Stone Energy	30,000.00		30,000.00		30.00	—	30,000.00							$45.00	$55.35
Stone Energy	31,000.00		31,000.00		31.00	—	31,000.00							$45.00	$55.35
Stone Energy	30,000.00		30,000.00		30.00	—	30,000.00							$45.00	$55.35
Stone Energy	31,000.00		31,000.00		31.00	—	31,000.00							$45.00	$55.35
Stone Energy	31,000.00		31,000.00		31.00	—	31,000.00							$45.00	$55.35
Stone Energy	30,000.00		30,000.00		30.00	—	30,000.00							$45.00	$55.35
Stone Energy	31,000.00		31,000.00		31.00	—	31,000.00							$45.00	$55.35
Stone Energy	30,000.00		30,000.00		30.00	—	30,000.00							$45.00	$55.35
Stone Energy	31,000.00		31,000.00		31.00	—	31,000.00							$45.00	$55.35
Stone Energy	—			180,000.00	30.00	—	—	—		180,000.00						$2.75	$3.24
Stone Energy	—			186,000.00	31.00	—	—	—		186,000.00						$2.75	$3.24
Stone Energy	—			180,000.00	30.00	—	—	—		180,000.00						$2.75	$3.24
Stone Energy	—			186,000.00	31.00	—	—	—		186,000.00						$2.75	$3.24
Stone Energy	—			186,000.00	31.00	—	—	—		186,000.00						$2.75	$3.24
Stone Energy	—			180,000.00	30.00	—	—	—		180,000.00						$2.75	$3.24
Stone Energy	—			186,000.00	31.00	—	—	—		186,000.00						$2.75	$3.24
Stone Energy	—			180,000.00	30.00	—	—	—		180,000.00						$2.75	$3.24
Stone Energy	—			186,000.00	31.00	—	—	—		186,000.00						$2.75	$3.24
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	28,000.00		28,000.00		28.00	28,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	30,000.00		30,000.00		30.00	30,000.00	—	—				$61.25
Talos Production LLC	31,000.00		31,000.00		31.00	31,000.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	14,000.00		14,000.00		14.00	14,000.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	15,000.00		15,000.00		15.00	15,000.00	—	—				$61.25
Talos Production LLC	15,500.00		15,500.00		15.50	15,500.00	—	—				$61.25
Talos Production LLC	—		—		—	—	—	—				$—
Talos Production LLC	—		—		—	—	—	—				$—
Talos Production LLC	—		—		—	—	—	—				$—
Talos Production LLC	—		—		—	—	—	—				$—
Talos Production LLC	—		—		—	—	—	—				$—
Talos Production LLC	—		—		—	—	—	—				$—
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—	—				$60.00
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—	—				$60.00
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—	—				$60.00
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—	—				$60.00
Talos Production LLC	45,000.00		45,000.00		45.00	45,000.00	—	—				$60.00
Talos Production LLC	46,500.00		46,500.00		46.50	46,500.00	—	—				$60.00
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.53
Stone Energy	14,000.00		14,000.00		14.00	14,000.00	—	—				$51.53
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.53
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$51.53
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.53
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$51.53
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.53
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.53
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$51.53
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.53
Stone Energy	15,000.00		15,000.00		15.00	15,000.00	—	—				$51.53
Stone Energy	15,500.00		15,500.00		15.50	15,500.00	—	—				$51.53
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.16
Stone Energy	28,000.00		28,000.00		28.00	28,000.00	—	—				$56.16
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.16
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.16
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.16
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.16
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.16
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.16
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.16
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.16
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.16
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.16
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.10
Stone Energy	28,000.00		28,000.00		28.00	28,000.00	—	—				$56.10
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.10
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.10
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.10
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.10
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.10
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.10
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.10
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.10
Stone Energy	30,000.00		30,000.00		30.00	30,000.00	—	—				$56.10
Stone Energy	31,000.00		31,000.00		31.00	31,000.00	—	—				$56.10

Schedule 8.20 - 20

SCHEDULE 9.9

CLOSING DATE AFFILIATE TRANSACTIONS

None.

Schedule 9.9 - 1

SCHEDULE 9.13(b)

FURTHER ASSURANCES

1.	Deposit account control agreements to be entered into 10 Business Days following the Closing Date.

2.	The Borrower will deliver any insurance certificates with respect to Stone Energy Holding, L.L.C., Talos Petroleum LLC, and Talos Resources LLC not delivered on the Closing Date within five (5) Business Days of the effectiveness of the merger (which will occur on the Closing Date.

Schedule 9.13(b) - 1

SCHEDULE 10.1

CLOSING DATE INDEBTEDNESS

None.

Schedule 10.1 - 1

SCHEDULE 10.2(d)

CLOSING DATE LIENS

Cash Collateral in an amount not to exceed $1,192,5501 securing the following letters of credit:

BAML-TD	STONE ENERGY	300,000.00	Zurich American Insurance	13-Jun-13	11-May-18
BAML-TBD	STONE ENERGY	737,000.00	Berkley Oil & Gas Specialty	27-Jun-13	11-May-18

[1]	NTD: This number is 115% of the outstanding amount of the LCs being cash collateralized

Schedule 10.2(d) - 1

SCHEDULE 10.4(i)

SCHEDULED DISPOSITIONS

None.

Schedule 10.4(i) - 1

SCHEDULE 10.5(d)

CLOSING DATE INVESTMENTS

None.

Schedule 10.5(d) - 1

SCHEDULE 10.8

CLOSING DATE NEGATIVE PLEDGE AGREEMENTS

None.

Schedule 10.8 - 1

SCHEDULE 13.2

NOTICE ADDRESSES

Talos Production LLC
500 Dallas Street, Suite 2000
Houston, TX 77002
ATTN: Michael L. Harding, EVP & CFO

JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender
712 Main Street, 5th Floor
Houston, TX 77002
ATTN: Jo Linda Papadakis

JPMorgan Chase Bank, N.A., as Issuing Bank
10 South Dearborn
Chicago, Illinois 60603-2003
ATTN: PJ Balaji
Chicago.LC.Agency.Activity.Team@JPMChase.com
Fax No. 214-307-6874

Schedule 13.2 - 1

SCHEDULE 13.22

LEGACY STONE HEDGE TRANSACTION

All Hedge Transactions in effect on the Closing Date between J. Aron & Company LLC and the Borrower or any of its Subsidiaries (including, for the avoidance of doubt, Stone Energy and its Subsidiaries)

Schedule 13.22 - 1

EXHIBIT A TO

CREDIT AGREEMENT

[FORM OF] RESERVE REPORT CERTIFICATE

This Reserve Report Certificate (this “Certificate”), dated as of , 201[ ], relates to the Reserve Report dated as of [December 31][June 30] [other date in case of Interim Redetermination], 201[ ] delivered pursuant to Section 9.14 [(a)] [(b)] of that certain Credit Agreement dated as of May 10, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Talos Energy Inc., a Delaware corporation (“Holdings”), Talos Production LLC, a Delaware limited liability company (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch and The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto. Each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified. The undersigned certifies he/she is an Authorized Officer and, on behalf of the Borrower, certifies that in all material respects:

(a) in the case of Reserve Reports prepared by or under the supervision of the engineers of the Borrower or a Restricted Subsidiary (other than December 31 Reserve Reports) such Reserve Report has been prepared, except as set forth in an exhibit to such Reserve Report, in accordance with the procedures used in the immediately preceding December 31 Reserve Report or the Initial Reserve Report, if no December 31 Reserve Report has been delivered;

(b) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct in all material respects;

(c) except as set forth on Annex I hereto, the Borrower or another Credit Party has good and defensible title to the Borrowing Base Properties evaluated in such Reserve Report (other than those (i) Disposed of in compliance with Section 10.4 of the Credit Agreement since delivery of such Reserve Report, (ii) leases that have expired in accordance with their terms and (iii) with title defects disclosed in writing to the Administrative Agent) and such Borrowing Base Properties are free of all Liens except for Liens permitted by Section 10.2 of the Credit Agreement;

(d) Annex II sets forth the amount of the “Borrowing Base” as determined in accordance with the provisions of the Junior Lien Indenture (or, any comparable defined term or calculation set forth in the Senior Notes Indenture, the Stone Energy Notes Indenture, any indenture or credit agreement in respect of Permitted Additional Indebtedness that constitutes Material Indebtedness, or any indenture or credit agreement in respect of any Permitted Refinancing Indebtedness), together with supporting information and calculations;

(e) except as set forth on Annex III hereto, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 9.1(h) of the Credit Agreement with respect to the Credit Parties’ Oil and Gas Property evaluated in such Reserve Report that would require the Borrower or any other Credit Party to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor;

(f) none of the Borrowing Base Properties have been Disposed of since the date of the last Borrowing Base determination except those Borrowing Base Properties set forth on Annex IV hereto; and

(g) Annex IV sets forth a list of all Borrowing Base Properties evaluated by such Reserve Report that are Collateral and demonstrating that the PV-10 of the Collateral (calculated at the time of delivery of such Reserve Report) meets the Collateral Coverage Minimum.

(Remainder of page intentionally left blank; signature page follows)

EXECUTED AND DELIVERED as of the date first set forth above.

TALOS PRODUCTION LLC

By:
Name:
Title:

EXHIBIT B TO

CREDIT AGREEMENT

FORM OF

NOTICE OF BORROWING

JPMORGAN CHASE BANK, N.A.

712 Main Street

Houston, Texas 77002

Attention: Jo Linda Papadakis

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of May 10, 2018, among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMORGAN CHASE BANK, N.A., NATIXIS, NEW YORK BRANCH, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuing Banks, and the other Persons from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice pursuant to Section 2.3 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	The aggregate principal amount of Borrowing:

(B)	The date of Borrowing[1] (which is a Business Day):

(C)	The type of Borrowing:[2]

(D)	Interest Period (if LIBOR Borrowing):[3]

(E)	The location and number of the Account to which funds are to be disbursed:

[1]	Date of Notice of Borrowing: To be submitted (A) prior to 1:00 p.m. (New York City time) at least three (3) Business Days prior to each Borrowing of Loans if such Loans are to be initially LIBOR Loans; (B) prior to 11:00 a.m. (New York City time) on the date of each Borrowing of Loans that are to be ABR Loans; or (C) prior to 1:00 p.m. (New York City time) on the date of each Borrowing of Loans that are to be Swingline Loans.
[2]	Specify a LIBOR Borrowing, an ABR Borrowing or Swingline Borrowing.
[3]	The Interest Period applicable to a LIBOR Borrowing shall be subject to the definition of “Interest Period” in the Credit Agreement. If no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

B-1

TALOS PRODUCTION LLC

By:
Name:
Title:

B-2

EXHIBIT C TO

CREDIT AGREEMENT

GUARANTEE AGREEMENT

This GUARANTEE AGREEMENT (this “Guarantee”), dated as of May 10, 2018, by and among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION LLC, a Delaware limited liability company (the “Borrower”), each Legacy Blocker Entity, the Domestic Subsidiaries of the Borrower listed on the signature page hereof (together with Holdings, the Borrower and each Legacy Blocker Entity, each a “Guarantor” and collectively, the “Guarantors”), and JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties referred to below (in such capacity, together with any successor thereto, the “Collateral Agent”).

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis New York Branch and The Toronto-Dominion Bank, New York Branch, each as an Issuing Bank and the other Persons from time to time party thereto, have entered into a Credit Agreement, dated as of May 10, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing for the making of Loans, the issuance of Letters of Credit for the account of the Borrower and the extension of credit in the form of Swingline Loans to the Borrower;

WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, and the extension of credit in the form of Swingline Loans to, the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Guarantee; and

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by, the issuance of Letters of Credit for the account of, and the extension of credit in the form of Swingline Loans to, the Borrower, and accordingly desires to execute this Guarantee in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make Loans to, each Issuing Bank to issue Letters of Credit for the account of, and the Swingline Lender to extend credit in the form of Swingline Loans to, the Borrower.

WHEREAS, the Borrower hereby joins this Guarantee to guarantee unconditionally the due and punctual payment and performance of the Obligations comprising Hedging Obligations under any Secured Hedge Transactions (but excluding, for the avoidance of doubt, any Excluded Hedge Obligation) between a Hedge Bank and any other Guarantor or any Restricted Subsidiary of the Borrower or Cash Management Obligations under any Secured Cash Management Agreements between a Cash Management Bank and any other Guarantor or any Restricted Subsidiary of the Borrower (including, in each case, any extensions, modifications, substitutions, amendments and renewals of any or all of such Obligations).

1.	DEFINITIONS

Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein. References to this “Guarantee” shall mean this Guarantee, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guarantee as the same may be in effect at the time such reference becomes operative. The rules of construction specified in Section 1.2 of the Credit Agreement also apply to this Guarantee.

2.	THE GUARANTY

(a) Guaranty of Guaranteed Obligations. (i) Each Guarantor other than the Borrower unconditionally guarantees to the Collateral Agent, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations other than the Excluded Hedge Obligations and (ii) the Borrower joins this Guarantee to guarantee unconditionally to the Collateral Agent, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations comprising Hedging Obligations under any Secured Hedge Transactions (but excluding, for the avoidance of doubt, any Excluded Hedge Obligation) between a Hedge Bank and any other Guarantor or any Restricted Subsidiary of the Borrower or Cash Management Obligations under any Secured Cash Management Agreements between a Cash Management Bank and any other Guarantor or any Restricted Subsidiary of the Borrower (collectively, the “Guaranteed Obligations”) for the ratable benefit of the Secured Parties (which, for the avoidance of doubt, are each of the following: the Administrative Agent, the Collateral Agent, each Issuing Bank, each Lender, each Hedge Bank that is party to any Secured Hedge Transaction, each Cash Management Bank that is a party to any Secured Cash Management Agreement and each sub-agent appointed pursuant to Section 12.2 of the Credit Agreement by the Administrative Agent with respect to matters relating to the Credit Documents or by the Collateral Agent with respect to matters relating to any Security Document). Anything herein or any other Credit Document or other agreement evidencing the Guaranteed Obligations to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under any other Credit Document or other agreement evidencing the Guaranteed Obligations shall in no event exceed the amount that can be guaranteed by such Guarantor under the Bankruptcy Code or any applicable federal and state Requirements of Law relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors. Each Guarantor further agrees that the Guaranteed Obligations may be extended, modified, amended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, modification, amendment or renewal of any Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Credit Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) Guaranty of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

(c) No Limitations. Except for termination or release of a Guarantor’s obligations hereunder as expressly provided for in Section 5(g), the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by: (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Credit Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Credit Document or any other agreement, including with respect to any other Guarantor under this Guarantee; (iii) the release of, or the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations); (vi) any illegality, lack of validity or enforceability of any Guaranteed Obligation; (vii) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any Guaranteed Obligation (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations); (viii) the existence of any claim, setoff or other rights that the Guarantor may have at any time against the Borrower, the Collateral Agent, the Administrative Agent or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and (ix) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or any other Credit Party or any other guarantor or surety. Each Guarantor expressly authorizes the Collateral Agent, on behalf of the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Guarantor, other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Credit Party or exercise any other right or remedy available to them against the Borrower or any other Credit Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor, as the case may be, or any security.

(d) Reinstatement. Notwithstanding the provisions of Section 5(g)(i), each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Credit Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Credit Party or any substantial part of its property, or otherwise, all as though such payment had not been made.

(e) Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Credit Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Credit Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations (except for contingent indemnities and cost and expense reimbursement obligations to the extent no claim has been made).

(f) Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Credit Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

(g) Holdings and Legacy Blocker Entities. The Obligations of Holdings and each Legacy Blocker Entity under this Guarantee are limited recourse obligations payable solely from the Collateral pledged by Holdings or any Legacy Blocker Entity pursuant to the Collateral Agreement and, following realization of the Collateral pledged by Holdings or any Legacy Blocker Entity (whether through sale, foreclosure or otherwise) and the application thereof in accordance with this Guarantee and the Collateral Agreement, such Obligations of Holdings or of such Legacy Blocker Entity hereunder shall be extinguished and shall not revive.

3.	FURTHER ASSURANCES

Each Guarantor agrees, upon the written request of the Collateral Agent, to execute and deliver to the Collateral Agent, from time to time, any additional instruments or documents reasonably considered necessary by the Collateral Agent to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

4.	PAYMENTS FREE AND CLEAR OF TAXES

Each Guarantor agrees that such Guarantor will perform or observe all of the terms, covenants and agreements that Section 5.4 of the Credit Agreement requires such Guarantor to perform or observe, subject to the qualifications set forth therein.

5.	OTHER TERMS

(a) Entire Agreement. This Guarantee, together with the other Credit Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Credit Documents.

(b) Headings. The headings in this Guarantee are for convenience of reference only and are not part of the substance of this Guarantee.

(c) Severability. Whenever possible, each provision of this Guarantee shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under applicable law in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guarantee and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(d) Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given as provided in Section 13.2 of the Credit Agreement.

(e) Successors and Assigns. Whenever in this Guarantee any Guarantor is referred to, such reference shall be deemed to include the permitted successors and assigns of such party (in accordance with the terms of the Credit Agreement); and all covenants, promises and agreements by any Guarantor that are contained in this Guarantee shall bind and inure to the benefit of its respective permitted successors and assigns.

(f) No Waiver; Cumulative Remedies; Amendments. No failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent hereunder are cumulative and are not exclusive of any rights, powers or remedies that it would otherwise have. No waiver of any provision of this Guarantee or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by this Section 5(f), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of any Loan, the issuance of any Letter of Credit or any extension of credit in the form of Swingline Loans shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances. When making any demand hereunder against any of the Guarantors, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any of the Guarantors. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. Neither this Guarantee nor any provision hereof may be waived, amended or modified (other than termination of this Guarantee pursuant to Section 5(g)) except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 13.1 of the Credit Agreement.

(g) Termination and Release.

(i) This Guarantee shall terminate, when all the Guaranteed Obligations (other than (i) Hedging Obligations in respect of any Secured Hedge Transactions, (ii) Cash Management Obligations in respect of any Secured Cash Management Agreements and (iii) any contingent or indemnification obligations not then due) have been paid in full in cash or immediately available funds, all Commitments have terminated or expired and no Letter of Credit shall be outstanding that is not Cash Collateralized or back-stopped (“Payment in Full”).

(ii) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement resulting in such Guarantor ceasing to constitute a Restricted Subsidiary or otherwise becoming an Excluded Subsidiary.

(iii) In connection with any release pursuant to this Section 5(g), the Collateral Agent shall execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence such release. Any execution and delivery of documents pursuant to this Section 5(g) shall be without recourse to or warranty by the Collateral Agent.

(h) Counterparts. This Guarantee may be executed in any number of counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), each of which shall collectively and separately constitute one and the same agreement.

6.	INDEMNITY. SUBROGATION AND SUBORDINATION

(a) Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6(c)), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor under this Guarantee in respect of any Obligation of the Borrower, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Guarantor shall be sold pursuant to this Guarantee or any other Security Document to satisfy in whole or in part an Obligation of the Borrower, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

(b) Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6(c)) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6(a), the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 9.11 of the Credit Agreement, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6(b) shall be subrogated to the rights of such Claiming Guarantor under Section 6(a) to the extent of such payment. The provisions of this Section 6(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

(c) Subordination. Notwithstanding any provision of this Guarantee to the contrary, all rights of the Guarantors under Sections 6(a) and 6(b) and all other rights of indemnity, contribution or subrogation of any Guarantor under applicable law or otherwise shall be fully subordinated to Payment in Full of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made). Notwithstanding any payment or payments made by any of the Guarantors hereunder or any setoff or appropriation or application of funds of any of the Guarantors by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations until Payment in Full of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder until Payment in Full of the Guaranteed Obligations. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to Payment in Full of the Guaranteed Obligations, such amount shall be held by such Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be paid to the Collateral Agent to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6(a) and 6(b) (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

7.	GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS

(a) The terms of Sections 13.12, 13.13 and 13.15 of the Credit Agreement with respect to governing law, submission of jurisdiction, venue and waiver of trial by jury are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms (and, for the avoidance of doubt, as incorporated into this Guarantee, Section 13.15 of the Credit Agreement shall apply to each party hereto).

(b) Each party to this Guarantee irrevocably consents to service of process in the manner provided for notices in Section 5(d). Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

8.	RIGHT OF SETOFF

If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guarantee owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Guarantee and although such obligations may be unmatured. Notwithstanding anything to the contrary contained herein, no Lender or any of its respective Affiliates shall have a right to setoff and apply any deposits held by, or other Indebtedness owing by, such Lender or any of its Affiliates to or for the credit or the account of any Subsidiary of a Credit Party that (i) is not a “United States person” within the meaning of Section 7701(a)(30) of the Code or (ii) is a Subsidiary of a Person described in clause (i), unless (in either case) such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Lender agrees promptly to notify the Borrower, the Collateral Agent and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 8 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

9.	ADDITIONAL SUBSIDIARIES

Upon execution and delivery by the Collateral Agent and any Subsidiary of the Borrower that is required to become a party hereto by Section 9.11 of the Credit Agreement of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Guarantee. The rights and obligations of each party to this Guarantee shall remain in full force and effect notwithstanding the addition of any new party to this Guarantee. Each reference to “Guarantor” in this Guarantee shall be deemed to include such Subsidiary.

(Signatures begin on following page)

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed and delivered as of the date first above written.

TALOS ENERGY INC., as Holdings,

TALOS PRODUCTION LLC, as the Borrower,

AIF VII (TALOS DC), LLC, as a Legacy Blocker Entity,

ANRP (TALOS DC), LLC, as a Legacy Blocker Entity,

AP OVERSEAS TALOS HOLDINGS (DC I), LLC, as a Legacy Blocker Entity,

AP OVERSEAS TALOS HOLDINGS (DC II), LLC, as a Legacy Blocker Entity,

AP OVERSEAS TALOS HOLDINGS (DC III), LLC, as a Legacy Blocker Entity,

AP OVERSEAS TALOS HOLDINGS (DC IV), LLC, as a Legacy Blocker Entity,

NEW TALOS SUB INC., as a Legacy Blocker Entity,

RIVERSTONE V NON-U.S. TALOS CORP, as a Legacy Blocker Entity,

TALOS ENERGY OFFSHORE LLC, as Subsidiary Guarantor,

TALOS ENERGY OPERATING GP LLC, as Subsidiary Guarantor,

TALOS ENERGY OPERATING COMPANY LLC, as Subsidiary Guarantor,

TALOS PRODUCTION FINANCE INC., as Subsidiary Guarantor,

TALOS ERT LLC, as Subsidiary Guarantor,

CKB PETROLEUM, LLC, as Subsidiary Guarantor,

TALOS ENERGY INTERNATIONAL LLC, as Subsidiary Guarantor,

TALOS GULF COAST LLC, as Subsidiary Guarantor,

TALOS GULF COAST ONSHORE LLC, as Subsidiary Guarantor,

TALOS GULF COAST OFFSHORE LLC, as Subsidiary Guarantor,

TALOS MANAGEMENT INTERMEDIARY LLC, as Subsidiary Guarantor,

TALOS MANAGEMENT HOLDINGS LLC, as Subsidiary Guarantor,

TALOS ENERGY LLC, as Subsidiary Guarantor,

TALOS ENERGY PHOENIX LLC, as Subsidiary Guarantor,

TALOS ENERGY HOLDINGS LLC, as Subsidiary Guarantor,

TALOS ARGO INC., as Subsidiary Guarantor,

TALOS PETROLEUM LLC, as Subsidiary Guarantor,

STONE ENERGY HOLDING, L.L.C., as Subsidiary Guarantor, and

TALOS RESOURCES LLC, as Subsidiary Guarantor

By:
Name: Michael L. Harding II
Title: Executive Vice President, Chief Financial Officer and Treasurer

S-1	-Signature Page to Guarantee-

Accepted and Agreed to:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:
Name: Jo Linda Papadakis
Title: Authorized Officer

S-2	-Signature Page to Guarantee-

Exhibit I

to Guarantee

SUPPLEMENT NO. _______ dated as of _______ (this “Supplement”), to the Guarantee Agreement dated as of May 10, 2018 (the “Guarantee”), among TALOS ENERGY INC., a Delaware corporation (“Holdings”), the Borrower, each Domestic Subsidiary of the Borrower (defined below) party thereto (the “Existing Guarantors”) and JPMORGAN CHASE BANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders (as defined therein).

A. Reference is made to the Credit Agreement dated as of May 10, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Talos Production LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and the Swingline Lender, and JPMorgan Chase Bank, N.A., Natixis, New York Branch and The Toronto-Dominion Bank, New York Branch, each as an Issuing Bank, and each other Issuing Bank from time to time party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee, as applicable.

C. The Existing Guarantors have entered into the Guarantee in order to induce the Lenders to make Loans, each Issuing Bank to issue Letters of Credit and the Swingline Lender to extend credit in the form of Swingline Loans. Section 9 of the Guarantee provides that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders to make additional Loans, each Issuing Bank to issue additional Letters of Credit and the Swingline Lender to extend additional credit in the form of Swingline Loans, and as consideration for Loans previously made, Letters of Credit previously issued and credit previously extended in the form of Swingline Loans.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 9 of the Guarantee, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder. In furtherance of the foregoing, the New Subsidiary does hereby guarantee to the Collateral Agent the due and punctual payment of the Guaranteed Obligations as set forth in the Guarantee. Each reference to a “Guarantor” in the Guarantee and in this Supplement shall be deemed to include the New Subsidiary. The Guarantee is hereby incorporated herein by reference.

Ex I - 1

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission, i.e. a “pdf’ or a “tif’ shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5(d) of the Guarantee.

SECTION 8. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel to the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Guarantee as of the day and year first above written.

(Remainder of page left intentionally blank.)

Ex I - 2

[Name of New Subsidiary]

By:
Name:
Title:

Ex I - 3

EXHIBIT D-1

TO CREDIT AGREEMENT

WHEN RECORDED OR FILED,

PLEASE RETURN TO:

Mayer Brown LLP

700 Louisiana Street, Ste 3400

Houston, TX 77002

Attn: Karl Brandt

Phone: 713-238-2735

Space above for County Recorder’s Use

DEED OF TRUST, ASSIGNMENT OF PRODUCTION,

SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

FROM

TALOS ERT LLC

(Organizational ID: 4098427)

TO

RONALD L. DIERKER, TRUSTEE

FOR THE BENEFIT OF

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent for the benefit of itself

and the Other Secured Persons

A CARBON, PHOTOGRAPHIC, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE TRUSTEE OR THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS INSTRUMENT COVERS MINERALS, AS EXTRACTED COLLATERAL AND OTHER SUBSTANCES OF VALUE THAT MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS) AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO. THIS FINANCING STATEMENT MAY BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS, UNIFORM COMMERCIAL CODE RECORDS OR SIMILAR RECORDS OF THE RECORDERS OF THE COUNTIES LISTED ON THE EXHIBITS HERETO. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN THE EXHIBITS ATTACHED HERETO.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS THAT ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN THE EXHIBIT HERETO. THIS FINANCING STATEMENT MAY BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS, UNIFORM COMMERCIAL CODE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED OR WHICH LIES SHOREWARD OF ANY MORTGAGED PROPERTY (I.E., TO THE EXTENT A MORTGAGED PROPERTY LIES OFFSHORE WITHIN THE PROJECTED SEAWARD EXTENSION OF THE RELEVANT PARISH BOUNDARIES). THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OR THE UNIFORM COMMERCIAL CODE RECORDS.

		Page

	SECTION 1
	Definitions

1.1.	Terms Defined Above	2

1.2.	UCC and Other Defined Terms	2

1.3.	Definitions	2

	SECTION 2
	Grant of Lien and Obligations

2.1.	Grant of Liens	4

2.2.	Grant of Security Interest	6

2.3.	Obligations	6

2.4.	Fixture Filing, Etc.	6

2.5.	Pro Rata Benefit	7

2.6.	Excluded Properties	7

	SECTION 3
	Assignment of PRODUCTION

3.1.	Assignment of Production	8

3.2.	Event of Default	8

3.3.	No Liability of the Mortgagee in Collecting	9

3.4.	No Modification of Payment Obligations	9

3.5.	Status of Assignment	9

	SECTION 4
	Representations, Warranties and Covenants

4.1.	Title	10

4.2.	Defend Title	10

4.3.	Not a Foreign Person	10

4.4.	Revenue and Cost Bearing Interest	10

	SECTION 5
	Rights and Remedies

5.1.	Event of Default	11

5.2.	Foreclosure and Sale	11

5.3.	Substitute Trustees and Agents	12

5.4.	Judicial Foreclosure; Receivership	12

5.5.	Foreclosure for Installments	13

5.6.	Separate Sales	13

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5.7.	Possession of Mortgaged Property	13

5.8.	Occupancy After Foreclosure	13

5.9.	Remedies Cumulative, Concurrent and Nonexclusive	14

5.10.	Discontinuance of Proceedings	14

5.11.	No Release of Obligations	14

5.12.	Release of and Resort to Collateral	14

5.13.	Waiver of Redemption, Notice and Marshalling of Assets, Etc.	15

5.14.	Application of Proceeds	15

5.15.	Resignation of Operator	15

5.16.	Indemnity	15

5.17.	Failure to Perform	16

	SECTION 6
	The Trustee.

6.1.	Duties, Rights, and Powers of Trustee	16

6.2.	Successor Trustee	16

6.3.	Retention of Moneys	17

	SECTION 7
	Miscellaneous

7.1.	Releases	17

7.2.	Severability	18

7.3.	Successors and Assigns	18

7.4.	Satisfaction of Prior Encumbrance	18

7.5.	Application of Payments to Certain Obligations	18

7.6.	Nature of Covenants	18

7.7.	Notices	18

7.8.	Expenses	18

7.9.	Counterparts	18

7.10.	Governing Law	19

7.11.	Financing Statement; Fixture Filing	19

7.12.	Filing of Financing Statements	19

7.13.	Limit on Obligations and Collateral	20

7.14.	References	20

Exhibit A Hydrocarbon Interests

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THIS DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Mortgage”) is entered into as of May 10, 2018 (the “Effective Date”) by TALOS ERT LLC, a Delaware limited liability company (the “Mortgagor”), in favor of Ronald L. Dierker, as Trustee for the benefit of JPMORGAN CHASE BANK, N.A., in its capacity as Collateral Agent (as defined in the Credit Agreement (as hereinafter defined), together with its successors and assigns in such capacity, the “Mortgagee”), for its benefit and the benefit of the Other Secured Persons (as hereinafter defined) with respect to all Mortgaged Properties (as hereinafter defined) and with respect to all UCC Collateral (as hereinafter defined).

R E C I T A L S

A. Talos Energy Inc., a Delaware corporation (“Holdings”), Talos Production LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent, an Issuing Bank and Swingline Lender (as each such term is defined in the Credit Agreement) and the other persons from time to time party thereto executed a Credit Agreement dated as of even date herewith (such agreement, as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which, upon the terms and conditions stated therein, the Lenders agreed to make loans and other extensions of credit to the Borrower.

B. The Borrower and its Restricted Subsidiaries and certain Hedge Banks have or may enter into Secured Hedge Transactions (as defined in the Credit Agreement).

C. The Borrower and its Restricted Subsidiaries and certain Cash Management Banks have or may enter into Secured Cash Management Agreements (as defined in the Credit Agreement).

D. The Credit Agreement, the Secured Hedge Transactions and the Secured Cash Management Agreements are collectively referred to herein as the “Secured Transaction Documents”.

E. The Mortgagor, each of the other signatories thereto, and Mortgagee, executed a Guarantee dated as of even date herewith (such agreement, as may from time to time be amended, restated, supplemented or otherwise modified, the “Guarantee”) pursuant to which, upon terms and conditions stated therein, the Mortgagor has agreed to guarantee the Obligations under the Secured Transaction Documents.

F. The Mortgagee and the Other Secured Persons have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by the Mortgagor of this Mortgage, and the Mortgagor has agreed to enter into this Mortgage to secure all obligations owing to the Mortgagee and the Other Secured Persons under the Secured Transaction Documents and the other Credit Documents.

G. The Mortgagor is a Subsidiary of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and the other Credit Documents and is willing to execute and deliver this Mortgage in order to induce the Lenders to make the Loans and to extend other credit and to induce the Other Secured Persons Lenders to make their respective extensions of credit thereunder.

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H. Therefore, in order to comply with the terms and conditions of the Secured Transaction Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor hereby agrees as follows:

SECTION 1

DEFINITIONS

1.1. Terms Defined Above. As used in this Mortgage, each term defined above has the meaning indicated above.

1.2. UCC and Other Defined Terms. Each capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning ascribed to such term in the Credit Agreement. Any capitalized term not defined in either this Mortgage or the Credit Agreement shall have the meaning ascribed to such term in the Applicable UCC. The rules of construction and other interpretive provisions specified in Sections 1.2, 1.5, 1.6 and 1.7 of the Credit Agreement shall apply to this Mortgage, including terms defined in the preamble and recitals to this Mortgage.

1.3. Definitions.

“Applicable UCC” means the provisions of the Uniform Commercial Code presently in effect in the jurisdiction in which the relevant UCC Collateral is situated (or is offshore of) or that otherwise is applicable to the creation or perfection of the Liens described herein or the rights and remedies of Mortgagee under this Mortgage.

“Collateral” means collectively all the Mortgaged Property and all the UCC Collateral.

“Event of Default” has the meaning ascribed to such term in Section 5.1.

“Future Advances” means future obligations and future advances that the Mortgagee or any Other Secured Person may make pursuant to any Secured Transaction Document.

“Hydrocarbon Interests” means all rights, titles, interests and estates now owned or hereafter acquired by the Mortgagor in and to the oil and gas leases, oil, gas and mineral leases, wellbore interests, and/or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, and other interests and estates and the lands and premises covered or affected thereby, including any reserved or residual interests of whatever nature, in each case, that are described on Exhibit A.

“Hydrocarbons” means all oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom and all other minerals that may be produced and saved from or attributable to the Oil and Gas Properties, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests or other properties constituting Oil and Gas Properties.

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“Indemnified Parties” means the Trustee, the Mortgagee, each Other Secured Person and their Related Parties.

“Mortgaged Property” means the Oil and Gas Properties and other properties and assets described in Section 2.1(a) through Section 2.1(f).

“Obligations” has the meaning assigned to such term in Section 2.3.

“Oil and Gas Properties” means (a) the Hydrocarbon Interests; (b) the properties now or hereafter pooled or unitized with the Hydrocarbon Interests; (c) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules or other official acts of any Governmental Authority and units created solely among working interest owners pursuant to operating agreements or otherwise) that may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including, without limitation, production sharing contracts and agreements, production sales contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, and equipment leases, described or referred to in this Mortgage or that relate to any of the Hydrocarbon Interests or interests in the Hydrocarbon Interests or the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all Hydrocarbons in and under and that may be produced and saved or attributable to the Hydrocarbon Interests, the lands pooled or unitized therewith and the Mortgagor’s interests therein, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests, the lands pooled or unitized therewith and the Mortgagor’s interests therein; and (f) all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, the rights, titles, interests and estates described or referred to above, that are now owned or that are hereafter acquired by the Mortgagor, including, without limitation, any and all property, real or personal, immoveable or moveable, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property or the lands pooled or unitized therewith, including any and all oil wells, gas wells, injection wells or other wells, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, gas processing plants, pipeline systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights, together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Other Secured Persons” means each Lender, each Agent under the Credit Agreement, each Issuing Bank under the Credit Agreement, each Hedge Bank, each Cash Management Bank and each sub-agent pursuant to Section 12 of the Credit Agreement.

“Permitted Encumbrances” means all Liens permitted under Section 10.2 of the Credit Agreement.

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“Termination Date” shall mean the date on which all Obligations are paid in full (other than Hedging Obligations under any Secured Hedge Transactions, Cash Management Obligations under any Secured Cash Management Agreements or contingent indemnification obligations not then due) and the Total Commitment and all Letters of Credit are terminated (other than Letters of Credit that have been cash collateralized on terms reasonably satisfactory to each Issuing Bank in respect thereof or back-stopped following the termination of the Commitments).

“Trustee” means Ronald L. Dierker of Harris County, Texas, 77002 whose address for notice hereunder is c/o JPMorgan Chase Bank, N.A., 712 Main Street, 5th Floor, Houston, Texas 77002, and any successors and substitutes in trust hereunder.

“UCC Collateral” means the property and other assets described in Section 2.2.

SECTION 2

GRANT OF LIEN AND OBLIGATIONS

2.1. Grant of Liens. To secure payment of the Obligations when due, the Mortgagor does by these presents hereby:

GRANT, BARGAIN, SELL, WARRANT, MORTGAGE, ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE and CONVEY to the Trustee, for the use and benefit of the Mortgagee and the Other Secured Persons, all of the following properties, rights and interests that are located in the State of Texas or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of the State of Texas are made applicable as a matter of federal law with respect to this Mortgage and/or lien or security interests created hereby, TO HAVE AND TO HOLD unto the Trustee forever to secure the Obligations:

(a) All rights, titles, interests and estates now owned or hereafter acquired by the Mortgagor in and to the Oil and Gas Properties.

(b) All rights, titles, interests and estates now owned or hereafter acquired by the Mortgagor in and to all geological, geophysical, engineering, accounting, title and other technical or business data concerning the Oil and Gas Properties or the Hydrocarbons, and all books, files, records, magnetic media, computer records and other forms of recording or obtaining access to such data.

(c) All rights, titles, interests and estates now owned or hereafter acquired by the Mortgagor in and to all Hydrocarbons.

(d) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Liens hereof by the Mortgagor or by anyone on the Mortgagor’s behalf; and the Trustee and/or the Mortgagee are hereby authorized to receive the same at any time as additional security hereunder.

(e) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by the Mortgagor in and to the Oil and Gas Properties and all other rights, titles, interests and estates and every part and parcel thereof, including, without limitation, any

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rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances or other Liens to which any of such Oil and Gas Properties or other rights, titles, interests or estates are subject or otherwise; all rights of the Mortgagor to Liens securing payment of proceeds from the sale of production from any of such Oil and Gas Properties, together with any and all renewals and extensions of any of such related rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by the Mortgagor in and to such related rights, titles, interests or estates.

(f) All of the Mortgagor’s rights, titles and interests in and to all surface fees and fee estates described in Exhibit A, if any, compressor sites, settling ponds, equipment or pipe yards, office sites and all property and fixtures located thereon, whether such surface fees, fee estates, compressor sites, settling ponds, equipment or pipe yards, office sites, property and fixtures are fee simple estates, leasehold estates or otherwise, together with all present and future rights, titles, easements and estates now owned or hereafter acquired by the Mortgagor under or in connection with such interest.

It is the intention of the Mortgagor and the Mortgagee herein to cover and affect hereby all interests that the Mortgagor may now own or may hereafter acquire in and to the interests and Property described on Exhibit A, even though the Mortgagor’s interests or the property be incorrectly described on Exhibit A or a description of a part or all of the interests or property described on Exhibit A or the Mortgagor’s interests therein be omitted, and notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests.

Notwithstanding any provision in this Mortgage to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property” and no Building or Manufactured (Mobile) Home is hereby encumbered by this Mortgage. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (iv) the Flood Insurance Reform Act of 2004 as now hereafter in effect or any successor statute thereto and (v) the Biggert Waters Flood Reform Act of 2012 as now or hereafter in effect or any successor statute thereto, and any regulations promulgated thereunder.

Any fractions or percentages specified in Exhibit A in referring to the Mortgagor’s interests are solely for purposes of the warranties made by the Mortgagor pursuant to Section 4.1 and Section 4.4 and shall in no manner limit the quantum of interest affected by this Section 2.1 with respect to any Oil and Gas Property or with respect to any unit or well identified on Exhibit A.

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2.2. Grant of Security Interest. To further secure payment of the Obligations when due, the Mortgagor hereby grants to the Mortgagee, for its benefit and the benefit of the Other Secured Persons, a security interest in and to all of the following (whether now or hereafter acquired by operation of law or otherwise):

(a) all As-Extracted Collateral from or attributable to the Mortgaged Property (including, without limitation, the Oil and Gas Properties described on Exhibit A);

(b) all Fixtures on the Mortgaged Property (including the Mortgaged Property described or to which reference is made herein or on Exhibit A); and

(c) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing.

2.3. Obligations. This Mortgage is executed and delivered by the Mortgagor to secure the payment and performance when due of the following (the “Obligations”): all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party (and any Restricted Subsidiary of the Borrower in the case of any Secured Transaction Document) arising under any Credit Document or arising otherwise with respect to any Loan or Letter of Credit or under any Secured Cash Management Agreement or under any Hedge Agreement with respect to any Secured Hedge Transaction, in each case, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party, Restricted Subsidiary of the Borrower or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Credit Parties under the Credit Documents and the other Secured Transaction Documents (and any of their Restricted Subsidiaries to the extent they have obligations under the Credit Documents or the other Secured Transaction Documents) include the obligation (including Guarantee Obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities and other amounts (including reimbursement obligations for amounts drawn under Letters of Credit) payable by any Credit Party (or any Restricted Subsidiary, as the case may be) under any Credit Document or any other Secured Transaction Document (including amounts payable in respect of an early termination under Secured Hedge Transactions and any unpaid amounts owing in respect thereof). Notwithstanding the foregoing, (a) the obligations of the Borrower or any Restricted Subsidiary under any Secured Hedge Transaction and under any Secured Cash Management Agreement shall be secured and guaranteed pursuant to the Security Documents and the Guarantee only to the extent that, and for so long as, the other Obligations are so secured and guaranteed, (b) any release of Collateral or Guarantors effected in the manner permitted by this Mortgage and the other Credit Documents shall not require the consent of the holders of Hedge Obligations under Secured Hedge Transactions or of the holders of Cash Management Obligations under Secured Cash Management Agreements, and (c) in no event shall Excluded Hedge Obligations (as defined in the Guarantee) be included as Obligations hereunder.

2.4. Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become Fixtures on the land described or to which reference is made

6

herein or on Exhibit A; (ii) the security interests created hereby under applicable provisions of the Applicable UCC will attach to all As-Extracted Collateral and all other Hydrocarbons; (iii) this Mortgage may be filed of record in the real estate records, Uniform Commercial Code records or other appropriate records as a financing statement; and (iv) the Mortgagor is the record owner of the real estate or interests in the real estate or immoveable property comprised of the Mortgaged Property.

2.5. Pro Rata Benefit. This Mortgage is executed and granted for the pro rata benefit and security of the Mortgagee and the Other Secured Persons to secure the Obligations for so long as same remains unpaid and thereafter until the Termination Date.

2.6. Excluded Properties. Notwithstanding anything herein to the contrary, in no event shall the Mortgaged Property include, and the Mortgagor shall not be deemed to have granted a Lien under this Mortgage in, any of the Mortgagor’s right, title or interest in any of the following property:

(a) (i) any property to the extent that such grant of a Lien on such property is prohibited by any Requirement of Law or requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law, (ii) any property to the extent that such grant of a Lien on such property is (x) prohibited by, or constitutes a breach or default under, or results in (or would result in) the termination of (or would give any other party a right of termination of), or requires any consent not obtained under, any Contractual Requirement or equity holder or similar agreement or (y) otherwise constitutes or results (or would result) in the abandonment, invalidation or unenforceability of (or would give any other party a right of abandonment, invalidation or unenforceability of) any right, title or interest of the Mortgagor under any Contractual Requirement or equity holder or similar agreement, except, in each case, to the extent that such Requirement of Law or the term in such Contractual Requirement or equity holder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Requirements of Law or purports to prohibit the granting of a Lien over all assets of the Mortgagor or (iii) any property to the extent that such grant of a Lien on such property would result in the forfeiture of the Mortgagor’s rights in the property; provided, however, that the foregoing exclusions shall not apply to the extent that any such prohibition, default or other term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC of any relevant jurisdiction or any other applicable Requirement of Law; and provided, further, that the Mortgagor shall be deemed to have granted a Lien in all its rights, title and interests in any portion of such property that does not result in any of the consequences specified above including any Proceeds of such property; and provided, further, that, immediately upon the ineffectiveness, lapse or termination of any such Requirement of Law, prohibition or other limitation giving rise to the consequences specified above, the Mortgaged Property shall include, and Mortgagor shall be deemed to have granted a security interest in, all such rights and interests as if such Requirement of Law, prohibition or other limitation had never been in effect; or

(b) any property constituting “Excluded Assets” as such term is defined in the Collateral Agreement.

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For the avoidance of doubt, nothing in this Section 2.6 shall be deemed to negate the requirement in the Credit Agreement that the Collateral Coverage Minimum be satisfied.

SECTION 3

ASSIGNMENT OF PRODUCTION

3.1. Assignment of Production. As further security for the payment of the Obligations and performance of the Mortgagor’s obligations under the Credit Agreement, the other Credit Documents and the Secured Transaction Documents, the Mortgagor hereby transfers, assigns, warrants and conveys to the Mortgagee for the pro rata and pari passu use and benefit of the Other Secured Persons, effective as of the date hereof, at 7:00 A.M., local time, all Hydrocarbons that are thereafter produced from and that accrue to the Mortgaged Property, and all proceeds therefrom until the Termination Date and the release or cancellation of the Mortgage. All parties producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Mortgagee by virtue of the provisions of this Section, are authorized and directed to treat and regard the Mortgagee as the assignee and transferee of the Mortgagor and entitled in the Mortgagor’s place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Mortgagee and shall be under no obligation to see to the application by the Mortgagee of any such proceeds or payments received by it.

3.2. Event of Default. (a) If an Event of Default shall occur and only for so long as such event shall be continuing, after written notice is provided to the Mortgagor by the Mortgagee, and to the extent permitted by applicable Requirement of Law:

(i) All Hydrocarbons and products thereof shall be delivered into pipelines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of the Mortgagee, for its benefit and the benefit of the Other Secured Persons and all such revenues and proceeds thereof shall be paid directly to the Mortgagee, at its offices in New York, New York, with no duty or obligation of any party paying the same to inquire into the rights of the Mortgagee to receive the same, what application is made thereof, or as to any other matter;

(ii) The Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders and other instruments as may be reasonably required or desired by the Mortgagee, after receipt of a written request from the Mortgagee, in order to have said proceeds and revenues so paid to the Mortgagee and, in addition to any and all rights of a secured party under Sections 9-607 and 9-609 of the Applicable UCC, the Mortgagee is fully authorized to receive and receipt for said revenues and proceeds, to endorse and cash any and all checks and drafts payable to the order of the Mortgagor or the Mortgagee for the account of the Mortgagor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a deposit account that is subject to a Control Agreement with the Mortgagee, a Lender or other acceptable commercial bank as additional collateral securing the Obligations, and to execute transfer and division orders in the name of the Mortgagor, or otherwise, with warranties binding the Mortgagor; provided that all proceeds received by the Mortgagee pursuant to this grant and assignment shall be applied as provided in Section 5.14;

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(iii) The Mortgagee shall not be liable for any delay, neglect or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder, but the Mortgagee shall have the right, at its election after written notice is provided to the Mortgagor, in the name of the Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Mortgagee in order to collect such funds and to protect the interests of the Mortgagee and/or the Mortgagor, with all costs, expenses and attorneys’ fees incurred in connection therewith being paid by the Mortgagor; and

(iv) The Mortgagor hereby appoints the Mortgagee as its attorney-in-fact to pursue any and all rights of the Mortgagor to Liens in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons, which power of attorney shall be coupled with an interest and shall be irrevocable until the Termination Date.

(b) The Mortgagor does hereby specifically agree that third-parties shall be entitled to rely, and shall be fully protected in relying, upon any written notice by the Mortgagee that an Event of Default has occurred and is continuing for the purposes of Section 3.2 above.

3.3. No Liability of the Mortgagee in Collecting. The Mortgagee is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned (and no such failure shall be deemed to be a waiver of any right of the Mortgagee or the Other Secured Persons under this Section 3) and from all other responsibility in connection therewith, except the responsibility to account to the Mortgagor for funds actually received.

3.4. No Modification of Payment Obligations. Nothing herein contained shall modify, detract from, limit or otherwise alter the absolute obligation of the Mortgagor to make prompt payment of all amounts constituting Obligations when and as the same become due regardless of whether the proceeds of the As-Extracted Collateral and Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Obligations. Nothing in this Section 3 is intended to be an acceptance of collateral in satisfaction of the Obligations.

3.5. Status of Assignment. Notwithstanding the other provisions of this Section 3, the Mortgagee has agreed not to exercise its right to receive direct delivery of Hydrocarbons and payment of proceeds immediately. Rather, each party producing, purchasing or receiving Hydrocarbons may continue to make such deliveries or payments to the Mortgagor until such time as such party has received notice from the Mortgagee that an Event of Default has occurred and is continuing and that such party is directed to make delivery or payment directly to the Mortgagee. The Mortgagee or any receiver appointed in judicial proceedings for the enforcement of this Mortgage shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after any Obligations has been declared due and payable in accordance with the provisions of the Credit Agreement and the other Credit Documents and to apply all of said proceeds as provided in Section 5.14 hereof. Upon any sale of the Mortgaged

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Property or any part thereof, whether pursuant to Section 5 or as permitted by the Credit Agreement, the Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Section.

SECTION 4

REPRESENTATIONS, WARRANTIES AND COVENANTS

The Mortgagor hereby represents, warrants and covenants as follows:

4.1. Title. The Mortgagor has good and defensible title to and is possessed of the Hydrocarbon Interests and has good title to the UCC Collateral. The Collateral is free of all Liens except Permitted Encumbrances.

4.2. Defend Title. This Mortgage is, and always will be kept as, a first priority Lien upon the Collateral, subject to any Permitted Encumbrances (provided that Liens permitted by Section 10.2 of the Credit Agreement may exist and attach to the Mortgaged Properties and may have whatever priority such Liens have under applicable law, provided that for the avoidance of doubt, no intent to subordinate priority of the Liens created hereby is intended or to be inferred by the existence thereof). The Mortgagor will not create or suffer to be created or permit to exist any Lien, security interest or charge prior or junior to or on parity with the Lien of this Mortgage upon the Collateral or any part thereof other than such Permitted Encumbrances. The Mortgagor will warrant and defend the title to the Collateral against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby (and its priority) until the Termination Date. If (i) an adverse claim be made against or a cloud develop upon the title to any part of the Collateral other than a Permitted Encumbrance or (ii) any Person shall challenge the priority or validity of the Liens created by this Mortgage, then the Mortgagor agrees to defend immediately against such adverse claim or take appropriate action to remove such cloud, in each case, at the Mortgagor’s sole cost and expense. The Mortgagor further agrees that the Trustee and/or the Mortgagee may take such other action as they deem advisable to protect and preserve their interests in the Collateral, and in such event the Mortgagor will indemnify the Trustee and/or the Mortgagee against any and all cost, attorneys’ fees and other expenses that they may incur in defending against any such adverse claim or taking action to remove any such cloud. For the avoidance of doubt, Section 4.1 and Section 4.2 shall not restrict, and are subject to, any disposition permitted by Section 10.4 of the Credit Agreement.

4.3. Not a Foreign Person. The Mortgagor is not a “foreign person” within the meaning of the Code, Sections 1445 and 7701 (i.e., the Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

4.4. Revenue and Cost Bearing Interest. The Mortgagor’s ownership of the Hydrocarbon Interests and the undivided interests therein as specified on Exhibit A will, after giving full effect to all Permitted Encumbrances, afford the Mortgagor not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or that is allocated to such Hydrocarbon Interest specified as net revenue interest (as specified on Exhibit A) on attached Exhibit A and will cause the Mortgagor to bear not more than that portion

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(expressed as a fraction, percentage or decimal), specified as working interest on attached Exhibit A, of the costs of drilling, developing and operating the wells identified on attached Exhibit A except to the extent of any proportionate corresponding increase in the net revenue interest.

SECTION 5

RIGHTS AND REMEDIES

5.1. Event of Default. An Event of Default under the Credit Agreement shall be an “Event of Default” under this Mortgage.

5.2. Foreclosure and Sale.

(a) If an Event of Default shall occur and be continuing, to the extent provided by applicable Requirements of Law, the Mortgagee shall have the right and option to proceed with foreclosure by directing the Trustee to proceed with foreclosure and to sell all or any portion of such Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in (or offshore of) more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Property may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Property is to be sold. Nothing contained in this Section 5.2 shall be construed so as to limit in any way any rights to sell the Mortgaged Property or any portion thereof by private sale if and to the extent that such private sale is permitted under the Requirements of Law of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. The Mortgagor hereby irrevocably appoints, effective upon the occurrence and during the continuance of an Event of Default, the Trustee and the Mortgagee, with full power of substitution, to be the attorney-in-fact of the Mortgagor and in the name and on behalf of the Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices that the Mortgagor ought to execute and deliver and do and perform any and all such acts and things that the Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of the Mortgagor in the exercise of all or any of the powers hereby conferred on the Trustee and/or the Mortgagee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for the Trustee or the Mortgagee, as appropriate, to have physically present, or to have constructive possession of, the Mortgaged Property (the Mortgagor hereby covenanting and agreeing to deliver any portion of the Mortgaged Property not actually or constructively possessed by the Trustee or the Mortgagee immediately upon the Mortgagee’s demand) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by the Trustee or the Mortgagee shall contain a general warranty of title, binding upon the Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by the Trustee or the Mortgagee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation,

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nonpayment of the Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of the Trustee, Mortgagee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, the Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against the Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under the Mortgagor, and (vii) to the extent and under such circumstances as are permitted by law, the Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Obligations (in the order of priority set forth in Section 5.14) in lieu of cash payment.

(b) If an Event of Default shall occur and be continuing, then (i) the Mortgagee shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the UCC Collateral and/or (ii) the Trustee or the Mortgagee may proceed as to any Collateral in accordance with the rights and remedies granted under this Mortgage or applicable law in respect of the Collateral. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or the Mortgagee under any other provision of this Mortgage or under any other Credit Document. Written notice mailed to the Mortgagor as provided herein at least ten (10) days prior to the date of public sale of any part of the Collateral that is personal property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Collateral will be made, shall constitute reasonable notice.

5.3. Substitute Trustees and Agents. The Trustee or Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee or Mortgagee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee or Mortgagee. If the Trustee or Mortgagee shall have given notice of sale hereunder, any successor or substitute trustee or mortgagee agent thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee or mortgagee agent conducting the sale.

5.4. Judicial Foreclosure; Receivership. Upon the occurrence of and during the continuance of an Event of Default, the Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Collateral under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Collateral under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy.

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5.5. Foreclosure for Installments. Upon the occurrence of and during the continuance of an Event of Default, the Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Obligations that have not been paid when due either through the courts or by directing the Trustee to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Obligations as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest and other Obligations then due; such sale may be made subject to the unmatured portion of the Obligations, and any such sale shall not in any manner affect the unmatured portion of the Obligations, but as to such unmatured portion of the Obligations this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that upon the occurrence of and during the continuance of an Event of Default, several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Obligations, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Obligations without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Obligations.

5.6. Separate Sales. Upon the occurrence of and during the continuance of an Event of Default, the Collateral may be sold in one or more parcels and to the extent permitted by applicable Requirement of Law in such manner and order as the Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

5.7. Possession of Mortgaged Property. If an Event of Default shall have occurred and be continuing, then, to the extent permitted by applicable law, the Trustee or the Mortgagee shall have the right and power, but not the obligation, to enter into and upon and take possession of all or any part of the Collateral in the possession of the Mortgagor, its successors or assigns, or its or their agents or servants, and may exclude the Mortgagor, its successors or assigns, and all persons claiming under the Mortgagor, and its or their agents or servants wholly or partly therefrom; and, holding the same, the Mortgagee may use, administer, manage, operate and control the Collateral and conduct the business thereof to the same extent as the Mortgagor, its successors or assigns, might at the time do and may exercise all rights and powers of the Mortgagor, in the name, place and stead of the Mortgagor, or otherwise as the Mortgagee shall deem best, in its sole discretion.

5.8. Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale the Mortgagor or the Mortgagor’s heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Collateral by, through or under the Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

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5.9. Remedies Cumulative, Concurrent and Nonexclusive. Every right, power, privilege and remedy herein given to the Trustee or the Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC in effect and applicable to the Collateral or any portion thereof). Each and every right, power, privilege and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or the Mortgagee, and the exercise, or the beginning of the exercise, or the abandonment, of any such right, power, privilege or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power, privilege or remedy. No delay or omission by the Trustee or the Mortgagee or any Other Secured Person in the exercise of any right, power or remedy shall impair any such right, power, privilege or remedy or operate as a waiver thereof or of any other right, power, privilege or remedy then or thereafter existing.

5.10. Discontinuance of Proceedings. If the Trustee or the Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under any Credit Document or available at law and shall thereafter elect to discontinue or abandon same for any reason, then it shall have the unqualified right so to do and, in such an event, the parties shall be restored to their former positions with respect to the Obligations, this Mortgage, the Credit Agreement, the Collateral and otherwise, and the rights, remedies, recourses and powers of the Trustee and the Mortgagee, as applicable, shall continue as if same had never been invoked.

5.11. No Release of Obligations. Neither the Mortgagor, any Guarantor nor any other person hereafter obligated for payment of all or any part of the Obligations shall be relieved of such obligation, to the extent the Obligations remain due and owing, by reason of: (a) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (b) any agreement or stipulation between any subsequent owner of the Mortgaged Property and the Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to the Mortgagor, any Guarantor or such other Person, and in such event the Mortgagor, Guarantor and all such other Persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by the Mortgagee; or (c) by any other act or occurrence save and except upon the Termination Date.

5.12. Release of and Resort to Collateral. The Mortgagee may release, regardless of consideration, any part of the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien created in or evidenced by this Mortgage or its stature as a first and prior Lien, in and to the Collateral, provided that Permitted Encumbrances may exist, and without in any way releasing or diminishing the liability of any Person liable for the repayment of the Obligations. For payment of the Obligations, the Mortgagee may resort to any other security therefor held by the Mortgagee in such order and manner as the Mortgagee may elect.

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5.13. Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, the Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to the Mortgagor by virtue of any present or future moratorium law or other law exempting the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment and (b) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, of which the Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. If the laws of any state that provides for a redemption period do not permit the redemption period to be waived, the redemption period shall be specifically reduced to the minimum amount of time allowable by statute.

5.14. Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

(a) First, to the payment of all reasonable expenses incurred by the Trustee or the Mortgagee incident to the enforcement of this Mortgage, the Credit Agreement or any other Credit Document to collect any portion of the Obligations, including expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, a reasonable commission to the Trustee acting and reasonable legal fees, and to the payment of all other reasonable charges, expenses, liabilities and advances incurred or made by the Trustee or the Mortgagee under this Mortgage or in executing any trust or power hereunder; and

(b) Second, as set forth in Section 11.11 of the Credit Agreement.

5.15. Resignation of Operator. In addition to all rights and remedies under this Mortgage, at law and in equity, if any Event of Default shall occur and be continuing and the Trustee or the Mortgagee shall exercise any remedies under this Mortgage with respect to any portion of the Mortgaged Property (or the Mortgagor shall transfer any Mortgaged Property “in lieu of” foreclosure) whereupon the Mortgagor is divested of its title to any of the Collateral, the Mortgagee shall have the right to request that any operator of any Mortgaged Property that is either the Mortgagor or any Affiliate of the Mortgagor to resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by the Mortgagor of any such request, the Mortgagor shall resign (or, to the extent it is able to do so, cause such other Person to resign) as operator of such Collateral.

5.16. Indemnity. THE INDEMNIFIED PARTIES SHALL NOT BE LIABLE, IN CONNECTION WITH ANY ACTION TAKEN, FOR ANY LOSS SUSTAINED BY THE MORTGAGOR RESULTING FROM AN ASSERTION THAT THE MORTGAGEE HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH LOSS THAT MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT, BAD FAITH OR GROSS NEGLIGENCE OF THE

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INDEMNIFIED PARTY SEEKING INDEMNITY OR ANY OF ITS RELATED PARTIES. NO INDEMNIFIED PARTY SHALL BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF THE MORTGAGOR. THE MORTGAGOR AGREES TO PAY, AND TO SAVE THE INDEMNIFIED PARTIES HARMLESS FROM, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE AND ADMINISTRATION OF THIS MORTGAGE TO THE EXTENT THE BORROWER WOULD BE REQUIRED TO DO SO PURSUANT TO SECTION 13.5 OF THE CREDIT AGREEMENT. THE LIABILITIES OF THE MORTGAGOR AS SET FORTH IN THIS SECTION 5.16 SHALL SURVIVE THE TERMINATION OF THIS MORTGAGE.

5.17. Failure to Perform. The Mortgagor agrees that if it fails to perform any act or to take any action that it is required to perform or take hereunder or pay any money that the Mortgagor is required to pay hereunder, the Mortgagee, in the Mortgagor’s name or its or their own name or names, may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money.

SECTION 6

THE TRUSTEE.

6.1. Duties, Rights, and Powers of Trustee. The Trustee shall have no duty to see to any recording, filing or registration of this Mortgage or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge that may be levied or assessed on the Mortgaged Property, or any part thereof, or against the Mortgagor, or to see to the performance or observance by the Mortgagor of any of the covenants and agreements contained herein. The Trustee shall not be responsible for the execution, acknowledgment or validity of this Mortgage or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of the Mortgagee. The Trustee shall have the right to consult with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. The Trustee shall not incur any personal liability hereunder except for the Trustee’s own willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

6.2. Successor Trustee. The Trustee may resign by written notice addressed to the Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed on behalf of the Mortgagee. In case of the death, resignation or removal of the Trustee, a successor may be appointed by the Mortgagee by instrument of substitution complying with any applicable Governmental Requirements, or, in the absence of any such requirement, without formality other than appointment and designation in writing. Written notice of such appointment and designation shall be given by the Mortgagee to the Mortgagor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to

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make the same and of all the facts therein recited. Upon the making of any such appointment and designation, this Mortgage shall vest in the successor all the estate and title in and to all of the Mortgaged Property, and the successor shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate an additional successor but such right may be exercised repeatedly until the Termination Date has occurred. To facilitate the administration of the duties hereunder, the Mortgagee may appoint multiple trustees to serve in such capacity or in such jurisdictions as the Mortgagee may designate.

6.3. Retention of Moneys. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law) and the Trustee shall be under no liability for interest on any moneys received by him hereunder.

SECTION 7

MISCELLANEOUS

7.1. Releases.

(a) Full Release. On the Termination Date, the Mortgagee shall forthwith cause a full release and termination of this Mortgage to be entered upon the record at the expense of the Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be reasonably necessary or desirable for the release of the Liens created hereby on the Mortgaged Property. Other than as set forth in the foregoing sentence, this Mortgage shall remain and continue in full force and effect and be binding in accordance with and to the extent of its terms upon the Mortgagor and the successors and assigns thereof and shall inure to the benefit of the Mortgagee and the Other Secured Persons and their respective successors, indorsees, transferees and assigns; notwithstanding that from time to time prior to the Termination Date, the Mortgagor may be free from any Obligations.

(b) Partial Release. The Mortgagee, at the request and sole expense of the Mortgagor, shall promptly execute and deliver to the Mortgagor all releases, re-conveyances or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Mortgaged Property, which shall include, without limitation, the agreement of the Mortgagee (on behalf of itself and on behalf of the Other Secured Persons) to release the security interests in, and the Liens on, the Collateral granted herein and created hereby, (i) upon any Disposition by the Mortgagor of any Mortgaged Property that is permitted under the Credit Agreement (other than to a Guarantor) and (ii) to the extent that the first sentence of Section 13.17(a) of the Credit Agreement provides for such release with respect to the Mortgaged Property.

(c) Possession of Notes. The Mortgagor acknowledges and agrees that possession of any Note (or any replacements of any said Note or other instrument evidencing any part of the Obligations) at any time by the Mortgagor or any other Credit Party shall not in any manner extinguish the Obligations or this Mortgage, and the Mortgagor shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Obligations or the Lien of this Mortgage.

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7.2. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Mortgagee and the Other Secured Persons in order to effectuate the provisions hereof. The invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

7.3. Successors and Assigns. The terms used to designate any party or group of persons shall be deemed to include the respective heirs, legal representatives, successors and assigns of such Persons.

7.4. Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding Lien against the Mortgaged Property then the parties agree that: (a) such proceeds have been advanced at the Mortgagor’s request, and (b) the Mortgagee and the Lenders shall be subrogated to any and all rights and Liens owned by any owner or holder of such outstanding Liens, irrespective of whether said Liens are or have been released. It is expressly understood that, in consideration of the payment of such other indebtedness, the Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness. This Mortgage is made with full substitution and subrogation of the Trustee and the Mortgagee and their successors and assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

7.5. Application of Payments to Certain Obligations. If any part of the Obligations cannot be lawfully secured by this Mortgage or if any part of the Collateral cannot be lawfully subject to the Lien hereof to the full extent of the Obligations, then all payments made shall be applied on said Obligations first in discharge of that portion thereof that is not secured by this Mortgage.

7.6. Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

7.7. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement (and notice to the Mortgagor shall be made in the manner for providing notice to and in care of the Borrower).

7.8. Expenses. The Mortgagor agrees to pay any and all reasonable and documented out of pocket expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Mortgagee in administering, enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Mortgagor under this Mortgage to the extent the Borrower would be required to do so pursuant to Section 13.5 of the Credit Agreement.

7.9. Counterparts. This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in (or offshore of) more than one county, descriptions of only those portions of the Mortgaged Property located in (or offshore of) the county in which a particular counterpart is recorded shall be

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attached as Exhibit A to such counterpart. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Complete copies of this Mortgage containing the entire Exhibit A have been retained by the Mortgagee.

7.10. Governing Law. Insofar as permitted by otherwise applicable law, this Mortgage shall be construed under and governed by the laws of the State of Texas.

7.11. Financing Statement; Fixture Filing. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all Fixtures included within the Mortgaged Property may be filed or filed for record in the real estate records, mortgage records or other appropriate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) is situated (or is offshore of). This Mortgage shall also be effective as a financing statement covering As-Extracted Collateral (including oil and gas and all other substances of value that may be extracted from the ground) and accounts financed at the wellhead or minehead of wells or mines located on the properties subject to the Applicable UCC and is to be filed for record in the real estate records, UCC records or other appropriate records of each jurisdiction where any part of the Mortgaged Property is situated (or is offshore of).

7.12. Filing of Financing Statements. Pursuant to the Applicable UCC, the Mortgagor authorizes the Mortgagee, its counsel or its representative, at any time and from time to time, to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to the Mortgaged Property without the signature of the Mortgagor in such form and in such offices as the Mortgagee reasonably determines appropriate to perfect the security interests of the Mortgagee under this Mortgage. The Mortgagor also authorizes the Mortgagee, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as “all assets of the Mortgagor”, “all personal property of the Mortgagor” or words of similar effect. The Mortgagor shall pay all costs associated with the filing of such instruments.

In that regard, the following information is provided:

Name of Debtor:	TALOS ERT LLC

Address of Debtor:	c/o Talos Production LLC
500 Dallas Street, Suite 2000
Houston, TX 77002-4727
Attention: Michael Harding
Fax: (713) 351-4100

State of Formation/Location:	Delaware

With a copy of any notice to:	c/o Apollo Management, L.P.
9 West 57th Street, 43rd Floor
New York, NY 10019

19

Name of Secured Party:	JPMORGAN CHASE BANK, N.A.
as Collateral Agent

Address of Secured Party:	712 Main Street
Houston, Texas 77002
Attention: Jo Linda Papadakis

Facsimile:	713-216-7770

Owner of Record of Real Property:	Mortgagor

7.13. Limit on Obligations and Collateral. It is the intention of the Mortgagor, the Mortgagee and the Other Secured Persons that this Mortgage not constitute a fraudulent transfer or fraudulent conveyance under any state or federal law that may be applied hereto. The Mortgagor and, by the Mortgagee’s acceptance hereof, the Mortgagee and the Other Secured Persons hereby acknowledge and agree that, notwithstanding any other provision of this Mortgage, the indebtedness secured hereby shall be limited to the maximum amount of indebtedness that can be incurred or secured by the Mortgagor without rendering this Mortgage voidable under applicable law relating to fraudulent conveyances or fraudulent transfers.

7.14. References. The words “herein,” “hereof,” “hereunder” and other words of similar import when used in this Mortgage refer to this Mortgage as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Mortgage unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein

[SIGNATURES BEGIN NEXT PAGE]

20

EXECUTED this 10th day of May, 2018, to be effective as of the date first written above.

TALOS ERT LLC, as Mortgagor

By:
Name:	Michael L. Harding II
Title: Executive Vice President, Chief Financial Officer and Treasurer

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

On this 10th day of May, 2018, before me, a notary public personally appeared Michael L. Harding II, known to me (or satisfactorily proven) to be the Executive Vice President, Chief Financial Officer and Treasurer of TALOS ERT LLC, a Delaware limited liability company, and who acknowledged that such person, being authorized to do so, executed the foregoing instrument as such officer on behalf of such limited liability company for the purposes therein provided.

Witness my hand and Official Seal.

Printed Name:
Notarial No.:
My commission expires:

Seal:

Texas Deed of Trust

Signature Page

EXHIBIT A

to

DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT,

FIXTURE FILING AND FINANCING STATEMENT

Introduction

All references contained in this Exhibit A to the wells are intended to include references to Mortgagor’s well identification number and well name for any existing well, including any replacement well drilled in lieu thereof from which crude oil, natural gas or other Hydrocarbons are now or hereafter produced. All references contained in this Exhibit A to the Oil and Gas Properties are intended to include: (i) the volume or book and page, file, entry or instrument number of the appropriate records of the particular county or parish in the state where each such lease or other such lease or other instrument is recorded and (ii) all valid and existing amendments to such lease or other instrument of record in such county or parish record, as applicable, regardless of whether such amendments are expressly described herein. A special reference is herein made to each such lease or other instrument and the record thereof for a more particular description of the property and the interest sought to be affected by this Mortgage and for all other purposes.

Exhibit A – Page 1

EXHIBIT D-2 TO

CREDIT AGREEMENT

WHEN RECORDED OR FILED,

PLEASE RETURN TO:

Mayer Brown LLP

700 Louisiana Street, Ste 3400

Houston, TX 77002

Attn: Karl Brandt

Phone: 713-238-2735

Space above for Parish Recorder’s Use

MORTGAGE, ASSIGNMENT OF PRODUCTION,

SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

FROM

TALOS ERT LLC,

(Organizational ID: 4098427)

TALOS ENERGY OFFSHORE LLC,

(Organizational ID: 5137912)

TALOS ENERGY PHOENIX LLC,

(Organizational ID: 6198093)

TALOS GULF COAST OFFSHORE LLC,

(Organizational ID: 4932768)

TALOS GULF COAST ONSHORE LLC,

(Organizational ID: 4901051)

and

TALOS RESOURCES LLC

(Organizational ID: 4537731)

TO

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent for the benefit of itself and the Other Secured Persons

A CARBON, PHOTOGRAPHIC, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS INSTRUMENT COVERS MINERALS, AS EXTRACTED COLLATERAL AND OTHER SUBSTANCES OF VALUE THAT MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL AND GAS) AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO. THIS FINANCING STATEMENT MAY BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS, UNIFORM COMMERCIAL CODE RECORDS OR SIMILAR RECORDS OF THE CLERKS OF COURT OF THE PARISHES LISTED ON THE EXHIBITS HERETO. ONE OR MORE OF THE MORTGAGORS HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN THE EXHIBITS ATTACHED HERETO.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS THAT ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN THE EXHIBIT HERETO. THIS FINANCING STATEMENT MAY BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS, UNIFORM COMMERCIAL CODE RECORDS OR SIMILAR RECORDS OF EACH PARISH IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED OR WHICH LIES SHOREWARD OF ANY MORTGAGED PROPERTY (I.E., TO THE EXTENT A MORTGAGED PROPERTY LIES OFFSHORE WITHIN THE PROJECTED SEAWARD EXTENSION OF THE RELEVANT PARISH BOUNDARIES). ONE OR MORE OF THE MORTGAGORS IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OR THE UNIFORM COMMERCIAL CODE RECORDS.

5.9	Remedies Cumulative, Concurrent and Nonexclusive	14

5.10	Discontinuance of Proceedings	15

5.11	No Release of Obligations	15

5.12	Release of and Resort to Collateral	15

5.13	Waiver of Redemption, Notice and Marshalling of Assets, Etc.	15

5.14	Application of Proceeds	16

5.15	Resignation of Operator	16

5.16	Indemnity	16

5.17	Failure to Perform	17

SECTION 6	[Reserved]	17

SECTION 7	Miscellaneous	17

7.1	Releases	17

7.2	Severability	18

7.3	Successors and Assigns	18

7.4	Satisfaction of Prior Encumbrance	18

7.5	Application of Payments to Certain Obligations	18

7.6	Nature of Covenants	18

7.7	Notices	18

7.8	Expenses	18

7.9	Counterparts	19

7.10	Governing Law	19

7.11	Financing Statement; Fixture Filing	19

7.12	Filing of Financing Statements	19

7.13	Limit on Obligations and Collateral	20

7.14	References	20

SECTION 8	Louisiana Provisions	20

8.1	Principles of Construction	20

8.2	Future Advances	21

8.3	Maximum Amount Secured	21

8.4	Alienation	21

8.5	Confession of Judgment	21

8.6	Additional Louisiana Remedies	21

8.7	Keeper	22

8.8	Waivers	22

8.9	Authentic Evidence	22

8.10	Louisiana Defined Terms	22

8.11	Waiver and Release	24

8.12	No Paraph	24

8.13	Acceptance	24

8.14	Reliance	24

Exhibit A Hydrocarbon Interests

STATE OF TEXAS

COUNTY OF HARRIS

MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

BE IT KNOWN, that on the date set forth on the signature page hereof (the “Effective Date”), before me, the undersigned Notary Public, duly commissioned and qualified in and for the State of Texas, and in the presence of the undersigned competent witnesses, personally came and appeared:

TALOS ERT LLC, a Delaware limited liability company (“ERT”), TALOS ENERGY OFFSHORE LLC, a Delaware limited liability company (“Offshore”), TALOS ENERGY PHOENIX LLC, a Delaware limited liability company (“Phoenix”), TALOS GULF COAST OFFSHORE LLC, a Delaware limited liability company (“Gulf Coast”), TALOS GULF COAST ONSHORE LLC, a Delaware limited liability company (“Onshore”), TALOS RESOURCES LLC, a Delaware limited liability company (“Resources” collectively with ERT, Offshore, Phoenix, Gulf Coast and Onshore, the “Mortgagors” and each a “Mortgagor”), whose respective employer identification numbers end in 8947, 6175, 7461, 3866, 5735 and 5413, and whose addresses are c/o Talos Production LLC, 500 Dallas Street, Suite 2000, Houston, TX 77002, herein represented by their undersigned duly authorized officer, pursuant to resolutions of each Mortgagor, a certified copy of which is attached hereto and made a part hereof;

who, being duly sworn, declared and acknowledged to the undersigned Notary Public, that:

It executes this MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Mortgage”) in favor of JPMORGAN CHASE BANK, N.A., in its capacity as Collateral Agent (as defined in the Credit Agreement (as hereinafter defined), together with its successors and assigns in such capacity, the “Mortgagee”), for its benefit and the benefit of the Other Secured Persons (as hereinafter defined) with respect to all Mortgaged Properties (as hereinafter defined) and with respect to all UCC Collateral (as hereinafter defined).

R E C I T A L S

A. Talos Energy, Inc., a Delaware corporation (“Holdings”), Talos Production LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent, an Issuing Bank and Swingline Lender (as each such term is defined in the Credit Agreement) and the other persons from time to time party thereto executed a Credit Agreement dated as of even date herewith (such agreement, as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which, upon the terms and conditions stated therein, the Lenders agreed to make loans and other extensions of credit to the Borrower.

B. The Borrower and its Restricted Subsidiaries and certain Hedge Banks have or may enter into Secured Hedge Transactions (as defined in the Credit Agreement).

C. The Borrower and its Restricted Subsidiaries and certain Cash Management Banks have or may enter into Secured Cash Management Agreements (as defined in the Credit Agreement).

D. The Credit Agreement, the Secured Hedge Transactions and the Secured Cash Management Agreements are collectively referred to herein as the “Secured Transaction Documents”.

E. Each Mortgagor, each of the other signatories thereto, and Mortgagee, executed a Guarantee dated as of even date herewith (such agreement, as may from time to time be amended, restated, supplemented or otherwise modified, the “Guarantee”) pursuant to which, upon terms and conditions stated therein, each such Mortgagor has agreed to guarantee the Obligations under the Secured Transaction Documents.

F. The Mortgagee and the Other Secured Persons have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by each Mortgagor of this Mortgage, and each such Mortgagor has agreed to enter into this Mortgage to secure all obligations owing to the Mortgagee and the Other Secured Persons under the Secured Transaction Documents and the other Credit Documents.

G. Each Mortgagor is a Subsidiary of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and the other Credit Documents and is willing to execute and deliver this Mortgage in order to induce the Lenders to make the Loans and to extend other credit and to induce the Other Secured Persons Lenders to make their respective extensions of credit thereunder.

H. Therefore, in order to comply with the terms and conditions of the Secured Transaction Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Mortgagor hereby agrees as follows:

SECTION 1

DEFINITIONS

1.1 Terms Defined Above. As used in this Mortgage, each term defined above has the meaning indicated above.

1.2 UCC and Other Defined Terms. Each capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning ascribed to such term in the Credit Agreement. Any capitalized term not defined in either this Mortgage or the Credit Agreement shall have the meaning ascribed to such term in the Applicable UCC. The rules of construction and other interpretive provisions specified in Sections 1.2, 1.5, 1.6 and 1.7 of the Credit Agreement shall apply to this Mortgage, including terms defined in the preamble and recitals to this Mortgage.

1.3 Definitions.

“Applicable UCC” means the provisions of the Uniform Commercial Code presently in effect in the jurisdiction in which the relevant UCC Collateral is situated (or is offshore of) or that otherwise is applicable to the creation or perfection of the Liens described herein or the rights and remedies of Mortgagee under this Mortgage.

“Collateral” means collectively all the Mortgaged Property and all the UCC Collateral.

“Event of Default” has the meaning ascribed to such term in Section 5.1.

“Future Advances” means future obligations and future advances that the Mortgagee or any Other Secured Person may make pursuant to any Secured Transaction Document.

“Hydrocarbon Interests” means all rights, titles, interests and estates now owned or hereafter acquired by any Mortgagor in and to the oil and gas leases, oil, gas and mineral leases, wellbore interests, and/or other liquid or gaseous hydrocarbon leases, mineral fee interests, mineral servitude interests, overriding royalty and royalty interests, net profit interests and production payment interests, and other interests and estates and the lands and premises covered or affected thereby, including any reserved or residual interests of whatever nature, in each case, that are described on Exhibit A.

“Hydrocarbons” means all oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom and all other minerals that may be produced and saved from or attributable to the Oil and Gas Properties, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests or other properties constituting Oil and Gas Properties.

“Indemnified Parties” means the Mortgagee, each Other Secured Person and their Related Parties.

“Mortgaged Property” means the Oil and Gas Properties and other properties and assets described in Section 2.1(a) through Section 2.1(f).

“Obligations” has the meaning assigned to such term in Section 2.3.

“Oil and Gas Properties” means (a) the Hydrocarbon Interests; (b) the properties now or hereafter pooled or unitized with the Hydrocarbon Interests; (c) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations and rules or other official acts of any Governmental Authority and units created solely among working interest owners pursuant to operating agreements or otherwise) that may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including, without limitation, production sharing contracts and agreements, production sales contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, and equipment leases, described or referred to in this Mortgage or that relate to any of the Hydrocarbon Interests or interests in the Hydrocarbon Interests or the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all Hydrocarbons in and under and that may be produced and saved or attributable to the Hydrocarbon Interests, the lands pooled or unitized therewith and any Mortgagor’s interests therein, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests, the lands pooled or unitized therewith and any such Mortgagor’s interests therein; and (f) all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, the rights, titles, interests and estates described or referred to above, that are now owned or that are hereafter acquired by any Mortgagor, including, without limitation, any and all property, real or personal, immoveable or moveable, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property or the lands pooled or unitized therewith, including any and all oil wells, gas wells, injection wells or other wells, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, gas processing plants, pipeline systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights, together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Other Secured Persons” means each Lender, each Agent under the Credit Agreement, each Issuing Bank under the Credit Agreement, each Hedge Bank, each Cash Management Bank and each sub-agent pursuant to Section 12 of the Credit Agreement.

“Permitted Encumbrances” means all Liens permitted under Section 10.2 of the Credit Agreement.

“Termination Date” shall mean the date on which all Obligations are paid in full (other than Hedging Obligations under any Secured Hedge Transactions, Cash Management Obligations under any Secured Cash Management Agreements or contingent indemnification obligations not then due) and the Total Commitment and all Letters of Credit are terminated (other than Letters of Credit that have been cash collateralized on terms reasonably satisfactory to each Issuing Bank in respect thereof or back-stopped following the termination of the Commitments).

“UCC Collateral” means the property and other assets described in Section 2.2.

SECTION 2

GRANT OF LIEN AND OBLIGATIONS

2.1 Grant of Liens. To secure payment of the Obligations when due, each Mortgagor does by these presents hereby:

MORTGAGE, ASSIGN, PLEDGE, and HYPOTHECATE to the Mortgagee, for the use and benefit of itself and the Other Secured Persons, all of the following properties, rights and interests that are located in the State of Louisiana or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of the State of Louisiana are made applicable as a matter of federal law with respect to this Mortgage and/or lien or security interests created hereby, TO HAVE AND TO HOLD unto the Mortgagee, for the benefit of itself and the Other Secured Persons, to secure the Obligations:

(a) All rights, titles, interests and estates now owned or hereafter acquired by such Mortgagor in and to the Oil and Gas Properties.

(b) All rights, titles, interests and estates now owned or hereafter acquired by such Mortgagor in and to all geological, geophysical, engineering, accounting, title and other technical or business data concerning the Oil and Gas Properties, or the Hydrocarbons, and all books, files, records, magnetic media, computer records and other forms of recording or obtaining access to such data.

(c) All rights, titles, interests and estates now owned or hereafter acquired by such Mortgagor in and to all Hydrocarbons.

(d) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Liens hereof by such Mortgagor or by anyone on such Mortgagor’s behalf; and the Mortgagee is hereby authorized to receive the same at any time as additional security hereunder.

(e) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by such Mortgagor in and to the Oil and Gas Properties and all other rights, titles, interests and estates and every part and parcel thereof, including, without limitation, any rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances or other Liens to which any of such Oil and Gas Properties or other rights, titles, interests or estates are subject or otherwise; all rights of such Mortgagor to Liens securing payment of proceeds from the sale of production from any of such Oil and Gas Properties, together with any and all renewals and extensions of any of such related rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by such Mortgagor in and to such related rights, titles, interests or estates.

(f) All of such Mortgagor’s rights, titles and interests in and to all surface fees and fee estates described in Exhibit A, if any, compressor sites, settling ponds, equipment or pipe yards, office sites and all property and fixtures located thereon, whether such surface fees, fee estates, compressor sites, settling ponds, equipment or pipe yards, office sites, property and fixtures are fee simple estates, leasehold estates or otherwise, together with all present and future rights, titles, easements and estates now owned or hereafter acquired by such Mortgagor under or in connection with such interest.

It is the intention of each Mortgagor and the Mortgagee herein to cover and affect hereby all interests that each Mortgagor may now own or may hereafter acquire in and to the interests and Property described on Exhibit A, even though such Mortgagor’s interests or the property be incorrectly described on Exhibit A or a description of a part or all of the interests or property described on Exhibit A or such Mortgagor’s interests therein be omitted, and notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests.

Notwithstanding any provision in this Mortgage to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property” and no Building or Manufactured (Mobile) Home is hereby encumbered by this Mortgage. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (iv) the Flood Insurance Reform Act of 2004 as now hereafter in effect or any successor statute thereto and (v) the Biggert Waters Flood Reform Act of 2012 as now or hereafter in effect or any successor statute thereto, and any regulations promulgated thereunder.

Any fractions or percentages specified in Exhibit A in referring to a Mortgagor’s interests are solely for purposes of the warranties made by such Mortgagor pursuant to Section 4.1 and Section 4.4 and shall in no manner limit the quantum of interest affected by this Section 2.1 with respect to any Oil and Gas Property or with respect to any unit or well identified on Exhibit A.

2.2 Grant of Security Interest. To further secure payment of the Obligations when due, each Mortgagor hereby grants to the Mortgagee, for its benefit and the benefit of the Other Secured Persons, a security interest in and to all of the following (whether now or hereafter acquired by operation of law or otherwise):

(a) all As-Extracted Collateral from or attributable to the Mortgaged Property (including, without limitation, the Oil and Gas Properties described on Exhibit A);

(b) all Fixtures on the Mortgaged Property (including the Mortgaged Property described or to which reference is made herein or on Exhibit A); and

(c) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing.

2.3 Obligations. This Mortgage is executed and delivered by each Mortgagor to secure the payment and performance when due of the following (the “Obligations”): all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party (and any Restricted Subsidiary of the Borrower in the case of any Secured Transaction Document) arising under any Credit Document or arising otherwise with respect to any Loan or Letter of Credit or under any Secured Cash Management Agreement or under any Hedge Agreement with respect to any Secured Hedge Transaction, in each case, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party, Restricted Subsidiary of the Borrower or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Credit Parties under the Credit Documents and the other Secured Transaction Documents (and any of their Restricted Subsidiaries to the extent they have obligations under the Credit Documents or the other Secured Transaction Documents) include the obligation (including Guarantee Obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities and other amounts (including reimbursement obligations for amounts drawn under Letters of Credit) payable by any Credit Party (or any Restricted Subsidiary, as the case may be) under any Credit Document or any other Secured Transaction Document (including amounts payable in respect of an early termination under Secured Hedge Transactions and any unpaid amounts owing in respect thereof). Notwithstanding the foregoing, (a) the obligations of the Borrower or any Restricted Subsidiary under any Secured Hedge Transaction and under any Secured Cash Management Agreement shall be secured and guaranteed pursuant to the Security Documents and the Guarantee only to the extent that, and for so long as, the other Obligations are so secured and guaranteed, (b) any release of Collateral or Guarantors effected in the manner permitted by this Mortgage and the other Credit Documents shall not require the consent of the holders of Hedge Obligations under Secured Hedge Transactions or of the holders of Cash Management Obligations under Secured Cash Management Agreements , and (c) in no event shall Excluded Hedge Obligations (as defined in the Guarantee) be included as Obligations hereunder.

2.4 Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become Fixtures on the land described or to which reference is made herein or on Exhibit A; (ii) the security interests created hereby under applicable provisions of the Applicable UCC will attach to all As-Extracted Collateral and all other Hydrocarbons; (iii) this Mortgage may be filed of record in the real estate records, Uniform Commercial Code records or other appropriate records as a financing statement; and (iv) one or more of the Mortgagors is the record owner of the real estate or interests in the real estate or immoveable property comprised of the Mortgaged Property.

2.5 Pro Rata Benefit. This Mortgage is executed and granted for the pro rata benefit and security of the Mortgagee and the Other Secured Persons to secure the Obligations for so long as same remains unpaid and thereafter until the Termination Date.

2.6 Excluded Properties. Notwithstanding anything herein to the contrary, in no event shall the Mortgaged Property include, and no Mortgagor shall be deemed to have granted a Lien under this Mortgage in, any of such Mortgagor’s right, title or interest in any of the following property:

(a) (i) any property to the extent that such grant of a Lien on such property is prohibited by any Requirement of Law or requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law, (ii) any property to the extent that such grant of a Lien on such property is (x) prohibited by, or constitutes a breach or default under, or results in (or would result in) the termination of (or would give any other party a right of termination of), or requires any consent not obtained under, any Contractual Requirement or equity holder or similar agreement or (y) otherwise constitutes or results (or would result) in the abandonment, invalidation or unenforceability of (or would give any other party a right of abandonment, invalidation or unenforceability of) any right, title or interest of such Mortgagor under any Contractual Requirement or equity holder or similar agreement, except, in each case, to the extent that such Requirement of Law or the term in such Contractual Requirement or equity holder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Requirements of Law or purports to prohibit the granting of a Lien over all assets of such Mortgagor or (iii) any property to the extent that such grant of a Lien on such property would result in the forfeiture of such Mortgagor’s rights in the property; provided, however, that the foregoing exclusions shall not apply to the extent that any such prohibition, default or other term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC of any relevant jurisdiction or any other applicable Requirement of Law; and provided, further, that each Mortgagor shall be deemed to have granted a Lien in all its rights, title and interests in any portion of such property that does not result in any of the consequences specified above including any Proceeds of such property; and provided, further, that, immediately upon the ineffectiveness, lapse or termination of any such Requirement of Law, prohibition or other limitation giving rise to the consequences specified above, the Mortgaged Property shall include, and each Mortgagor shall be deemed to have granted a security interest in, all such rights and interests as if such Requirement of Law, prohibition or other limitation had never been in effect; or

(b) Any property constituting “Excluded Assets” as such term is defined in the Collateral Agreement.

For the avoidance of doubt, nothing in this Section 2.6 shall be deemed to negate the requirement in the Credit Agreement that the Collateral Coverage Minimum be satisfied.

SECTION 3

ASSIGNMENT OF PRODUCTION

3.1 Assignment of Production. As further security for the payment of the Obligations and performance of each Mortgagor’s obligations under the Credit Agreement, the other Credit Documents and the Secured Transaction Documents, each Mortgagor hereby transfers, assigns, warrants and conveys to the Mortgagee for the pro rata and pari passu use and benefit of the Other Secured Persons, effective as of the date hereof, at 7:00 A.M., local time, all Hydrocarbons that are thereafter produced from and that accrue to the Mortgaged Property, and all proceeds therefrom until the Termination Date and the release or cancellation of the Mortgage. All parties producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Mortgagee by virtue of the provisions of this Section, are authorized and directed to treat and regard the Mortgagee as the assignee and transferee of such Mortgagor and entitled in such Mortgagor’s place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Mortgagee and shall be under no obligation to see to the application by the Mortgagee of any such proceeds or payments received by it.

3.2 Event of Default. If an Event of Default shall occur and only for so long as such event shall be continuing, after written notice is provided to a Mortgagor by the Mortgagee, and to the extent permitted by applicable Requirement of Law:

(a) All of such Mortgagor’s Hydrocarbons and products thereof shall be delivered into pipelines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of the Mortgagee, for its benefit and the benefit of the Other Secured Persons and all such revenues and proceeds thereof shall be paid directly to the Mortgagee, at its offices in New York, New York, with no duty or obligation of any party paying the same to inquire into the rights of the Mortgagee to receive the same, what application is made thereof, or as to any other matter;

(b) Such Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders and other instruments as may be reasonably required or desired by the Mortgagee, after receipt of a written request from the Mortgagee, in order to have said proceeds and revenues so paid to the Mortgagee and, in addition to any and all rights of a secured party under Sections 9-607 and 9-609 of the Applicable UCC, the Mortgagee is fully authorized to receive and receipt for said revenues and proceeds, to endorse and cash any and all checks and drafts payable to the order of such Mortgagor or the Mortgagee for the account of such Mortgagor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a deposit account that is subject to a Control Agreement with the Mortgagee, a Lender or other acceptable commercial bank as additional collateral securing the Obligations, and to execute transfer and division orders in the name of such Mortgagor, or otherwise, with warranties binding such Mortgagor; provided that all proceeds received by the Mortgagee pursuant to this grant and assignment shall be applied as provided in Section 5.14;

(c) The Mortgagee shall not be liable for any delay, neglect or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder, but the Mortgagee shall have the right, at its election after written notice is provided to such Mortgagor, in the name of such Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Mortgagee in order to collect such funds and to protect the interests of the Mortgagee and/or such Mortgagor, with all costs, expenses and attorneys’ fees incurred in connection therewith being paid by such Mortgagor; and

(d) Such Mortgagor hereby appoints the Mortgagee as its attorney-in-fact to pursue any and all rights of such Mortgagor to Liens in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons, which power of attorney shall be coupled with an interest and shall be irrevocable until the Termination Date.

(e) Such Mortgagor does hereby specifically agree that third-parties shall be entitled to rely, and shall be fully protected in relying, upon any written notice by the Mortgagee that an Event of Default has occurred and is continuing for the purposes of Section 3.2 above.

3.3 No Liability of the Mortgagee in Collecting. The Mortgagee is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned (and no such failure shall be deemed to be a waiver of any right of the Mortgagee or the Other Secured Persons under this Section 3) and from all other responsibility in connection therewith, except the responsibility to account to any applicable Mortgagor for funds actually received.

3.4 No Modification of Payment Obligations. Nothing herein contained shall modify, detract from, limit or otherwise alter the absolute obligation of any Mortgagor to make prompt payment of all amounts constituting Obligations when and as the same become due regardless of whether the proceeds of the As-Extracted Collateral and Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Obligations. Nothing in this Section 3 is intended to be an acceptance of collateral in satisfaction of the Obligations.

3.5 Status of Assignment. Notwithstanding the other provisions of this Section 3, the Mortgagee has agreed not to exercise its right to receive direct delivery of Hydrocarbons and payment of proceeds immediately. Rather, each party producing, purchasing or receiving Hydrocarbons may continue to make such deliveries or payments to the applicable Mortgagor until such time as such party has received notice from the Mortgagee that an Event of Default has occurred and is continuing and that such party is directed to make delivery or payment directly to the Mortgagee. The Mortgagee or any receiver appointed in judicial proceedings for the enforcement of this Mortgage shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after any Obligations has been declared due and payable in accordance with the provisions of the Credit Agreement and the other Credit Documents and to apply all of said proceeds as provided in Section 5.14 hereof. Upon any sale of the Mortgaged Property or any part thereof, whether pursuant to Section 5 or as permitted by the Credit Agreement, the Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Section.

SECTION 4

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Mortgagor hereby represents, warrants and covenants as follows:

4.1 Title. Mortgagor has good and defensible title to and is possessed of the Hydrocarbon Interests and has good title to the UCC Collateral. The Collateral is free of all Liens except Permitted Encumbrances.

4.2 Defend Title. This Mortgage is, and always will be kept as, a first priority Lien upon the Collateral, subject to any Permitted Encumbrances (provided that Liens permitted by Section 10.2 of the Credit Agreement may exist and attach to the Mortgaged Properties and may have whatever priority such Liens have under applicable law, provided that for the avoidance of doubt, no intent to subordinate priority of the Liens created hereby is intended or to be inferred by the existence thereof). Mortgagor further agrees that the Collateral shall remain affected and hypothecated unto and in favor of the Mortgagee until the full and final payment of the Obligations and Mortgagor consents and agrees not to sell, alienate, encumber or deteriorate the Collateral to the prejudice of this act, in each case, except as may be permitted by the Credit Agreement or any other Credit Document. Mortgagor will not create or suffer to be created or permit to exist any Lien, security interest or charge prior or junior to or on parity with the Lien of this Mortgage upon the Collateral or any part thereof other than such Permitted Encumbrances. Mortgagor will warrant and defend the title to the Collateral against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby (and its priority) until the Termination Date. If (i) an adverse claim be made against or a cloud develop upon the title to any part of the Collateral other than a Permitted Encumbrance or (ii) any Person shall challenge the priority or validity of the Liens created by this Mortgage, then Mortgagor agrees to defend immediately against such adverse claim or take appropriate action to remove such cloud, in each case, at Mortgagor’s sole cost and expense. Mortgagor further agrees that the Mortgagee may take such other action as it deems advisable to protect and preserve its interests in the Collateral, and in such event Mortgagor will indemnify the Mortgagee against any and all cost, attorneys’ fees and other expenses that it may incur in defending against any such adverse claim or taking action to remove any such cloud. For the avoidance of doubt, Section 4.1 and Section 4.2 shall not restrict, and are subject to, any disposition permitted by Section 10.4 of the Credit Agreement.

4.3 Not a Foreign Person. Mortgagor is not a “foreign person” within the meaning of the Code, Sections 1445 and 7701 (i.e., Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

4.4 Revenue and Cost Bearing Interest. Mortgagor’s ownership of the Hydrocarbon Interests and the undivided interests therein as specified on Exhibit A will, after giving full effect to all Permitted Encumbrances, afford Mortgagor not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or that is allocated to such Hydrocarbon Interest specified as net revenue interest (as specified on Exhibit A) on attached Exhibit A and will cause Mortgagor to bear not more than that portion (expressed as a fraction, percentage or decimal), specified as working interest on attached Exhibit A, of the costs of drilling, developing and operating the wells identified on attached Exhibit A except to the extent of any proportionate corresponding increase in the net revenue interest.

SECTION 5

RIGHTS AND REMEDIES

5.1 Event of Default. An Event of Default under the Credit Agreement shall be an “Event of Default” under this Mortgage.

5.2 Foreclosure and Sale.

(a) If an Event of Default shall occur and be continuing, to the extent provided by applicable Requirements of Law, the Mortgagee shall have the right and option to proceed with foreclosure and to sell all or any portion of such Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in (or offshore of) more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Property may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Property is to be sold. Nothing contained in this Section 5.2 shall be construed so as to limit in any way any rights to sell the Mortgaged Property or any portion thereof by private sale if and to the extent that such private sale is permitted under the Requirements of Law of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. Each Mortgagor hereby irrevocably appoints, effective upon the occurrence and during the continuance of an Event of Default, the Mortgagee, with full power of substitution, to be the attorney-in-fact of such Mortgagor and in the name and on behalf of such Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices that such Mortgagor ought to execute and deliver and do and perform any and all such acts and things that such Mortgagor ought to do and perform under the covenants herein contained, and generally to use the name of such Mortgagor in the exercise of all or any of the powers hereby conferred on the Mortgagee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for the Mortgagee to be physically present at, or to have constructive possession of, the Mortgaged Property (each Mortgagor hereby covenanting and agreeing to deliver any portion of the Mortgaged Property not actually or constructively possessed by the Mortgagee immediately upon the Mortgagee’s demand) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by the Mortgagee shall contain a general warranty of title, binding upon the applicable Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by the Mortgagee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor agent hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of the Mortgagee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, each Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against each Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under each such Mortgagor, and (vii) to the extent and under such circumstances as are permitted by law, the Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Obligations (in the order of priority set forth in Section 5.14) in lieu of cash payment.

(b) If an Event of Default shall occur and be continuing, then (i) the Mortgagee shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the UCC Collateral and/or (ii) the Mortgagee may proceed as to any Collateral in accordance with the rights and remedies granted under this Mortgage or applicable law in respect of the Collateral. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Mortgagee under any other provision of this Mortgage or under any other Credit Document. Written notice mailed to a Mortgagor as provided herein at least ten (10) days prior to the date of public sale of any part of the Collateral owned by such Mortgagor that is personal property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Collateral will be made, shall constitute reasonable notice.

5.3 Substitute Agents. The Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Mortgagee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Mortgagee. If the Mortgagee shall have given notice of sale hereunder, any successor, substitute mortgagee or agent thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor, substitute mortgagee or agent conducting the sale.

5.4 Judicial Foreclosure; Receivership. Upon the occurrence of and during the continuance of an Event of Default, the Mortgagee shall have the right and power, but not the obligation, to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Collateral under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Collateral under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy.

5.5 Foreclosure for Installments. Upon the occurrence of and during the continuance of an Event of Default, the Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Obligations that have not been paid when due either through the courts or by proceeding with foreclosure in satisfaction of the matured but unpaid portion of the Obligations as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest and other Obligations then due; such sale may be made subject to the unmatured portion of the Obligations, and any such sale shall not in any manner affect the unmatured portion of the Obligations, but as to such unmatured portion of the Obligations this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that upon the occurrence of and during the continuance of an Event of Default, several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Obligations, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Obligations without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Obligations.

5.6 Separate Sales. Upon the occurrence of and during the continuance of an Event of Default, the Collateral may be sold in one or more parcels and to the extent permitted by applicable Requirement of Law in such manner and order as the Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

5.7 Possession of Mortgaged Property. If an Event of Default shall have occurred and be continuing, then, to the extent permitted by applicable law, the Mortgagee shall have the right and power, but not the obligation, to enter into and upon and take possession of all or any part of the Collateral in the possession of any Mortgagor, its successors or assigns, or its or their agents or servants, and may exclude each Mortgagor, its successors or assigns, and all persons claiming under any Mortgagor, and its or their agents or servants wholly or partly therefrom; and, holding the same, the Mortgagee may use, administer, manage, operate and control the Collateral and conduct the business thereof to the same extent as the applicable Mortgagor, its successors or assigns, might at the time do and may exercise all rights and powers of such Mortgagor, in the name, place and stead of such Mortgagor, or otherwise as the Mortgagee shall deem best, in its sole discretion.

5.8 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale any Mortgagor or any Mortgagor’s heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Collateral by, through or under any Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

5.9 Remedies Cumulative, Concurrent and Nonexclusive. Every right, power, privilege and remedy herein given to the Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC in effect and applicable to the Collateral or any portion thereof). Each and every right, power, privilege and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Mortgagee, and the exercise, or the beginning of the exercise, or the abandonment, of any such right, power, privilege or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power, privilege or remedy. No delay or omission by the Mortgagee or any Other Secured Person in the exercise of any right, power or remedy shall impair any such right, power, privilege or remedy or operate as a waiver thereof or of any other right, power, privilege or remedy then or thereafter existing.

5.10 Discontinuance of Proceedings. If the Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under any Credit Document or available at law and shall thereafter elect to discontinue or abandon same for any reason, then it shall have the unqualified right so to do and, in such an event, the parties shall be restored to their former positions with respect to the Obligations, this Mortgage, the Credit Agreement, the Collateral and otherwise, and the rights, remedies, recourses and powers of the Mortgagee shall continue as if same had never been invoked.

5.11 No Release of Obligations. No Mortgagor, Guarantor or other person hereafter obligated for payment of all or any part of the Obligations shall be relieved of such obligation, to the extent the Obligations remain due and owing, by reason of: (a) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (b) any agreement or stipulation between any subsequent owner of the Mortgaged Property and the Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to any Mortgagor, any Guarantor or such other Person, and in such event each Mortgagor, Guarantor and all such other Persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by the Mortgagee; or (c) by any other act or occurrence save and except upon the Termination Date.

5.12 Release of and Resort to Collateral. The Mortgagee may release, regardless of consideration, any part of the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien created in or evidenced by this Mortgage or its stature as a first and prior Lien, in and to the Collateral, provided that Permitted Encumbrances may exist, and without in any way releasing or diminishing the liability of any Person liable for the repayment of the Obligations. For payment of the Obligations, the Mortgagee may resort to any other security therefor held by the Mortgagee in such order and manner as the Mortgagee may elect.

5.13 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, each Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to such Mortgagor by virtue of any present or future moratorium law or other law exempting the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment and (b) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, of which any Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. If the laws of any state that provides for a redemption period do not permit the redemption period to be waived, the redemption period shall be specifically reduced to the minimum amount of time allowable by statute.

5.14 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

(a) First, to the payment of all reasonable expenses incurred by the Mortgagee incident to the enforcement of this Mortgage, the Credit Agreement or any other Credit Document to collect any portion of the Obligations, including expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, a reasonable commission to the keeper, if any, and reasonable legal fees, and to the payment of all other reasonable charges, expenses, liabilities and advances incurred or made by the Mortgagee under this Mortgage or in executing any trust or power hereunder; and

(b) Second, as set forth in Section 11.11 of the Credit Agreement.

5.15 Resignation of Operator. In addition to all rights and remedies under this Mortgage, at law and in equity, if any Event of Default shall occur and be continuing and the Mortgagee shall exercise any remedies under this Mortgage with respect to any portion of the Mortgaged Property (or any Mortgagor shall transfer any Mortgaged Property “in lieu of” foreclosure) whereupon such Mortgagor is divested of its title to any of the Collateral, the Mortgagee shall have the right to request that any operator of any Mortgaged Property that is either a Mortgagor or any Affiliate of a Mortgagor to resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by such Mortgagor of any such request, such Mortgagor shall resign (or, to the extent it is able to do so, cause such other Person to resign) as operator of such Collateral.

5.16 Indemnity. THE INDEMNIFIED PARTIES SHALL NOT BE LIABLE, IN CONNECTION WITH ANY ACTION TAKEN, FOR ANY LOSS SUSTAINED BY ANY MORTGAGOR RESULTING FROM AN ASSERTION THAT THE MORTGAGEE HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH LOSS THAT MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT, BAD FAITH OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTY SEEKING INDEMNITY OR ANY OF ITS RELATED PARTIES. NO INDEMNIFIED PARTY SHALL BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF ANY MORTGAGOR. EACH MORTGAGOR AGREES TO PAY, AND TO SAVE THE INDEMNIFIED PARTIES HARMLESS FROM, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE AND

ADMINISTRATION OF THIS MORTGAGE TO THE EXTENT THE BORROWER WOULD BE REQUIRED TO DO SO PURSUANT TO SECTION 13.5 OF THE CREDIT AGREEMENT. THE LIABILITIES OF ANY MORTGAGOR AS SET FORTH IN THIS SECTION 5.16 SHALL SURVIVE THE TERMINATION OF THIS MORTGAGE.

5.17 Failure to Perform. Each Mortgagor agrees that if it fails to perform any act or to take any action that it is required to perform or take hereunder or pay any money that such Mortgagor is required to pay hereunder, the Mortgagee, in such Mortgagor’s name or its or their own name or names, may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money.

SECTION 6

[RESERVED].

SECTION 7

MISCELLANEOUS

7.1 Releases.

(a) Full Release. On the Termination Date, the Mortgagee shall forthwith cause a full release and termination of this Mortgage to be entered upon the record at the expense of the applicable Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be reasonably necessary or desirable for the release of the Liens created hereby on the Mortgaged Property. Other than as set forth in the foregoing sentence, this Mortgage shall remain and continue in full force and effect and be binding in accordance with and to the extent of its terms upon each Mortgagor and the successors and assigns thereof and shall inure to the benefit of the Mortgagee and the Other Secured Persons and their respective successors, indorsees, transferees and assigns; notwithstanding that from time to time prior to the Termination Date, any Mortgagor may be free from any Obligations.

(b) Partial Release. The Mortgagee, at the request and sole expense of a Mortgagor, shall promptly execute and deliver to such Mortgagor all releases, re-conveyances or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Mortgaged Property, which shall include, without limitation, the agreement of the Mortgagee (on behalf of itself and on behalf of the Other Secured Persons) to release the security interests in, and the Liens on, the Collateral granted herein and created hereby, (i) upon any Disposition by such Mortgagor of any Mortgaged Property that is permitted under the Credit Agreement (other than to a Guarantor) and (ii) to the extent that the first sentence of Section 13.17(a) of the Credit Agreement provides for such release with respect to the Mortgaged Property.

(c) Possession of Notes. Each Mortgagor acknowledges and agrees that possession of any Note (or any replacements of any said Note or other instrument evidencing any part of the Obligations) at any time by such Mortgagor or any other Credit Party shall not in any manner extinguish the Obligations or this Mortgage, and such Mortgagor shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Obligations or the Lien of this Mortgage.

7.2 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Mortgagee and the Other Secured Persons in order to effectuate the provisions hereof. The invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

7.3 Successors and Assigns. The terms used to designate any party or group of persons shall be deemed to include the respective heirs, legal representatives, successors and permitted assigns of such Persons.

7.4 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding Lien against the Mortgaged Property then the parties agree that: (a) such proceeds have been advanced at such Mortgagor’s request, and (b) the Mortgagee and the Lenders shall be subrogated to any and all rights and Liens owned by any owner or holder of such outstanding Liens, irrespective of whether said Liens are or have been released. It is expressly understood that, in consideration of the payment of such other indebtedness, each Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness. This Mortgage is made with full substitution and subrogation of the Mortgagee and its successors and assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

7.5 Application of Payments to Certain Obligations. If any part of the Obligations cannot be lawfully secured by this Mortgage or if any part of the Collateral cannot be lawfully subject to the Lien hereof to the full extent of the Obligations, then all payments made shall be applied on said Obligations first in discharge of that portion thereof that is not secured by this Mortgage.

7.6 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

7.7 Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement (and notice to any Mortgagor shall be made in the manner for providing notice to and in care of the Borrower).

7.8 Expenses. Each Mortgagor agrees to pay any and all reasonable and documented out of pocket expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Mortgagee in administering, enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, any Mortgagor under this Mortgage to the extent the Borrower would be required to do so pursuant to Section 13.5 of the Credit Agreement.

7.9 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in (or offshore of) more than one parish, descriptions of only those portions of the Mortgaged Property located in (or offshore of) the parish in which a particular counterpart is recorded shall be attached as Exhibit A to such counterpart. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

7.10 Governing Law. Insofar as permitted by otherwise applicable law, this Mortgage shall be construed under and governed by the laws of the State of Louisiana.

7.11 Financing Statement; Fixture Filing. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all Fixtures included within the Mortgaged Property may be filed or filed for record in the real estate records, mortgage records or other appropriate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) is situated (or is offshore of). This Mortgage shall also be effective as a financing statement covering As-Extracted Collateral (including oil and gas and all other substances of value that may be extracted from the ground) and accounts financed at the wellhead or minehead of wells or mines located on the properties subject to the Applicable UCC and is to be filed for record in the real estate records, UCC records or other appropriate records of each jurisdiction where any part of the Mortgaged Property is situated (or is offshore of).

7.12 Filing of Financing Statements. Pursuant to the Applicable UCC, each Mortgagor authorizes the Mortgagee, its counsel or its representative, at any time and from time to time, to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to the Mortgaged Property without the signature of such Mortgagor in such form and in such offices as the Mortgagee reasonably determines appropriate to perfect the security interests of the Mortgagee under this Mortgage. Each Mortgagor also authorizes the Mortgagee, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as “all assets of the Mortgagor”, “all personal property of the Mortgagor” or words of similar effect. Each Mortgagor shall pay all costs associated with the filing of such instruments.

In that regard, the following information is provided:

Name of Mortgagor:	TALOS ERT LLC TALOS ENERGY OFFSHORE LLC TALOS ENERGY PHOENIX LLC TALOS GULF COAST OFFSHORE LLC TALOS GULF COAST ONSHORE LLC TALOS RESOURCES LLC

Address of Mortgagor:	c/o Talos Production LLC 500 Dallas Street, Suite 2000 Houston, TX 77002-4727 Attention: Michael Harding Fax: (713) 351-4100

State of Formation/Location of each Mortgagor:	Delaware

[With a copy of any notice to: c/o Apollo Management, L.P.
9 West 57th Street, 43rd Floor New York, NY 10019]

Name of Secured Party:	JPMorgan Chase Bank, N.A., as Collateral Agent

Address of Secured Party:	712 Main Street Houston, Texas 77002 Attention: Jo Linda Papadakis

Facsimile:	713-216-7770

Owner of Record of Real Property:	One or more Mortgagors

7.13 Limit on Obligations and Collateral. It is the intention of each Mortgagor, the Mortgagee and the Other Secured Persons that this Mortgage not constitute a fraudulent transfer or fraudulent conveyance under any state or federal law that may be applied hereto. Each Mortgagor and, by the Mortgagee’s acceptance hereof, the Mortgagee and the Other Secured Persons hereby acknowledge and agree that, notwithstanding any other provision of this Mortgage, the indebtedness of each Mortgagor secured hereby shall be limited to the maximum amount of indebtedness that can be incurred or secured by such Mortgagor without rendering this Mortgage voidable under applicable law relating to fraudulent conveyances or fraudulent transfers.

7.14 References. The words “herein,” “hereof,” “hereunder” and other words of similar import when used in this Mortgage refer to this Mortgage as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Mortgage unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

SECTION 8

LOUISIANA PROVISIONS

8.1 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Section 8 and the other terms and conditions of this Mortgage, the terms and conditions of this Section 8 shall control and be binding. In the event of any conflict between this Section 8 and the Credit Agreement, the provisions hereof shall be controlling as necessary to create, preserve, perfect and maintain a valid mortgage lien and security interest upon the Collateral, otherwise the provision of the Credit Agreement shall be controlling.

8.2 Future Advances. This Mortgage may secure future advances, and in accordance with Article 3298 of the Louisiana Civil Code, and as to all Obligations, present and future, secured by this Mortgage, notwithstanding the nature of such obligations or the date they arise, this Mortgage has effect between the parties from the time this Mortgage is executed, and as to third persons from the time this Mortgage is filed for registry.

8.3 Maximum Amount Secured. The maximum amount of Obligations that may be outstanding at any time and from time to time that this Mortgage secures shall be $1,500,000,000 (the “Maximum Amount”).

8.4 Alienation. The Mortgaged Property is to remain so specially mortgaged, affected and hypothecated unto and in favor of Mortgagee for the benefit of itself and the Other Secured Persons subject to the terms and conditions of Section 7.1, and each Mortgagor is herein and hereby bound and obligated not to sell, alienate, mortgage or encumber the Mortgaged Property, or any part thereof, to the prejudice of this act, and not to permit or suffer the same to be so sold, alienated, deteriorated or encumbered, subject in each case to Permitted Encumbrances and any disposition permitted by Section 10.4 of the Credit Agreement.

8.5 Confession of Judgment. For purposes of foreclosure under Louisiana executory process procedures, each Mortgagor hereby acknowledges and confesses judgment in favor of the Mortgagee and the Other Secured Persons for the full amount of the Obligations.

8.6 Additional Louisiana Remedies. Upon the occurrence of an Event of Default, the Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against any Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee: (i) institute proceedings for the complete foreclosure of this Mortgage in which case the Mortgaged Property may be sold for cash or upon credit in one or more parcels under ordinary or executory process, at the Mortgagee’s sole option, and with or without appraisement, appraisement being expressly waived; or (ii) to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Obligations then due and payable, subject to the continuing lien of this Mortgage for the balance of the Obligations not then due; or (iii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in this Mortgage, the Credit Agreement or the other Credit Documents; or (iv) recover judgment on the Obligations either before, during or after any proceedings for the enforcement of this Mortgage; or (v) apply for the appointment of a trustee, receiver, liquidator or conservator of the Mortgaged Property, without regard for the adequacy of the security for the Obligations and without regard for the solvency of any Mortgagor or of any person, firm or other entity liable for the payment of the Obligations; or (vi) sell the UCC Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, at such price or prices as the Mortgagee may deem satisfactory, and in connection with any such sale, each Mortgagor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted and agrees that 10 days prior written notice of the time and place of any such sale or other intended disposition of any of the UCC Collateral constitutes “reasonable notification” within the meaning of the Uniform Commercial Code, except that shorter or no notice shall be reasonable as to any UCC Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market; or (vii) pursue such other remedies as the Mortgagee may have under applicable law, including, without limitation, as a secured party under the Uniform Commercial Code.

8.7 Keeper. In the event the Mortgaged Property, or any part thereof, is seized as an incident to an action for the recognition or enforcement of this Mortgage by executory process, ordinary process, sequestration, writ of fieri facias or otherwise, each Mortgagor and the Mortgagee agree that the court issuing any such order shall, if petitioned for by Mortgagee, direct the applicable sheriff to appoint as a keeper of the Mortgaged Property, Mortgagee or any agent designated by Mortgagee or any person named by the Mortgagee at the time such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5131, et seq., and 9:5136, et seq., as the same may be amended, and Mortgagee shall be entitled to all the rights and benefits afforded thereunder. It is hereby agreed that the keeper shall be entitled to receive as compensation the reasonable costs and expenses incurred in the administration or preservation of the Mortgaged Property. The designation of keeper made herein shall not be deemed to require Mortgagee to provoke the appointment of such a keeper.

8.8 Waivers. Each Mortgagor waives in favor of the Mortgagee and the Other Secured Persons any and all homestead exemptions and other exemptions of seizure or otherwise to which such Mortgagor is or may be entitled under the constitution and statutes of the State of Louisiana insofar as the Mortgaged Property is concerned. Each Mortgagor further waives: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (c) the three days delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; and (d) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723, not specifically mentioned above.

8.9 Authentic Evidence. Any and all declarations of fact made by authentic act before a notary public in the presence of two competent witnesses by a person declaring that such facts lie within his knowledge, shall constitute authentic evidence of such facts for the purpose of executory process. Each Mortgagor specifically agrees that such an affidavit by a representative of Mortgagee as to the existence, amount, terms, and maturity of the Obligations and of a default thereunder shall, to the extent not prohibited by applicable law, constitute authentic evidence of such facts for the purpose of executory process.

8.10 Louisiana Defined Terms.

All references to the Uniform Commercial Code (and words of similar import) shall also refer to and include the Uniform Commercial Code, Louisiana Revised Statutes 10:1-101, et seq., and any and all provisions thereof corresponding to the Uniform Commercial Code.

All references to a “receiver” or any person, entity or officer appointed for the purpose of administering and preserving the Mortgaged Property shall also mean, refer to and include a “keeper” under Louisiana Revised Statutes 9:5136, et seq.

All references to “real property” shall include “immovable property” as that term is used in the Louisiana Civil Code, and any and all references to “personal property” shall also include “movable property”.

All references to “tangible property” shall include “corporeal property” and any and all references to “intangible property” shall include “incorporeal property”.

The terms “fee estate”, “fee simple” or “fee title” with respect to property shall mean “ownership” as provided in Louisiana Civil Code Art. 477 unburdened by real rights in favor of others.

The term “condemnation” will include “expropriation” as that term is used in Louisiana law.

The term “easement” will include “servitude and advantages” as used in the Louisiana Civil Code.

The term “building” will include “other constructions” as that term is used in the Louisiana Civil Code.

References to “county” shall mean “parish”, if the reference is to a political subdivision of Louisiana.

The term “Lien” or “lien” shall include privilege, mortgage, security interest, assignment or other encumbrance.

All references to joint and several liability in relation to an obligation governed by Louisiana law shall include joint, several and solidary liability.

The phrase “covenant running with the land” and other words of similar import shall be deemed to include a real right in, or a recorded lease of, immovable property.

The term “environmental laws” shall include the Louisiana Environmental Quality Act, Louisiana Revised Statutes. 30:2001, et seq., as amended, and the rules and regulations promulgated thereunder, and the term “hazardous materials” shall include hazardous materials as defined in such laws.

The terms “deed in lieu of foreclosure,” “conveyance in lieu of foreclosure” and words of similar import shall include a giving in payment within the meaning of Louisiana Civil Code 2655-59, provided that such transaction shall be construed a transfer in partial payment of the Obligations unless otherwise expressly provided.

“Mortgaged Property” shall include the right to receive proceeds attributable to the insurance loss of the Mortgaged Property, as provided in Louisiana Revised Statutes 9:5386.

8.11 Waiver and Release. Each Mortgagor and Mortgagee hereby waive the production of mortgage, conveyance, tax, paving, assignment of accounts receivable and other certificates and relieve and release the Notary Public before whom this Mortgage was passed from all responsibilities and liabilities in connection therewith.

8.12 No Paraph. Each Mortgagor acknowledges that no note or other evidence of Obligations has been paraphed for identification with this Mortgage.

8.13 Acceptance. The acceptance of this Mortgage by Mortgagee and the consent by Mortgagee to the terms and conditions of this Mortgage are presumed and, under the provisions of Louisiana Civil Code article 3289, Mortgagee has not been required to sign this Mortgage.

8.14 Reliance. Notwithstanding any reference herein to the Credit Agreement or any Secured Transaction Documents or other Credit Documents, no third party shall be obligated to inquire as to whether any term or condition set forth therein has occurred but shall be entitled to rely upon the certificate of the Mortgagee as to all events, including but not limited to the occurrence of an Event of Default and the right of the Mortgagee to enforce this Mortgage.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES BEGIN NEXT PAGE]

THUS DONE AND PASSED, on this 10th day of May, 2018, in multiple originals before me, the undersigned Notary Public in and for the County of Harris, State of Texas, and in the presence of the undersigned competent witnesses, who hereunto signed their names with the undersigned Mortgagor and me, Notary Public, after due reading of the whole.

WITNESSES:	TALOS ERT LLC, TALOS ENERGY OFFSHORE LLC, TALOS ENERGY PHOENIX LLC, TALOS GULF COAST OFFSHORE LLC, TALOS GULF COAST ONSHORE LLC, and TALOS RESOURCES LLC each as a Mortgagor

By:
Printed Name:		Name: Michael L. Harding II
Title: Executive Vice President, Chief Financial Officer and Treasurer
Printed Name:

Printed Name:
NOTARY PUBLIC, in and for State of Texas

My commission expires:
Notarial No.

[SEAL]

Signature Page

EXHIBIT A

to

MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE

FILING AND FINANCING STATEMENT

Introduction

All references contained in this Exhibit A to the wells are intended to include references to the applicable Mortgagor’s well identification number and well name for any existing well, including any replacement well drilled in lieu thereof from which crude oil, natural gas or other Hydrocarbons are now or hereafter produced. All references contained in this Exhibit A to the Oil and Gas Properties are intended to include: (i) the volume or book and page, file, entry or instrument number of the appropriate records of the particular county or parish in the state where each such lease or other such lease or other instrument is recorded and (ii) all valid and existing amendments to such lease or other instrument of record in such county or parish record, as applicable, regardless of whether such amendments are expressly described herein. A special reference is herein made to each such lease or other instrument and the record thereof for a more particular description of the property and the interest sought to be affected by this Mortgage and for all other purposes.

Exhibit A

CERTIFIED COPY OF RESOLUTIONS OF MORTGAGORS

[SEE ATTACHED]

CERTIFIED RESOLUTIONS

Resolutions of

TALOS ERT LLC,

TALOS ENERGY OFFSHORE LLC,

TALOS ENERGY PHOENIX LLC,

TALOS GULF COAST OFFSHORE LLC,

TALOS GULF COAST ONSHORE LLC, and

TALOS RESOURCES LLC

May 10, 2018

The undersigned, the Executive Vice President, Chief Financial Officer and Treasurer of TALOS ERT LLC, a Delaware limited liability company, TALOS ENERGY OFFSHORE LLC, a Delaware limited liability company, TALOS ENERGY PHOENIX LLC, a Delaware limited liability company, TALOS GULF COAST OFFSHORE LLC, a Delaware limited liability company, TALOS GULF COAST ONSHORE LLC, a Delaware limited liability company, and TALOS RESOURCES LLC, a Delaware limited liability company (each a “Mortgagor”), does hereby certify in his/her official capacity, stated above, of each Mortgagor, and not in his/her individual capacity, as of the date hereof that the resolutions attached hereto as Exhibit A were adopted by each Mortgagor, by written consent in lieu of a meeting.

TALOS ERT LLC, TALOS ENERGY OFFSHORE LLC, TALOS ENERGY PHOENIX LLC, TALOS GULF COAST OFFSHORE LLC, TALOS GULF COAST ONSHORE LLC, and TALOS RESOURCES LLC

By:
Name: Michael L. Harding II
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT E

TO CREDIT AGREEMENT

COLLATERAL AGREEMENT

dated and effective as of

May 10, 2018,

among

TALOS ENERGY INC.,

TALOS PRODUCTION LLC,

each Pledgor identified herein,

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

		Page
	ARTICLE I.

	DEFINITIONS

SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	2

	ARTICLE II.

	PLEDGE OF EQUITY INTERESTS AND SECURITIES

SECTION 2.01.	Pledge	6
SECTION 2.02.	Delivery of the Pledged Collateral	6
SECTION 2.03.	Representations, Warranties and Covenants	7
SECTION 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	8
SECTION 2.05.	Registration in Nominee Name; Denominations	9
SECTION 2.06.	Voting Rights; Dividends and Interest, etc.	9

	ARTICLE III.

	SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 3.01.	Security Interest	11
SECTION 3.02.	Representations and Warranties	14
SECTION 3.03.	Covenants	15
SECTION 3.04.	Other Actions	18
SECTION 3.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	19

	ARTICLE IV.

	REMEDIES

SECTION 4.01.	Remedies upon Default	20
SECTION 4.02.	Application of Proceeds	22
SECTION 4.03.	Grant of License to Use Intellectual Property	22
SECTION 4.04.	Securities Act, etc.	23

-i-

Schedules

Schedule I	Subsidiary Parties
Schedule II	Pledged Stock; Debt Securities
Schedule III	Intellectual Property

Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement
Exhibit II	Form of Perfection Certificate

-ii-

This COLLATERAL AGREEMENT dated and effective as of May 10, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION LLC, a Delaware limited liability company and a direct Subsidiary of Holdings (the “Borrower”), each Legacy Blocker Entity (as defined below), each Subsidiary of the Borrower listed on Schedule I hereto and each Subsidiary of the Borrower that becomes a party hereto after the date hereof (each, a “Subsidiary Party”) and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Agent” or the “Collateral Agent”) for the Secured Parties.

WHEREAS, pursuant to the Credit Agreement, dated as of May 10, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, the lenders from time to time parties thereto and the other Persons from time to time party thereto, the Borrower will from time to time incur loans and letter of credit obligations;

WHEREAS, each Pledgor is executing and delivering this Agreement pursuant to the terms of the Credit Agreement to induce the Lenders to extend credit;

WHEREAS, the Subsidiary Parties are Subsidiaries of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend credit thereunder.

Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All capitalized terms referred to in Article III hereof that are defined in Article 9 of the New York UCC and not defined in this Agreement have the meanings specified in Article 9 of the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.2 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Agent” means the party named as such in this Agreement until a successor (including successors under the Credit Agreement) replaces it and, thereafter, means such successor.

“Agreement” has the meaning assigned to such term in the recitals hereto.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01.

“Borrower” has the meaning assigned to such term in the recitals of this Agreement.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Collateral Agent” means the party named as such in this Agreement until a successor (including successors under the Credit Agreement) replaces it and, thereafter, means such successor.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement (including any such rights that such Grantor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor (or, as required in the context of the definition of “Copyright License,” any third party licensor): (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Excluded Accounts” shall have the meaning assigned to such term in the Credit Agreement.

“Excluded Assets” has the meaning assigned to such term in Section 3.01(a).

“Excluded Securities” means:

(a) any Equity Interests or debt with respect to which, in the reasonable judgment of the Agent and the Borrower evidenced in writing, the cost or other consequences of pledging such Equity Interests or debt in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom;

(b) solely in the case of any pledge of Equity Interests of any Foreign Subsidiary or FSHCO (in each case, that is owned directly by the Borrower or a Subsidiary Party) to secure the Obligations, any Equity Interest that is Voting Stock of such Foreign Subsidiary or FSHCO in excess of 99.99% of the outstanding Equity Interests of such class (except with respect to Talos Mex Holding Coöperatief U.A. (Netherlands), of which 100% of the outstanding Equity Interests shall be pledged);

(c) any Equity Interests or debt to the extent the pledge thereof would be prohibited by any Requirement of Law;

(d) any Equity Interests of any Subsidiary that is not a Wholly-Owned Subsidiary to the extent (A) that a pledge thereof to secure the Obligations is prohibited by any applicable organizational documents, joint venture agreement or shareholder agreement (other than customary non-assignment provisions that are ineffective under the Uniform Commercial Code or other applicable Requirements of Law), (B) any organizational documents, joint venture agreement or shareholder agreement prohibits such a pledge without the consent of any other party; provided that this clause (B) shall not apply if (1) such other party is a Credit Party or a Wholly-Owned Subsidiary or (2) consent has been obtained to consummate such pledge (it being understood that the foregoing shall not be deemed to obligate the Borrower or any Subsidiary to obtain any such consent) and for so long as such organizational documents, joint venture agreement or shareholder agreement or replacement or renewal thereof is in effect, or (C) a pledge thereof to secure the Obligations would give any other party (other than a Credit Party or a Wholly-Owned Subsidiary) to any organizational documents, joint venture agreement or shareholder agreement governing such Equity Interests the right to terminate its obligations thereunder (other than customary non-assignment provisions that are ineffective under the Uniform Commercial Code or other applicable Requirement of Law);

(e) any Equity Interests of any Immaterial Subsidiary and any Unrestricted Subsidiary;

(f) any Equity Interests of any Subsidiary of a Foreign Subsidiary;

(g) any Equity Interests set forth on Schedule 1.1(b) of the Credit Agreement that have been identified on or prior to the Closing Date in writing to the Agent by an Authorized Officer of the Borrower and agreed to by the Agent; and

(h) any “Margin Stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States of America.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.04.

“General Intangibles” means all “general intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, any Hedge Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises and tax refund claims.

“Grantor” means the Borrower and each Subsidiary Party.

“Holdings” has the meaning assigned to such term in the recitals of this Agreement.

“Indemnitee” has the meaning assigned to such term in Section 5.06.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Legacy Blocker Entity” shall mean each of (i) AIF VII (Talos DC), LLC, a Delaware limited liability company, (ii) ANRP (Talos DC), LLC, a Delaware limited liability company, (iii) AP Overseas Talos Holdings (DC I), LLC, a Delaware limited liability company, (iv) AP Overseas Talos Holdings (DC II), LLC, a Delaware limited liability company, (v) AP Overseas Talos Holdings (DC III), LLC, a Delaware limited liability company, (vi) AP Overseas Talos Holdings (DC IV), LLC, a Delaware limited liability company, (vii) New Talos Sub Inc., a Delaware corporation, and (viii) Riverstone V Non-U.S. Talos Corp, a Delaware corporation (collectively, the “Legacy Blocker Entities”).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means “Obligations” as defined in the Credit Agreement other than Excluded Hedge Obligations as defined in the Credit Agreement.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party (including any such rights that such Grantor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Grantor (or, as required in the context of the definition of “Patent License,” any third party licensor): (a) all patents of the United States or the equivalent thereof in any other country, and all applications for patents of the United States or the equivalent thereof in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II or another form reasonably acceptable to the Agent, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an officer of the Borrower.

“Permitted Liens” means Liens that are not prohibited by the Credit Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 2.01.

“Pledgor” shall mean Holdings, the Borrower, each Subsidiary Party, and each Legacy Blocker Entity.

“Security Interest” has the meaning assigned to such term in Section 3.01.

“Subsidiary Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to use any Trademark now or hereafter owned by any third party (including any such rights that such Grantor has the right to license).

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor (or, as required in the context of the definition of “Trademark License,” any third party licensor): (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II.

Pledge of Equity Interests and Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under (a) the Equity Interests in each Material Subsidiary directly owned by it (which such Equity Interests constituting Pledged Stock as of the date hereof shall be listed on Schedule II) and any other Equity Interests in a Material Subsidiary obtained in the future by such Pledgor and any certificates representing all such Equity Interests (collectively, the “Pledged Stock”); provided that (i) the Pledged Stock shall not include any Excluded Securities and (ii) in the case of Holdings and each Legacy Blocker Entity, such pledge shall be limited to the Equity Interests of the Borrower or any Legacy Blocker Entity directly owned by it; (b)(i) the debt securities currently issued to any Grantor (which such debt securities constituting Pledged Debt Securities as of the date hereof shall be listed on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (collectively, the “Pledged Debt Securities”); provided that the Pledged Debt Securities shall not include any Excluded Securities; (c) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 2.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral.

(a) Except as otherwise required in accordance with Section 6 of the Credit Agreement with respect to the delivery of Pledge Collateral required on the Closing Date, each Pledgor agrees promptly (and in any event within 45 days after the acquisition (or such longer time as the Agent shall permit in its reasonable discretion)) to deliver or cause to be delivered to the Agent, for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities are either (i) Equity Interests in Subsidiaries of such Pledgor or (ii) in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Pledgor will cause any Indebtedness (other than Excluded Securities) (i) having an aggregate principal amount in excess of $10,000,000 or (ii) payable by the Borrower or any Subsidiary (other than intercompany Indebtedness having a term not exceeding 364 days and made in the ordinary course of business) to be evidenced by a duly executed promissory note that is pledged and delivered to the Agent, for the benefit of the Secured Parties, pursuant to the terms hereof. To the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 11.1 or 11.5 of the Credit Agreement.

(c) Upon delivery to the Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 2.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II (or a supplement to Schedule II, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. Each Grantor (and Holdings and each Legacy Blocker Entity solely with respect to its Pledged Stock consisting of the Borrower’s Equity Interests) represents and warrants to, and covenants with, the Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be (i) pledged in order to satisfy Section 6(e) or Section 9.11 of the Credit Agreement or (ii) delivered pursuant to Section 2.02(b);

(b) the Pledged Stock, to the best of each Pledgor’s knowledge, have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c) except for the security interests granted hereunder, each Pledgor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction not prohibited by the Credit Agreement and other than Permitted Liens, and (iv) subject to the rights of such Pledgor under the Credit Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Credit Agreement or the schedules thereto and except for restrictions and limitations imposed by the Credit Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder other than under applicable Requirements of Law;

(e) each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Credit Agreement or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Pledgors of this Agreement, when any Pledged Securities are delivered to the Agent, for the benefit of the Secured Parties, in accordance with this Agreement, and a financing statement in respect of the Pledged Securities is filed in the appropriate filing office, the Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected (except for any Equity Interests with respect to which, in the reasonable judgment of the Agent and the Borrower evidenced in writing delivered to the Agent, the costs or other consequences of perfecting such a security interest are excessive in view of the benefits to be obtained by the Secured Parties therefrom) lien upon and security interest in such Pledged Securities, subject only to Permitted Liens, as security for the payment and performance of the Obligations; and

(h) the pledge effected hereby is effective to vest in the Agent, for the benefit of the Secured Parties, the rights of the Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests.

(a) Each interest in any limited liability company or limited partnership controlled by any Pledgor, pledged hereunder and represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, and each such interest shall at all times hereafter be represented by a certificate unless and until such interest is no longer such a “security” and the Pledgor complies with Section 2.04(b).

(b) Each interest in any limited liability company or limited partnership controlled by a Pledgor, pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC (or other applicable Uniform Commercial Code in effect in another jurisdiction), and the Pledgors shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless promptly thereafter (and in any event within 30 days (or such longer period as the Agent may agree to)) the applicable Pledgor provides notification to the Agent of such election and delivers, as applicable, any such certificate to the Agent pursuant to the terms hereof.

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing, (a) the Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent), or the name of the applicable Pledgor, endorsed or assigned in blank in favor of the Agent, and (b) each Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. If an Event of Default shall have occurred and be continuing, the Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any Subsidiary that is not a party to this Agreement to comply with a request by the Agent, pursuant to this Section 2.05, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

SECTION 2.06. Voting Rights; Dividends and Interest, etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder:

(i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Credit Documents; provided that such rights and powers shall not be exercised in any manner that could be reasonably likely to materially and adversely affect the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Credit Document or the ability of the Secured Parties to exercise the same.

(ii) The Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Credit Documents, and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall be promptly (and in any event within 45 days of their receipt (or such longer time as the Agent shall permit in its reasonable discretion)) delivered to the Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent).

(b) After the occurrence and during the continuance of an Event of Default and upon notice by the Agent to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided that the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to receive and retain such amounts. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 2.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Agent a certificate to that effect, the Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Agent to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder, subject to applicable Requirements of Law, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Agent a certificate to that effect, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 2.06, shall in each case be reinstated.

(d) Any notice given by the Agent to the Pledgors suspending their rights under paragraph (a) of this Section 2.06 (i) shall be in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III.

Security Interests in Personal Property

SECTION 3.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash;

(iv) all Deposit Accounts, all Commodity Accounts and all Securities Accounts;

(v) all Documents;

(vi) all Equipment;

(vii) all Fixtures;

(viii) all General Intangibles;

(ix) Goods;

(x) all Instruments;

(xi) all Intellectual Property;

(xii) all Inventory;

(xiii) all Investment Property other than the Pledged Collateral;

(xiv) all Letters of Credit and Letter of Credit Rights;

(xv) all minerals, oil, gas and As-Extracted Collateral;

(xvi) all books and records pertaining to the Article 9 Collateral; and

(xvii) substitutions, replacements, accessions, products and proceeds (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) and to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in the Credit Documents, this Agreement shall not constitute a grant of a security interest in (and the Article 9 Collateral shall not include) and the other provisions of the Credit Documents with respect to Collateral need not be satisfied with respect to (a) motor vehicles or other assets subject to certificates of title and commercial tort claims, (b) any assets over which the granting of security interests in such assets would be prohibited by an enforceable contractual obligation binding on the assets that existed at the time of the acquisition thereof and was not created or made binding on the assets in contemplation or in connection with the acquisition of such assets (except in the case of assets owned on the Closing Date or acquired after the Closing Date with Indebtedness of the type permitted pursuant to Section 10.1(h) of the Credit Agreement) including, for the avoidance of doubt any assets subject to a Lien, on the Closing Date, pursuant to the Whitney Term Loan Documents (as defined in the Credit Agreement), applicable law or regulation (in each case, except to the extent such prohibition is unenforceable after giving effect to applicable provisions of the Uniform Commercial Code, other than proceeds thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibitions) or to the extent that such security interests would require obtaining the consent of any governmental authority or would result in materially adverse tax consequences as reasonably determined by the Borrower in consultation with the Collateral Agent, (c) those assets with respect to which, in the reasonable judgment of the Agent and the Borrower, evidenced in writing delivered by the Agent, the costs or other consequences of obtaining or perfecting such a security interest are excessive in view of the benefits to be obtained by the Secured Parties therefrom, (d) any Letter of Credit Rights (other than to the extent a Lien thereon can be perfected by filing a customary financing statement), (e) any Excluded Securities, (f) any Grantor’s right, title or interest in any license, contract or agreement to which such Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would violate the terms of applicable law or of such license, contract or agreement, or result in a breach of the terms of, or constitute a default under, any such license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or regulation (including Title 11 of the United States Code) or principles of equity); provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (g) any equipment or other asset owned by any Grantor that is subject to a purchase money lien or a Capitalized Lease Obligation, in each case, as not prohibited by the Credit Agreement, if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capitalized Lease Obligation) prohibits or requires the consent of any person other than the Grantors as a condition to the creation of any other security interest on such equipment or asset and, in each case, such prohibition or requirement is not prohibited by the Credit Agreement, (h) any foreign collateral or credit support with respect to such foreign collateral (other than any Pledged Stock of a Foreign Subsidiary directly owned by a Grantor and pledged pursuant to Article III hereof), (i) any real property (owned or leased) or oil and gas properties (owned or leased) other than the Mortgaged Properties or (j) the Excluded Accounts (the foregoing clauses (a) through (j), the “Excluded Assets”).

(b) Each Pledgor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property” or words of similar effect. Each Grantor agrees to provide such information to the Agent promptly upon request.

The Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Credit Agreement and the Schedules thereto.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete, in all material respects, as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Agent based upon the information provided to the Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in the Perfection Certificate (or specified by notice from the Borrower to the Agent after the Closing Date in the case of filings, recordings or registrations required by Section 9.13 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Grantor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof that shall be reasonably acceptable to the Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to registered United States Patents (and Patents for which registration applications are pending), registered United States Trademarks (and Trademarks for which registration applications are pending) and registered United States Copyrights (and Copyrights for which registration applications are pending) has been delivered to the Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the

United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the Closing Date).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 3.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a short form hereof) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) Except as set forth in the Perfection Certificate, as of the Closing Date, all Accounts owned by the Grantors have been originated by the Grantors and all Inventory owned by the Grantors has been acquired by the Grantors in the ordinary course of business.

SECTION 3.03. Covenants.

(a) Each Grantor agrees promptly (and in any event within 10 days thereof, or such longer period of time as may be agreed by the Agent) to notify the Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Grantor agrees promptly to provide the Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Grantor agrees that if it effects or permits any change referred to in the first sentence of this paragraph (a) it will ensure that all filings have been made, or will have been made within any applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Agent at all times following such change to have a valid, legal and perfected first priority security interest (subject to Permitted Liens) in all the Article 9 Collateral, for the benefit of the Secured Parties. Each Grantor agrees promptly to notify the Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

(b) Subject to the rights of such Grantor under the Credit Documents to dispose of Collateral, each Grantor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents, Trademarks, Copyright Licenses, Patent Licenses or Trademark Licenses; provided that any Grantor shall have the right, exercisable within 90 days after it has been notified by the Agent of the specific identification of such Collateral, to advise the Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 90 days after the date it has been notified by the Agent of the specific identification of such Article 9 Collateral.

(d) (i) After the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification and each Grantor shall furnish all such assistance and information as Agent may reasonably request in connection with any such verification. The Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(ii) The Agent hereby authorizes each Grantor to collect such Grantor’s Accounts and the Agent may curtail or terminate said authority at any time after written notice is provided by the Agent to such Grantor after the occurrence and during the continuance of an Event of Default.

(iii) At the Agent’s written request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts, including all original orders, invoices and shipping receipts.

(e) At its option, the Agent may discharge any past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and that is not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Agent on demand for any reasonable payment made or any reasonable expense incurred by the Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 3.03(e) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Credit Documents.

(f) Each Grantor (rather than the Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Grantor jointly and severally agrees to indemnify and hold harmless the Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as not prohibited by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral except as not prohibited by the Credit Agreement. Notwithstanding the foregoing, if the Agent shall have notified the Grantors that an Event of Default under Section 11.1 or 11.5 of the Credit Agreement shall have occurred and be continuing, and during the continuance thereof, the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral to the extent requested by the Agent (which notice may be given by telephone if promptly confirmed in writing).

(h) None of the Grantors will, without the Agent’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices, except as not prohibited by the Credit Agreement.

(i) Each Grantor irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Credit Documents or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent reasonably deems advisable. All sums disbursed by the Agent in connection with this Section 3.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Agent and shall be additional Obligations secured hereby.

(j) (i) With respect to any Deposit Account, Securities Account or Commodities Account (other than any Excluded Account, but only for so long as it is an Excluded Account) of a Grantor established, held or maintained on or after the Closing Date, such Grantor will promptly, but in any event on or before the earlier of (x) 30 days after the establishment of such Deposit Account, Securities Account or Commodities Account (or by such later date as the Agent shall reasonably agree) or (y) the first date on which the funds in such Deposit Account, Securities Account or Commodities Account would exceed $1,000,000, enter into a Control Agreement with the Agent and the depositary bank, securities intermediary or commodities intermediary for such Deposit Account, Securities Account or Commodities Account, respectively, on terms reasonably satisfactory to the Administrative Agent.

(ii) Until the proceeds of any Loans are transferred to a third party in accordance with the Credit Documents, each Grantor will hold the proceeds of any Loans made under the Credit Agreement in a Deposit Account and/or a Securities Account that is a Controlled Account.

SECTION 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Agent to enforce, for the benefit of the Secured Parties, the Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time own or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $10,000,000, such Grantor shall promptly (and in any event within 30 days of its acquisition (or such longer period as the Agent may agree to)) notify the Agent and promptly endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time reasonably request.

SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. Except as not prohibited by the Credit Agreement:

(a) Each Grantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent material to the normal conduct of such Grantor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b) Each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(c) Each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Grantor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d) Each Grantor shall notify the Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Grantor’s business may imminently become prematurely abandoned, lost or dedicated to the public, or of any materially adverse determination or development, excluding office actions and similar determinations or developments, in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Grantor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Grantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Agent on an annual basis on or about the time of delivery of financial statements for such year (commencing with the financial statements for the fiscal year ended December 31, 2018) of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding twelve-month period, and (ii) upon the reasonable request of the Agent, execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Grantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Grantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Grantor’s business, including, when applicable and necessary in such Grantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Grantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been materially infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Agent and shall, if such Grantor deems it necessary in its reasonable business judgment, promptly sue and recover any and all damages, and take such other actions as are reasonably appropriate under the circumstances.

(h) Upon and during the continuance of an Event of Default, at the request of the Agent, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to (in the Agent’s sole discretion) the designee of the Agent or the Agent.

ARTICLE IV.

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable Requirements of Law, each Pledgor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Pledgors to the Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Pledgor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Agent shall have the right, subject to the requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 4.01, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the applicable Pledgors 10 days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 4.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. To the extent provided in this Section 4.01, any sale that complies with such provisions shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, in accordance with Section 11 of the Credit Agreement.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Agreement at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor grants (such grant effective solely after the occurrence and during the continuance of an Event of Default) to (in the Agent’s sole discretion) a designee of the Agent or the Agent, for the benefit of the Secured Parties, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Pledgor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for past infringement of the Intellectual Property; provided, however, that nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of, any contract, license, instrument or other agreement with an unaffiliated third party, to the extent not prohibited by the Credit Agreement, with respect to such Intellectual Property that is part of the Collateral now owned or hereafter acquired by such Grantor; and provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Agent may be exercised, at the option of the Agent, only during the continuation of an Event of Default. Furthermore, each Grantor hereby grants to the Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document that may be required by the United States Copyright Office or the United States Patent and Trademark Office or any state office in order to effect an absolute assignment of all right, title and interest in each Patent, Trademark or Copyright, and to record the same.

SECTION 4.04. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

ARTICLE V.

Miscellaneous

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.2 of the Credit Agreement (whether or not then in effect), as such address may be changed by written notice to the Agent and the Borrower. All communications and notices hereunder to any Pledgor shall be given to it in care of the Borrower, with such notice to be given as provided in Section 13.2 of the Credit Agreement (whether or not then in effect).

SECTION 5.02. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement (other than a defense of payment or performance).

SECTION 5.03. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable Requirements of Law, and all the provisions of this Agreement are intended to be subject to all applicable Requirements of Law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law or regulation.

SECTION 5.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as not prohibited by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released in accordance with Section 5.09.

SECTION 5.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Agent hereunder shall at all times be the same person that is the “Collateral Agent” under the Credit Agreement. Written notice of resignation by the “Collateral Agent” pursuant to the Credit Agreement shall also constitute notice of resignation as the Agent under this Agreement. Upon the acceptance of any appointment as the “Collateral Agent” under the Credit Agreement by a successor “Collateral Agent”, that successor “Collateral Agent” shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent pursuant hereto.

SECTION 5.06. Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 13.5 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Credit Documents, each Pledgor jointly and severally agrees to indemnify the Agent and the other Persons entitled to indemnification under Section 13.5 of the Credit Agreement (each, an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (limited to one counsel (unless there is an actual or perceived conflict of interest in which case each such Person may retain its own counsel or financial advisor), plus, if necessary, one local counsel per local jurisdiction, and one financial advisor, to the Administrative Agent) (except the allocated costs of in-house counsels), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby (including in connection with the appointment of any successor Agent in accordance with the applicable Credit Documents and in connection with any filings, registrations or any other actions to be taken to reflect the security interest of such successor Agent), (ii) the use of proceeds of the Loans or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or any Pledgor; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from (i) the gross negligence or willful misconduct of the party to be indemnified or any of its Related Parties as determined by a final non-appealable judgment of a court of competent jurisdiction, (ii) any material breach (or, in the case of a proceeding brought by the Borrower, any breach) of any Credit Document by the Indemnitee or (iii) disputes, claims, demands, actions, judgments or suits not arising from any act or omission by the Borrower or its Affiliates, brought by an indemnified Person against any other indemnified Person (other than disputes, claims, demands, actions, judgments or suits involving claims against the Agent in its capacity as such).

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 5.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 5.06 shall be payable within fifteen days of written demand therefor.

SECTION 5.07. Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, subject to applicable Requirements of Law, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Pledgor to notify, Account Debtors to make payment directly to the Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own or their Related Parties’ gross negligence or willful misconduct.

SECTION 5.08. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) THE TERMS OF SECTIONS 13.13 AND 13.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED IN SECTION 5.01. NOTHING IN THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVICE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 5.09. Waivers; Amendment.

(a) No failure or delay by the Agent, any Issuing Bank, any Lender or any other Secured Party in exercising any right, power or remedy hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Agent, any Issuing Bank, the Lenders or any other Secured Party hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Agent, any Lender, any Issuing Bank or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof or of any other Security Document may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Credit Party or Credit Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 13.1 of the Credit Agreement. The Agent may conclusively rely on a certificate of an officer of the Borrower as to whether any amendment contemplated by this Section 5.09(b) is permitted.

SECTION 5.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Credit Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 5.04. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission (i.e. a “pdf” or a “tif”) shall be as effective as delivery of a manually signed original.

SECTION 5.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.13. Termination or Release.

(a) This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby, and all other Security Documents securing the Obligations, shall automatically terminate and/or be released all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Pledgors, as of the date when all the Obligations (other than (i) Hedging Obligations in respect of any Secured Hedge Transactions, (ii) Cash Management Obligations in respect of any Secured Cash Management Agreements and (iii) any contingent or indemnification obligations not then due) have been paid in full in cash or immediately available funds and the Lenders and any other Secured Parties have no further commitment to lend under the Credit Agreement, the aggregate Total Exposure has been reduced to zero and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction not prohibited by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Restricted Subsidiary or such Subsidiary is released from the Guarantee and from any other guarantee of the Credit Documents or otherwise ceases to be a Subsidiary Guarantor, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to such Subsidiary Party.

(c) (i) Upon any sale or other transfer by any Pledgor of any Collateral that is not prohibited by the Credit Agreement to any person that is not a Pledgor (including in connection with a Casualty Event), or (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 13.1 of the Credit Agreement, the security interest in such Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party.

(d) A Subsidiary Party shall automatically be released from its obligations hereunder and/or the security interests in any Collateral shall in each case be automatically released upon the occurrence of any of the circumstances set forth in Section 13.17 of the Credit Agreement, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to any applicable Subsidiary Party.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 5.13, the Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release (including, without limitation, UCC termination statements), and will duly assign and transfer to such Pledgor, such of the Pledged Collateral that may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or warranty by the Agent. In connection with any release pursuant to paragraph (a), (b), (c) or (d) above, the Pledgors shall be permitted to take any action in connection therewith consistent with such release including, without limitation, the filing of UCC termination statements. Upon the receipt of any necessary or proper instruments of termination, satisfaction or release prepared by the Borrower, the Agent shall execute, deliver or acknowledge such instruments or releases to evidence the release of any Collateral permitted to be released pursuant to this Agreement or the Security Documents.

SECTION 5.14. Additional Subsidiaries. Upon execution and delivery by the Agent and any Subsidiary that is required to become a party hereto by Section 9.11 of the Credit Agreement of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 5.15. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender, the Agent and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, the Agent or such Issuing Bank to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this Agreement owed to such Lender, the Agent or such Issuing Bank, irrespective of whether or not such Lender, the Agent or such Issuing Bank shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender, the Agent and Issuing Bank under this Section 5.15 are in addition to other rights and remedies (including other rights of set-off) that such Lender, the Agent and such Issuing Bank may have. Notwithstanding anything to the contrary contained herein, no Secured Party or any of its respective Affiliates shall have a right to set off and apply any deposits held by, or other Indebtedness owing by, such Secured Party or any of its Affiliates to or for the credit or the account of any Subsidiary of a Credit Party that (i) is not a “United States person” within the meaning of Section 7701(a)(30) of the Code or (ii) is a Subsidiary of a Person described in clause (i), unless (in either case) such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Secured Party agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 5.16. No Recourse. Notwithstanding anything to the contrary in this Agreement, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the Obligations, against Holdings or any of the assets of Holdings, other than the Pledged Collateral consisting of the Equity Interests in the Borrower directly owned by Holdings, it being expressly understood that the sole remedies available to the Agent and the Secured Parties pursuant to this Agreement with respect to the Obligations of Holdings shall be against such Pledged Collateral.

SECTION 5.17. Corporate Formalities Representations.

(a) Corporate Status. Each Grantor represents and warrants to the Agent, for the benefit of the Secured Parties, that it (a) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact its business as now conducted and (b) has duly qualified and is authorized to do business and is in good standing (if applicable) in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

(b) Corporate Power and Authority; Enforceability. Each Grantor represents and warrants to the Agent, for the benefit of the Secured Parties, that it has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement, any Guarantee to which such Grantor is a party and any supplement to this Agreement or any Guarantee to which such Grantor is a party (collectively, for purposes of this Section 5.17, the “Collateral Documents”) and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of each Collateral

Document to which it is a party. Each Grantor represents and warrants that it has duly executed and delivered each Collateral Document to which it is a party and each such Collateral Document to which it is a party constitutes the legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

SECTION 5.18. Collateral in the Possession or Control of the Agent. Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Agent in good faith. The Agent shall have no duty to act outside of the United States of America in respect of Collateral.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

TALOS ENERGY INC., as Holdings,
TALOS PRODUCTION LLC, as the Borrower,
AIF VII (TALOS DC), LLC, as a Legacy Blocker Entity,
ANRP (TALOS DC), LLC, as a Legacy Blocker Entity,
AP OVERSEAS TALOS HOLDINGS (DC I), LLC, as a Legacy Blocker Entity,
AP OVERSEAS TALOS HOLDINGS (DC II), LLC, as a Legacy Blocker Entity,
AP OVERSEAS TALOS HOLDINGS (DC III), LLC, as a Legacy Blocker Entity,
AP OVERSEAS TALOS HOLDINGS (DC IV), LLC, as a Legacy Blocker Entity,
NEW TALOS SUB INC., as a Legacy Blocker Entity,
RIVERSTONE V NON-U.S. TALOS CORP, as a Legacy Blocker Entity,
TALOS ENERGY OFFSHORE LLC, as Subsidiary Guarantor,
TALOS ENERGY OPERATING GP LLC, as Subsidiary Guarantor,
TALOS ENERGY OPERATING COMPANY LLC, as Subsidiary Guarantor,
TALOS PRODUCTION FINANCE INC., as Subsidiary Guarantor,
TALOS ERT LLC, as Subsidiary Guarantor,
CKB PETROLEUM, LLC, as Subsidiary Guarantor,
TALOS ENERGY INTERNATIONAL LLC, as Subsidiary Guarantor,
TALOS GULF COAST LLC, as Subsidiary Guarantor,
TALOS GULF COAST ONSHORE LLC, as Subsidiary Guarantor,
TALOS GULF COAST OFFSHORE LLC, as Subsidiary Guarantor,
TALOS MANAGEMENT INTERMEDIARY LLC, as Subsidiary Guarantor,
TALOS MANAGEMENT HOLDINGS LLC, as Subsidiary Guarantor,
TALOS ENERGY LLC, as Subsidiary Guarantor,
TALOS ENERGY PHOENIX LLC, as Subsidiary Guarantor,
TALOS ENERGY HOLDINGS LLC, as Subsidiary Guarantor,
TALOS ARGO INC., as Subsidiary Guarantor,
TALOS PETROLEUM LLC, as Subsidiary Guarantor,
STONE ENERGY HOLDING, L.L.C., as Subsidiary Guarantor, and
TALOS RESOURCES LLC, as Subsidiary Guarantor

By:
	Name:	Michael L. Harding II
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

S-1	-Collateral Agreement-

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

S-2	-Collateral Agreement-

Schedule I

to the Collateral Agreement

Subsidiary Parties

Name	Jurisdiction of Organization
Talos Production Finance Inc.	Delaware
Talos Energy Operating GP LLC	Delaware
Talos Energy Operating Company LLC	Delaware
Talos Energy Offshore LLC	Delaware
Talos Gulf Coast LLC	Delaware
Talos ERT LLC	Delaware
CKB Petroleum, LLC	Delaware
Talos Management Intermediary LLC	Delaware
Talos Management Holdings LLC	Delaware
Talos Gulf Coast Onshore LLC	Delaware
Talos Gulf Coast Offshore LLC	Delaware
Talos Energy LLC	Delaware
Talos Energy Holdings LLC	Delaware
Talos Energy Phoenix LLC	Delaware
Talos Argo Inc.	Delaware
Talos Energy International LLC	Delaware
Talos Petroleum LLC	Delaware
Talos Resources LLC	Delaware
Stone Energy Holding, L.L.C.	Delaware

Schedule II

to the Collateral Agreement

Pledged Stock; Debt Securities

1) Pledged Stock

Registered Owner	Name of Issuer	Number and Class of Equity Interests	Percentage of Equity Interests Pledged	Number of Issuer Certificate
Talos Energy Inc.	Talos Production LLC	Limited liability company interests	[__]	N/A
New Talos Sub Inc.	Talos Production LLC	Limited liability company interests	[__]	N/A
Riverstone V Non-U.S. Talos Corp	Talos Production LLC	Limited liability company interests	[__]	N/A
AIF VII (Talos DC), LLC	Talos Production LLC	Limited liability company interests	[__]	N/A
ANRP (Talos DC), LLC	Talos Production LLC	Limited liability company interests	[__]	N/A
AP Overseas Talos Holdings (DC I), LLC	Talos Production LLC	Limited liability company interests	[__]	N/A
AP Overseas Talos Holdings (DC II), LLC	Talos Production LLC	Limited liability company interests	[__]	N/A
AP Overseas Talos Holdings (DC III), LLC	Talos Production LLC	Limited liability company interests	[__]	N/A
AP Overseas Talos Holdings (DC IV), LLC	Talos Production LLC	Limited liability company interests	[__]	N/A
Talos Energy LLC	Talos Energy Holdings LLC	Limited liability company interests	100%	N/A
Talos Production LLC	Talos ERT LLC	Limited liability company interests	100%	N/A
Talos Production LLC	Talos Gulf Coast LLC	Limited liability company interests	100%	N/A
Talos Gulf Coast LLC	Talos Gulf Coast Onshore LLC	Limited liability company interests	100%	N/A
Talos Gulf Coast LLC	Talos Gulf Coast Offshore LLC	Limited liability company interests	100%	N/A
Talos Energy LLC	Talos Energy Phoenix LLC	Limited liability company interests	100%	N/A
Talos Energy LLC	Talos Argo Inc.	1,000 shares of common stock	100%	N/A
Talos Production LLC	Talos Energy LLC	Limited liability company interests	100%	N/A
Talos Gulf Coast LLC	Talos Management Intermediary LLC	Limited liability company interests	100%	N/A
Talos Gulf Coast LLC	Talos Management Holdings LLC	Limited liability company interests	99%	N/A
Talos Management Intermediary LLC	Talos Management Holdings LLC	Limited liability company interests	1%	N/A
Talos Production LLC	Talos Energy Offshore LLC	Limited liability company interests	100%	N/A
Talos Production LLC	Talos Energy Operating GP LLC	Limited liability company interests	100%	N/A
Talos Production LLC	Talos Energy Operating Company LLC	Limited liability company interests	99.99%	N/A
Talos Energy Operating GP LLC	Talos Energy Operating Company LLC	Limited liability company interests	.01%	N/A
Talos ERT LLC	CKB Petroleum, LLC	Limited liability company interests	100%	N/A
Talos Production LLC	Talos Production Finance Inc.	100 shares of Common Stock	100%	N/A
Talos Energy LLC	Talos Petroleum LLC	Limited liability company interests	100%	N/A
Talos Petroleum LLC	Talos Resources LLC	Limited liability company interests	100%	N/A
Talos Petroleum LLC	Stone Energy Holding, L.L.C.	Limited liability company interests	100%	N/A
Talos Production LLC	Talos Energy International LLC	Limited liability company interests	100%	N/A
Talos Production LLC	Talos Mex Holding Coöperatief U.A.	Limited liability company interests	99%	N/A
Talos Energy International LLC	Talos Mex Holding Coöperatief U.A.	Limited liability company interests	1%	N/A

2) Pledged Debt Securities

[None]

Schedule III

to the Collateral Agreement

Intellectual Property

Trademark of “Talos Energy”; Registration No. 4,854,099; Registered November 17, 2015

Exhibit I

to the Collateral Agreement

SUPPLEMENT NO. ______ dated as of _____________ (this “Supplement”), to the Collateral Agreement dated as of May 10, 2018 (as heretofore amended and/or supplemented, the “Collateral Agreement”), among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION LLC, a Delaware limited liability company (the “Borrower”), each Legacy Blocker Entity, each Subsidiary Party party thereto and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties.

A. Reference is made to the Credit Agreement dated as of May 10, 2018 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto from time to time, the Agent and the other parties named therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Pledgors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit. Section 5.14 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and each Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 5.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and Pledgor, Grantor or both, as applicable, under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and Pledgor, Grantor or both, as applicable, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and Pledgor, Grantor or both, as applicable thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor or Grantor, as applicable, thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Subsidiary Party”, a “Pledgor” or a “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

Ex. I-1

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all the Pledged Stock and Pledged Debt Securities of the New Subsidiary as of the date hereof, (b) set forth on Schedule II attached hereto is a true and correct schedule of all Intellectual Property constituting United States registered Trademarks, Patents and Copyrights as of the date hereof and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and organizational ID number as of the date hereof.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Agent.

Ex. I-2

IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Ex. I-3

Schedule I

to Supplement No. __ to the

Collateral Agreement

Pledged Collateral of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Ex. I-4

Schedule II

to Supplement No. __ to the

Collateral Agreement

Intellectual Property of the New Subsidiary

Ex. I-5

Exhibit II

to the Collateral Agreement

Form of Perfection Certificate

See attached.

Ex. II-1

EXHIBIT F TO

CREDIT AGREEMENT

INTERCREDITOR AGREEMENT

dated as of

May 10, 2018

between

JPMORGAN CHASE BANK, N.A.,

as First Lien Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Second Lien Agent

relating to

TALOS PRODUCTION LLC

SECTION 1. Definitions		1
1.1	Defined Terms	1
1.2	Terms Generally	10

SECTION 2. Lien Priorities		10
2.1	Subordination of Liens	10
2.2	Prohibition on Contesting Liens	11
2.3	No New Liens	11
2.4	Confirmation of Subordination in Second Lien Collateral Documents	11
2.5	Perfection of Liens	12
2.6	Waiver of Marshalling	12

SECTION 3. Enforcement		12
3.1	Exercise of Remedies	12
3.2	Cooperation	16
3.3	Actions Upon Breach	16

SECTION 4. Payments		16
4.1	Nature of Claims	16
4.2	Application of Proceeds	17
4.3	Payments Over	17

SECTION 5. Other Agreements		17
5.1	Releases	17
5.2	Insurance	19
5.3	Amendments to Second Lien Collateral Documents	19
5.4	Rights As Unsecured Creditors	20
5.5	First Lien Agent as Gratuitous Bailee/Gratuitous Agent for Perfection	20
5.6	[Reserved]	22
5.7	Reinstatement	22
5.8	Refinancings	22

SECTION 6. Insolvency or Liquidation Proceedings		22
6.1	Financing Issues	22
6.2	Relief from the Automatic Stay	24
6.3	Adequate Protection	24
6.4	Avoidance Issues	25

i

6.5	Application	25
6.6	Waivers	25
6.7	Post-Petition Interest	26
6.8	Separate Grants of Security and Separate Classification	26
6.9	Reorganization Securities	27
6.10	Voting	27

SECTION 7. Reliance; Waivers; etc.		27
7.1	Reliance	27
7.2	No Warranties or Liability	27
7.3	Obligations Unconditional	28

SECTION 8. Miscellaneous		28
8.1	Conflicts	28
8.2	Continuing Nature of this Agreement; Severability	28
8.3	Amendments; Waivers	29
8.4	Information Concerning Financial Condition of the Company and its Subsidiaries	29
8.5	Subrogation	30
8.6	Application of Payments	30
8.7	Governing Law; Jurisdiction; Consent to Service of Process; Waivers	30
8.8	WAIVER OF JURY TRIAL	31
8.9	Notices	31
8.10	Further Assurances	32
8.11	Governing Law	32
8.12	Binding on Successors and Assigns	32
8.13	Specific Performance	32
8.14	Section Titles	32
8.15	Counterparts	33
8.16	Authorization	33
8.17	No Third Party Beneficiaries; Successors and Assigns	33
8.18	Effectiveness of Agreement	33
8.19	Agent Capacities	33
8.20	Relative Rights	34
8.21	References	34
8.22	Additional First Lien Facility or Second Lien Facility	34
8.23	Intercreditor Agreements	36

ii

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT is dated as of May 10, 2018 (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, this “Agreement”), between JPMORGAN CHASE BANK, N.A. (“JPMorgan”), in its capacity as the First Lien Agent, and WILMINGTON TRUST, NATIONAL ASSOCIATION (“WT”), in its capacity as the Second Lien Agent; and acknowledged and consented to by TALOS PRODUCTION LLC, a Delaware limited liability company (together with its successors in such capacity and as provided in Section 8.18 (Effectiveness of Agreement), the “Company”), and the other Pledgors. Capitalized terms used but not defined in the preamble or the recitals to this Agreement have the meanings set forth in Section 1.1 below.

BACKGROUND

A. WHEREAS, the Company is a party to that certain Credit Agreement dated as of May 10, 2018 among Talos Energy Inc., a Delaware corporation (“Holdings”), the Company, the lenders and issuing banks party thereto from time to time, and JPMorgan, as administrative agent, collateral agent and swingline lender;

B. WHEREAS, the Company is a party to that certain Indenture, dated as of May 10, 2018 among the Company and Talos Production Finance Inc., a Delaware corporation (“Production Finance”), the subsidiary guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent;

C. WHEREAS, this Agreement governs the relationship between the First Lien Secured Parties as a group, on the one hand, and the Second Lien Secured Parties as a group, on the other, with respect to the Common Collateral; and

D. WHEREAS, it is understood and agreed that, after the date hereof, not all First Lien Secured Parties or the Second Lien Secured Parties, as the case may be, may have security interests in all of the Collateral and nothing in this Agreement is intended to give rights to any person in any Collateral in which such person (or its Representative or collateral agent) does not otherwise have a security interest.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. DEFINITIONS.

1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the preamble hereof.

“Bankruptcy Code” means Title 11 of the United States Code.

1

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign bankruptcy, insolvency or receivership law for the relief of debtors.

“Business Day” means any day excluding Saturday, Sunday and any other day on which banking institutions in New York City or Houston, Texas are authorized by law or other governmental actions to close.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit, purchasing or debit card, electronic funds transfer and other cash management arrangements to any Pledgor or any of its subsidiaries.

“Cash Management Bank” has the meaning assigned to such term in the RBL Credit Agreement (or equivalent term in any other First Lien Credit Document).

“Collateral” means all assets and properties subject to Liens in favor of any First Lien Secured Parties or Second Lien Secured Parties created by any of the First Lien Collateral Documents or the Second Lien Collateral Documents, as applicable, including any assets in which the First Lien Agent is automatically deemed to have a Lien pursuant to the provisions of Section 2.3 and including any asset subject to Liens granted pursuant to Section 6 (Insolvency or Liquidation Proceedings) to secure both the First Lien Obligations and the Second Lien Obligations.

“Common Collateral’ means the portion of the Collateral granted to secure both one or more series of the First Lien Obligations and one or more series of the Second Lien Obligations.

“Company” has the meaning assigned to such term in the preamble hereof.

“Comparable Second Lien Collateral Document” means, in relation to any Common Collateral subject to any Lien created under any First Lien Collateral Document, those Second Lien Collateral Documents that create a Lien on the same portion of Common Collateral, granted by the same Pledgor or Pledgors.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“DIP Financing” has the meaning assigned to such term in Section 6.1.

“Discharge” means, with respect to any Secured Obligations, except to the extent otherwise provided in Section 5.7 (Reinstatement) and Section 6.4 (Avoidance Issues) below, (a) payment in full in immediately available funds of the principal of, and interest (including interest accruing on or after the commencement of an Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in the proceeding) accrued on, all outstanding Indebtedness included in such Secured Obligations after or concurrently with the termination of all commitments to extend credit thereunder (other than, if applicable, pursuant to any Secured

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Cash Management Agreements or Secured Hedge Agreements, in each case as provided under the relevant Documents or as to which reasonably satisfactory arrangements have been made with the relevant Cash Management Banks or Hedge Banks), (b) with respect to any letters of credit or letters of credit guaranties that may be outstanding in respect of any Secured Obligations, termination or delivery of cash collateral, backstop letters of credit or other credit support in respect thereof in an amount and manner in compliance with the applicable Documents, and (c) payment in full in immediately available funds of any other Secured Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than in respect of contingent indemnification and expense reimbursement claims not then due); provided, that (i) the Discharge of the First Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of a facility designated by the Company as a First Lien Facility or a Refinancing of the First Lien Obligations and (ii) the Discharge of the Second Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of a facility designated by the Company as a Second Lien Facility or a Refinancing of the Second Lien Obligations. In the event that any Secured Obligations are modified and such Secured Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, such Secured Obligations shall be deemed to be Discharged when the final payment is made, in cash or in the form of consideration otherwise provided for in the applicable Plan of Reorganization, in respect of such Indebtedness and any obligations pursuant to such new Indebtedness shall have been satisfied. The term “Discharged” has a correlative meaning to the foregoing.

“Dispose” or “Disposed of” means to convey, sell, lease, assign, farm-out, transfer or otherwise dispose of any property, business or assets. The term “Disposition” has a correlative meaning to the foregoing.

“Documents” means, collectively, the First Lien Documents and the Second Lien Documents, or any of the foregoing.

“First Lien Agent” means the collateral agent for the First Lien Secured Parties, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed pursuant to the First Lien Facility. As of the date hereof, JPMorgan shall be the First Lien Agent.

“First Lien Collateral Agreement” means (a) the Collateral Agreement dated as of May 10, 2018, among the Company, each other Pledgor party thereto and the First Lien Agent, as amended, restated, supplemented or otherwise modified from time to time, and (b) any other collateral agreement entered into from time to time in respect of any First Lien Facility described in clause (ii) of the definition thereof and designated by the Company as a “First Lien Collateral Agreement,” as amended, restated, supplemented or other modified from time to time.

“First Lien Collateral Documents” means, collectively, the First Lien Collateral Agreement, any of the other “Security Documents” (or comparable terms) as defined in the RBL Credit Agreement or any other First Lien Credit Document, and any other documents now existing or entered into after the date hereof that grant or perfect Liens on any assets or properties of any Pledgor to secure any First Lien Obligations.

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“First Lien Credit Documents” means (i) the RBL Credit Agreement and (ii) the instrument, agreement or other document evidencing or governing any First Lien Facility described in clause (ii) of the definition thereof.

“First Lien Documents” means, collectively, (i) the documentation in respect of the First Lien Facility, including the RBL Credit Agreement, any other First Lien Credit Document, the First Lien Collateral Documents and any other “Credit Documents” or comparable terms as defined in the applicable First Lien Facility, and (ii) each agreement, document or instrument providing for or evidencing obligations in respect of Secured Hedge Agreements or Secured Cash Management Agreements.

“First Lien Facility” means (i) the RBL Credit Agreement, and (ii) whether or not the facility referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “First Lien Facility” and subject to the satisfaction of the applicable requirements set forth in Section 8.22 (Additional First Lien Facility or Second Lien Facility), one or more (A) debt facilities or commercial paper facilities providing for reserved-based credit loans, revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “First Lien Facility”).

“First Lien Obligations” means all “Obligations” (as such term is defined in the First Lien Collateral Agreement) of the Company and other obligors outstanding under, and all other obligations in respect of, any First Lien Documents, to pay principal, premium (if any), interest (including interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether or not allowed or allowable in such proceeding), penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to any letters of credit and bankers’ acceptance), damages and other liabilities payable under or in connection with the First Lien Documents.

“First Lien Secured Parties” means the persons holding any First Lien Obligations, including the First Lien Agent.

“Hedge Bank” has the meaning assigned to such term in the RBL Credit Agreement (or equivalent term in any other First Lien Credit Document).

“Hedging Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, future contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency

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rate swap transactions, currency options, total return swap, credit spread transaction, repurchase transaction, reserve repurchase transaction, securities lending transaction, weather index transaction, spot contracts, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Holdings” has the meaning assigned to such term in the recitals.

“Indebtedness” means and includes all obligations that constitute “Indebtedness,” “Debt” or other comparable terms as defined in the RBL Credit Agreement, any First Lien Credit Document, the Second Lien Agreement or any Second Lien Credit Document, as applicable.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Pledgor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Pledgor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Pledgor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (except to the extent permitted by the applicable Documents) or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Pledgor.

“JPMorgan” has the meaning assigned to such term in the preamble hereof.

“Legacy Blocker Entity” shall mean each of (i) AIF VII (Talos DC), LLC, a Delaware limited liability company, (ii) ANRP (Talos DC), LLC, a Delaware limited liability company, (iii) AP Overseas Talos Holdings (DC I), LLC, a Delaware limited liability company, (iv) AP Overseas Talos Holdings (DC II), LLC, a Delaware limited liability company, (v) AP Overseas Talos Holdings (DC III), LLC, a Delaware limited liability company, (vi) AP Overseas Talos Holdings (DC IV), LLC, a Delaware limited liability company, (vii) New Talos Sub Inc., a Delaware corporation, and (viii) Riverstone V Non-U.S. Talos Corp, a Delaware corporation.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“New York Courts” has the meaning assigned to such term in Section 8.7(b).

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“obligations” means any principal, interest (including interest accruing after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in such proceeding), penalties, fees, indemnifications, reimbursements (including, if applicable, reimbursement obligations with respect to any letters of credit and bankers’ acceptance), damages and other liabilities payable under the documentation governing any Indebtedness.

“Permitted Remedies” means, with respect to any Second Lien Obligations:

(a) filing a claim, proof of claim or statement of interest with respect to such Second Lien Obligations; provided, that an Insolvency or Liquidation Proceeding has been commenced by or against any Pledgor;

(b) taking any action (not adverse to the Liens securing any First Lien Obligations, the priority status thereof, or the rights of the First Lien Agent or any of the First Lien Secured Parties to exercise rights, powers and/or remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;

(c) filing any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Lien Secured Parties, including any claims secured by the Second Lien Collateral Documents, in each case in accordance with the terms of this Agreement;

(d) filing any pleadings, objections, motions or agreements that assert rights or interests available to unsecured creditors of the Pledgors arising under either any Insolvency or Liquidation Proceeding or applicable non-Bankruptcy Law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction);

(e) voting on any Plan of Reorganization, making other filings and any arguments, obligations, and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement; and

(f) the exercise of any rights or remedies with respect to the Collateral after termination of the Standstill Period subject to Section 3.1(e) of this Agreement.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” means the Common Collateral in the possession or control of any Representative (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.

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“Pledgors” means Holdings, each Legacy Blocker Entity, the Company and each of its subsidiaries that shall have granted any Lien in favor of any Representative on any of its assets or properties to secure any of the Secured Obligations.

“Post-Petition Claims” means, collectively, interest, fees, costs, expenses and other charges that pursuant to any First Lien Document or any Second Lien Document continue to accrue after the commencement of an Insolvency or Liquidation Proceeding.

“Production Finance” has the meaning assigned to such term in the preamble hereof.

“RBL Credit Agreement” means that certain Credit Agreement dated as of May 10, 2018, among the Company, Holdings, the lenders and issuing banks party thereto from time to time and the First Lien Agent, as amended, restated, supplemented, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, refinanced, extended or otherwise modified from time to time, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “RBL Credit Agreement”).

“Recovery” has the meaning assigned to such term in Section 6.4.

“Refinance” means, in respect of any Indebtedness, to amend, restate, supplement, waive, replace (whether or not upon termination, and whether with the original parties or otherwise), restructure, repay, refund, refinance or otherwise modify from time to time (including by means of any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the obligations under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof). “Refinanced” and “Refinancing” have correlative meanings.

“Representative” (a) in respect of the First Lien Obligations or the First Lien Secured Parties, the First Lien Agent, and (b) in respect of the Second Lien Obligations or the Second Lien Secured Parties, the Second Lien Agent.

“Required Lenders” means, with respect to the First Lien Documents, the First Lien Secured Parties in respect thereof the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of, or consent to any departure from such First Lien Documents (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of such First Lien Documents).

“Revolving Outstandings” has the meaning assigned to such term in Section 6.1(a).

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“Second Lien Agent” means the collateral agent for the Second Lien Secured Parties, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed pursuant to the Second Lien Facility. As of the date hereof, Wilmington Trust, National Association shall be the Second Lien Agent.

“Second Lien Agreement” means that certain Indenture, dated as of May 10, 2018 among the Company and Production Finance, the subsidiary guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent, as amended, restated, supplemented, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, refinanced, extended or otherwise modified from time to time, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “Second Lien Agreement”).

“Second Lien Collateral Agreement” means (a) the Collateral Agreement (Second Lien) dated as of May 10, 2018, among the Company, each other Pledgor party thereto and the Second Lien Agent as amended, restated, supplemented or otherwise modified from time to time, and (b) any other collateral agreement entered into from time to time in respect of any Second Lien Facility described in clause (ii) of the definition thereof and designated by the Company as a “Second Lien Collateral Agreement,” as amended, restated, supplemented or other modified from time to time.

“Second Lien Collateral Documents” means, collectively, the Second Lien Collateral Agreement, any of the other “Security Documents” (or comparable terms) as defined in the Second Lien Agreement or any other Second Lien Credit Document, and any other documents now existing or entered into after the date hereof that grant or perfect Liens on any assets or properties of any Pledgor to secure any Second Lien Obligations.

“Second Lien Credit Documents” means (i) the Second Lien Agreement and (ii) the instrument, agreement or other document evidencing or governing any Second Lien Facility described in clause (ii) of the definition thereof.
“Second Lien Documents” means, collectively, the documentation in respect of the Second Lien Facility, including the Second Lien Agreement, any other Second Lien Credit Document, the Second Lien Collateral Documents and any other “Credit Documents” (as such term is defined in the Second Lien Collateral Agreement) or comparable terms as defined in the applicable Second Lien Facility.

“Second Lien Facility” means (i) the Second Lien Agreement, and (ii) whether or not the facility referred to in clause (i) remains outstanding, if designated in writing by the Company to be included in the definition of “Second Lien Facility” and subject to the satisfaction of the applicable requirements set forth in Section 8.22, one or more (A) debt facilities or commercial paper facilities providing for reserved-based credit loans, revolving

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credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “Second Lien Facility”).

“Second Lien Obligations” means all “Obligations” (as such term is defined in the Second Lien Collateral Agreement) of the Company and other obligors outstanding under, and all other obligations in respect of, any Second Lien Documents, to pay principal, premium (if any), interest (including interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether or not allowed or allowable in such proceeding), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under or in connection with the Second Lien Documents.

“Second Lien Secured Parties” means the persons holding any Second Lien Obligations, including the Second Lien Agent and the “Secured Parties” (as such term is defined in the Second Lien Collateral Agreement).

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Pledgor or any of its subsidiaries and any Cash Management Bank.

“Secured Hedge Agreement” means any Hedging Agreement that is entered into by and between any Pledgor or any of its subsidiaries and any Hedge Bank.

“Secured Obligations” means, collectively, the First Lien Obligations, the Second Lien Obligations, or any of the foregoing.

“Secured Parties” means, collectively, the First Lien Secured Parties, the Second Lien Secured Parties, or any of the foregoing.

“Standstill Period” has the meaning assigned to such term in Section 3.1(e).

“subsidiary” means, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York, unless otherwise provided herein.

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1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any person shall be construed to include such person’s successors and assigns, but shall not be deemed to include the subsidiaries of such person unless express reference is made to such subsidiaries, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Exhibits shall be construed to refer to Sections and Exhibits of this Agreement, (e) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.

Section 2. LIEN PRIORITIES.

2.1 Subordination of Liens. Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to secure any First Lien Obligations on the Common Collateral or of any Liens granted to secure any Second Lien Obligations on the Common Collateral, (ii) any provision of the UCC, any Bankruptcy Law or any other applicable law, (iii) any provision of the First Lien Documents or the Second Lien Documents, (iv) whether any First Lien Secured Party or Second Lien Secured Party, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (v) the fact that any Liens granted to secure the Second Lien Obligations or any Liens granted to secure any First Lien Obligations may be subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, hereby agrees that: whether or not any Liens securing any First Lien Obligations are subordinated to any Liens securing any other obligation of any Pledgor or any other person, (a) any Lien on the Common Collateral securing any First Lien Obligations will at all times, regardless of when granted or perfected or how acquired (whether by grant, statute, operation of law, subrogation or otherwise), have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any Second Lien Obligations for all purposes, and (b) any Lien on the Common Collateral securing any Second Lien Obligations will at all times, regardless of when granted or perfected or how acquired (whether by grant, statute, operation of law, subrogation or otherwise), be junior and subordinate in all respects to all Liens on the Common Collateral securing any First Lien Obligations for all purposes.

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2.2 Prohibition on Contesting Liens. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, and the First Lien Agent, for itself and on behalf of the First Lien Secured Parties, agrees that, until the Discharge of First Lien Obligations has occurred, it shall not (and hereby waives any right to) take any action to challenge, contest or support any other person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of (a) a Lien securing any First Lien Obligations or (b) a Lien securing any Second Lien Obligations; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Agent or any First Lien Secured Party to enforce this Agreement (including the priority of the Liens securing the First Lien Obligations or the provisions for exercise of remedies) or any of the First Lien Documents.

2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred and subject to Section 6, the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Pledgor, it shall not acquire or hold any Lien on any assets of the Company or any other Pledgor securing any Second Lien Obligations that are not also subject to the first-priority Lien in respect of the First Lien Obligations under the First Lien Documents. If the Second Lien Agent or any Second Lien Secured Party shall (nonetheless and whether or not in breach hereof) acquire or hold any Lien on any property that is not also subject to the first-priority Lien in respect of the First Lien Obligations under the First Lien Documents, then the Second Lien Agent or such Second Lien Secured Party, as the case may be, shall, without the need for any further consent of any person and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the First Lien Agent and the First Lien Secured Parties as security for the First Lien Obligations (subject to the lien priority and other terms hereof) and shall promptly notify the First Lien Agent in writing of the existence of such Lien (if and to the extent the Second Lien Agent or such Second Lien Secured Party has actual knowledge of the existence of such Lien) and in any event take such actions as may be reasonably requested by the First Lien Agent to assign or release such Liens to the First Lien Agent as security for the applicable First Lien Obligations.

Notwithstanding anything to the contrary set forth in the foregoing paragraph of this Section 2.3 or any other part of this Agreement, the foregoing paragraph shall not apply with respect to any First Lien Obligations that, by their express terms, are not intended to be secured by all of the Common Collateral and, in particular, are not intended to be secured by such assets but only to the extent of such assets (and the First Lien Agent and Second Lien Agent may rely conclusively on a certificate to that effect provided to them by the Company upon either the First Lien Agent or the Second Lien Agent’s reasonable request without further inquiry).

2.4 Confirmation of Subordination in Second Lien Collateral Documents.

The Second Lien Agent agrees that each Second Lien Collateral Document shall, unless otherwise agreed to by the First Lien Agent, include language substantially the same as the following paragraph (or language to similar effect reasonably approved by the First Lien Agent to reflect the subordination of the Liens):

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“Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to [            ] for the benefit of the Secured Parties pursuant to this Agreement and (ii) the exercise of any right or remedy by [        ] hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Common Collateral are subject to the provisions of the Intercreditor Agreement dated as of May 10, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and between JPMorgan Chase Bank, N.A., in its capacity as the First Lien Agent, and Wilmington Trust, National Association, in its capacity as the Second Lien Agent. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

2.5 Perfection of Liens. None of the First Lien Agent or any other First Lien Secured Party shall be responsible for perfecting or maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second Lien Agent or any other Second Lien Secured Party. None of the Second Lien Agent or any other Second Lien Secured Party shall be responsible for perfecting or maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the First Lien Agent or any other First Lien Secured Party. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties and the Second Lien Secured Parties and shall not impose on the First Lien Agent, any other First Lien Secured Party, the Second Lien Agent, any other Second Lien Secured Party or any agent, or trustee for any of the foregoing persons any obligations in respect of the Disposition of proceeds of any Common Collateral that would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or governmental authority or any applicable law.

2.6 Waiver of Marshalling. Until the Discharge of First Lien Obligations, the Second Lien Agent, for itself and on behalf of the applicable Second Lien Secured Parties, agrees not to assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Common Collateral or any other similar rights a junior secured creditor may have under applicable law.

Section 3. ENFORCEMENT.

3.1 Exercise of Remedies.

(a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Pledgor:

(i) except as otherwise provided herein, the First Lien Agent shall have the exclusive right, in each case with respect to Common Collateral, to (x) enforce rights, exercise remedies (including any action of foreclosure, any setoff and the right to credit bid their debt) and enforce any right under any

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account control agreement, landlord waiver, bailee’s letter, assignment of production, or any similar agreement or arrangement to which the First Lien Agent or any other First Lien Secured Party is a party, (y) make determinations regarding the release, Disposition or restrictions with respect to any Common Collateral without any consultation with or the consent of the Second Lien Agent or any Second Lien Secured Party, and (z) otherwise enforce the rights and remedies of a secured creditor under the UCC and the Bankruptcy Law of any applicable jurisdiction, and any other applicable law, so long as any proceeds of any Common Collateral received by the First Lien Agent and other First Lien Secured Parties in the aggregate in excess of those necessary to achieve the Discharge of First Lien Obligations are distributed in accordance with Section 4.2 (Application of Proceeds), except as otherwise required pursuant to the UCC and applicable law, subject to the relative priorities set forth in Section 2.1 (Subordination of Liens); and

(ii) none of the Second Lien Agent or any other Second Lien Secured Party will:

(x) subject to Section 3.1(e), exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Common Collateral or any other Lien, collateral or security in respect of any applicable Second Lien Obligations, or exercise any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter, assignment of production, or similar agreement or arrangement, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure),

(y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral or any other Lien, collateral or security by the First Lien Agent or any other First Lien Secured Party in respect of the First Lien Obligations, the exercise of any right by the First Lien Agent or any other First Lien Secured Parties (or any agent or sub-agent on their behalf) in respect of the First Lien Obligations under any lockbox agreement, control agreement, landlord waiver, bailee’s letter, assignment of production or similar agreement or arrangement to which the Second Lien Agent or any other Second Lien Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral or any other Lien, collateral or security under the First Lien Documents or otherwise in respect of the First Lien Obligations, or

(z) object to the forbearance by the First Lien Agent or any other First Lien Secured Party from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral or any other Lien, collateral or security under the First Lien Documents or otherwise in respect of the First Lien Obligations;

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provided, however, that the Second Lien Agent and the other Second Lien Secured Parties may take any Permitted Remedies.

(b) So long as the Discharge of First Lien Obligations has not occurred, the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that it will not take or receive any Common Collateral or other collateral or any proceeds of Common Collateral or other collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Common Collateral or other collateral in respect of the Second Lien Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso to clause (ii) of Section 3.1(a) and in Section 3.1(e), the sole right of the Second Lien Agent and the other Second Lien Secured Parties with respect to the Common Collateral or any other collateral securing any Second Lien Obligations is to hold a Lien on the Common Collateral or such other collateral in respect of the applicable Second Lien Obligations pursuant to the Second Lien Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.1(a) above and Section 3.1(e) below, (i) each of the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that neither it nor any other Second Lien Secured Party will take any action that would hinder any exercise of remedies undertaken by the First Lien Agent or any other First Lien Secured Party with respect to the Common Collateral or any other collateral securing the First Lien Obligations, including any Disposition of the Common Collateral or such other collateral, whether by foreclosure or otherwise; (ii) the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, acknowledges that any First Lien Secured Party may enforce rights or exercise remedies (v) in any manner in its sole discretion in compliance with applicable law, (w) without consultation with or the consent of any Second Lien Secured Parties, (x) regardless of whether or not an Insolvency or Liquidation Proceeding has commenced, (y) regardless of any provision of any Second Lien Documents (other than this Agreement) and (z) regardless of whether or not such exercise is adverse to the interest of any Second Lien Secured Parties; and (iii) the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, hereby waives any and all rights it or any such Second Lien Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Agent seeks to enforce or collect the First Lien Obligations or the Liens granted to secure any First Lien Obligations, regardless of whether any action or failure to act by or on behalf of the First Lien Agent or any First Lien Secured Party is adverse to the interests of any of the Second Lien Secured Parties.

(d) The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second Lien Document shall be deemed to restrict in any way the rights and remedies of the First Lien Agent or any other First Lien Secured Party with respect to the Common Collateral or other collateral securing the First Lien Obligations as set forth in this Agreement and any First Lien Documents.

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(e) Notwithstanding Section 3.1(a) (but subject to clauses (i), (ii) and (iii) of this Section 3.1(e)), each party hereto agrees that, after a period of 180 days has elapsed since the date on which the Second Lien Agent has delivered to the First Lien Agent a written notice of the acceleration of the relevant Second Lien Obligations (the “Standstill Period”), the Second Lien Agent may, subject to Section 4 below, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff) with respect to any Common Collateral (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Second Lien Agent or any other Second Lien Secured Party is a party) or (B) commence or join with any person (other than the First Lien Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action), if:

(i) no First Lien Secured Party shall have commenced or is diligently pursuing the enforcement or exercise of any rights or remedies with respect to all or a material portion of the Common Collateral, or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit of such enforcement actions,

(ii) any acceleration of the relevant Second Lien Obligations has not been rescinded, and

(iii) no Pledgor is then a debtor in an Insolvency and Liquidation Proceeding.

Notwithstanding anything to the contrary contained in this Section 3.1, (A) in no event shall the Second Lien Agent or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Common Collateral, or commence, join with any person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding if the First Lien Agent or any other First Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any Common Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Lien Agent by the First Lien Agent) and (B) after the expiration of the Standstill Period, so long as none of the First Lien Agent or any other First Lien Secured Party has commenced any action to enforce their Lien on any material portion of the Common Collateral, in the event that and for so long as the Second Lien Secured Parties (or the Second Lien Agent) have commenced any actions to enforce their Lien with respect to all or any material portion of the Common Collateral to the extent permitted hereunder and are diligently pursuing such actions, none of the First Lien Agent or any other First Lien Secured Party shall take any action of a similar nature with respect to such Common Collateral; provided, that all other provisions of this Agreement (including the turnover provisions of Section 4) are complied with.

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3.2 Cooperation. Subject to the proviso to clause (ii) of Section 3.1(a) and Section 3.1(e), the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any person (other than the First Lien Agent and the other First Lien Secured Parties, upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral or any other collateral under any of the applicable Second Lien Documents or otherwise in respect of the applicable Second Lien Obligations secured by the Common Collateral.

3.3 Actions Upon Breach. If any Second Lien Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Common Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), this Agreement shall create an irrebuttable presumption and admission by such Second Lien Secured Party that relief against such Second Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Secured Parties, it being understood and agreed by the Second Lien Agent, for itself and on behalf of the applicable Second Lien Secured Parties, that (i) the First Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Secured Party waives any defense that the Pledgors and/or the First Lien Secured Parties cannot demonstrate damage and/or can be made whole by the awarding of damages.

Section 4. PAYMENTS.

4.1 Nature of Claims. The Second Lien Agent, for itself and on behalf of the applicable Second Lien Secured Parties, acknowledges and agrees that (i) with respect to any commitments under any First Lien Facility that constitute revolving credit commitments, in the ordinary course of business, the applicable First Lien Agent and lenders thereunder will apply payments and make advances to the Company or other Pledgors thereunder and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed; (ii) no release of any Lien by the First Lien Agent upon any portion of the Common Collateral or other collateral securing any First Lien Obligations in connection with a Disposition not prohibited under the First Lien Documents shall constitute the exercise of remedies prohibited under this Agreement; and (iii) the amount of the First Lien Obligations that may be outstanding at any time or from time to time may be increased (including by way of incremental commitments or as a result of fluctuations in commodity prices or interest rates) or reduced and, with respect to any First Lien Obligations that comprise revolving facilities, including letter of credit facilities, subsequently reborrowed. The Lien priority set forth in this Agreement shall not be altered or otherwise affected by any amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the First Lien Obligations or any portion thereof.

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4.2 Application of Proceeds. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, acknowledges and agrees that, so long as the Discharge of First Lien Obligations has not occurred, the Common Collateral and any other collateral securing the First Lien Obligations or proceeds thereof received in connection with the Disposition of, or collection on, such Common Collateral or such other collateral upon the exercise of remedies as a secured party shall be applied by the First Lien Agent to the applicable First Lien Obligations in a manner as specified in the relevant First Lien Documents in accordance with applicable law until the Discharge of First Lien Obligations has occurred. After the Discharge of First Lien Obligations, subject to Section 5.7 hereof, the First Lien Agent shall deliver promptly to the Second Lien Agent (and/or its designees), for the benefit of the Second Lien Secured Parties, any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Lien Agent to the Second Lien Obligations in a manner as specified in the Second Lien Documents. Any Common Collateral or proceeds thereof remaining after the Discharge of Second Lien Obligations shall be promptly delivered to the Pledgors or as a court of competent jurisdiction may otherwise direct to be applied.

4.3 Payments Over. Any Common Collateral or other collateral securing any First Lien Obligations or proceeds thereof received by the Second Lien Agent or any other Second Lien Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Common Collateral or such other collateral prior to the Discharge of First Lien Obligations shall be segregated and held in trust for the benefit of, and forthwith paid over to, the First Lien Agent (and/or its designees), for the benefit of the First Lien Secured Parties, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Agent or any other Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable.

Section 5. OTHER AGREEMENTS.

5.1 Releases.

(a) If, at any time any Pledgor or any First Lien Secured Party delivers notice to the Second Lien Agent that any specified Common Collateral (including all or substantially all of the equity interests of a Pledgor or any of its subsidiaries, which shall include for such purpose, in the case of the sale of equity interests in any such subsidiary, any Common Collateral held by such subsidiary or any direct or indirect subsidiary thereof) is Disposed of (other than to another Pledgor),

(A) by the owner of such Common Collateral in a transaction not prohibited under the RBL Credit Agreement, any applicable First Lien Documents, the Second Lien Agreement and any applicable Second Lien Documents; or

(B) during the existence of any Event of Default under (and as defined in) the RBL Credit Agreement or any applicable First Lien Documents in connection with any enforcement action, exercise of rights or remedies or to the extent that the First Lien Agent has consented to such Disposition;

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then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens securing the Second Lien Obligations upon such Common Collateral will automatically be released and discharged as and upon, but only to the extent, such Liens on such Common Collateral securing the First Lien Obligations are released and discharged.

Upon delivery to the Second Lien Agent of a notice from the First Lien Agent or the Company, which notice states that any release of Liens securing or supporting any First Lien Obligations has become effective (or shall become effective upon the release by the Second Lien Agent or other relevant Second Lien Secured Parties), whether in connection with a sale of such assets by the relevant Pledgor pursuant to the preceding clauses or otherwise, the Second Lien Agent or such other Second Lien Secured Parties, as the case may be, shall promptly execute and deliver such instruments, releases, termination statements or other documents or instruments confirming such release on customary terms or otherwise reasonably satisfactory to the First Lien Agent and the Company, it being understood that all documented out-of-pocket expenses incurred by any Second Lien Secured Parties (and their respective representatives) in connection with the execution and delivery of such release documents or instruments shall be borne by the Pledgors. In the case of the Disposition of all or substantially all of the capital stock of a Pledgor or any of its subsidiaries, the guarantee in favor of the Second Lien Secured Parties, if any, made by such Pledgor or such subsidiary will automatically be released and discharged as and upon, but only to the extent, the guarantee by such Pledgor or such subsidiary of the First Lien Obligations is released and discharged if (A) such Disposition is not prohibited by the terms of the First Lien Documents and the Second Lien Documents or (B) such Disposition is made during the existence of any Event of Default under (and as defined in) the RBL Credit Agreement or any applicable First Lien Documents in connection with any enforcement action or exercise of rights or remedies, or to the extent that the First Lien Agent has consented to such Disposition.

(b) The Second Lien Agent, for itself and on behalf of the applicable Second Lien Secured Parties, hereby irrevocably constitutes and appoints (which appointment is coupled with an interest) the First Lien Agent and any officer or agent of the First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Agent, or in the First Lien Agent’s own name, from time to time in the First Lien Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of First Lien Obligations has occurred, the Second Lien Agent, for itself and on behalf of the applicable Second Lien Secured Parties, hereby consents to the application, whether prior to or after a default, of proceeds of Common Collateral or other collateral to the repayment of First Lien Obligations pursuant to the applicable First Lien Documents; provided, that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second Lien Agent or the other Second Lien Secured Parties to receive proceeds in connection with the Second Lien Obligations not otherwise in contravention of this Agreement.

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5.2 Insurance. Pursuant to the applicable Documents, the First Lien Agent and the Second Lien Agent may be named as additional insureds and/or loss payees, as applicable, under any insurance policies maintained by any Pledgor. Proceeds of the Common Collateral include insurance proceeds and, therefore, the Lien priority set forth in this Agreement shall govern the ultimate Disposition of such insurance proceeds. Unless and until the Discharge of First Lien Obligations has occurred, the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, hereby agrees that, subject to the rights of the Pledgors under the First Lien Documents:

(a) the First Lien Agent shall have the sole and exclusive right to (i) adjust settlement for any losses covered by an insurance policy covering the Common Collateral or any other collateral securing the First Lien Obligations and (ii) approve any award granted in any condemnation or similar proceeding (or a deed in lieu of condemnation) affecting the Common Collateral or such other collateral; and

(b) all proceeds of any such policy and any such award or deed, if in respect of the Common Collateral or such other collateral, shall be paid (i) first, prior to the occurrence of the Discharge of First Lien Obligations, to the First Lien Agent for the benefit of the First Lien Secured Parties pursuant to the terms of the applicable First Lien Documents, (b) second, after the occurrence of the Discharge of First Lien Obligations, to the Second Lien Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the applicable Second Lien Documents, and (c) third, if no Second Lien Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Second Lien Agent or any other Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First Lien Agent in accordance with the terms of this Section 5.2.

5.3 Amendments to Second Lien Collateral Documents.

(a) So long as the Discharge of First Lien Obligations has not occurred, without the prior written consent of the First Lien Agent, no Second Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent that any provisions therein as so amended, supplemented or modified, or the terms of any new Second Lien Collateral Document, would be prohibited by, or would require any Pledgor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b) In the event that the First Lien Agent or other First Lien Secured Parties enter into any amendment, waiver or consent in respect of or replace any First Lien Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the First Lien Agent, such First Lien Secured Parties, the Company or any other Pledgor thereunder, then such amendment, waiver, consent or replacement shall apply automatically to any comparable provision of each Comparable Second Lien Collateral

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Document in which the Pledgors grant a Lien on the same collateral, without the consent of the Second Lien Agent or any other Second Lien Secured Party and without any action by any such person; provided, that such amendment, waiver, consent or replacement does not (i) materially adversely affect the rights of the Second Lien Secured Parties or their interests in the Common Collateral to a greater extent than the First Lien Secured Parties in a like or similar manner (other than by virtue of their relative priorities and rights and obligations hereunder), or (ii) adversely affect the rights, duties, protections, privileges, indemnities or immunities of the Second Lien Agent. The First Lien Agent shall promptly, and in any event within five (5) Business Days thereof, give written notice of such amendment, waiver or consent to the Second Lien Agent; provided, that the failure to give such notice shall not affect the effectiveness of such amendment, waiver, consent or replacement with respect to the provisions of any Second Lien Collateral Document as set forth in this Section 5.3(b).

5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Second Lien Agent may exercise rights and remedies as an unsecured creditor against the Company or any other Pledgor that has guaranteed the Second Lien Obligations in accordance with the terms of the applicable Second Lien Documents and applicable law, in each case to the extent not inconsistent with the provisions of this Agreement. Nothing in this Agreement shall prohibit the receipt by the Second Lien Agent or any other Second Lien Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of (a) the exercise by the Second Lien Agent of rights or remedies as a secured creditor in respect of any Common Collateral or other collateral securing any Second Lien Obligations or (b) enforcement in contravention of this Agreement of any Lien in respect of any Second Lien Obligations. In the event that the Second Lien Agent becomes a judgment lien creditor or other secured creditor in respect of any Common Collateral or other collateral securing any Second Lien Obligations as a result of its enforcement of its rights as an unsecured creditor in respect of any Second Lien Obligations or otherwise, such judgment or other lien shall be subordinated to the Liens securing the First Lien Obligations on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such Liens securing the First Lien Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies that any First Lien Agent or any First Lien Secured Party may have with respect to the collateral securing any First Lien Obligations.

5.5 First Lien Agent as Gratuitous Bailee/Gratuitous Agent for Perfection.

(a) The First Lien Agent agrees to hold the Pledged Collateral that is part of the Common Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee and/or gratuitous agent for the benefit of and on behalf of the Second Lien Agent and any assignee thereof solely for the purpose of perfecting the security interest granted in such Pledged Collateral, if any, pursuant to the Second Lien Collateral Documents, subject to the terms and conditions of this Section 5.5 (such bailment and/or agency being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC). Pending delivery to the First Lien Agent, the Second Lien Agent shall hold any Pledged Collateral that is part of the Common Collateral that is in its possession or control, as gratuitous bailee and/or gratuitous agent for the benefit of and on behalf of each other Secured Party and any assignee thereof solely for the purpose of perfecting the security interest granted in such Pledged Collateral, if any, pursuant to

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the relevant First Lien Collateral Documents and Second Lien Collateral Documents, in each case, subject to the terms and conditions of this Section 5.5 (such bailment and/or agency being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC).

(b) In the event that the First Lien Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the applicable First Lien Collateral Documents) that is part of the Common Collateral that are necessary for the perfection of Liens on such Common Collateral, the First Lien Agent agrees to hold such Liens as gratuitous bailee and/or gratuitous agent for the Second Lien Agent and any assignee solely for the purpose of perfecting the security interest granted in such Common Collateral, if any, pursuant to the Second Lien Collateral Documents, subject to the terms and conditions of this Section 5.5.

(c) Except as otherwise specifically provided herein (including Sections 3.1 and 4.1), until the Discharge of First Lien Obligations has occurred, the First Lien Agent shall be entitled to deal with any Pledged Collateral in accordance with the terms of the relevant First Lien Collateral Documents as if the Liens under the Second Lien Collateral Documents did not exist. The rights of the Second Lien Agent and the other Second Lien Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d) The First Lien Agent shall not have any obligation whatsoever to the Second Lien Agent or any other Second Lien Secured Party to assure that the Pledged Collateral is genuine or owned by the Pledgors or to protect or preserve rights or benefits of any person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Lien Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee and/or gratuitous agent for the Second Lien Agent for purposes of perfecting the Liens securing any Second Lien Obligations.

(e) The First Lien Agent shall not have, by reason of any Second Lien Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the Second Lien Agent or any other Second Lien Secured Party. The Second Lien Agent and each other Second Lien Secured Party hereby waives and releases the First Lien Agent from all claims and liabilities arising pursuant to the First Lien Agent’s role as agent and gratuitous bailee and/or gratuitous agent with respect to any Common Collateral, under this Section 5.5. The Second Lien Agent shall not have, by reason of any First Lien Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the First Lien Agent or any other First Lien Secured Party. The First Lien Agent and each other First Lien Secured Party hereby waives and releases the Second Lien Agent from all claims and liabilities arising pursuant to the Second Lien Agent’s role as agent and gratuitous bailee and/or gratuitous agent with respect to any Common Collateral, under this Section 5.5.

(f) After the Discharge of the First Lien Obligations, the First Lien Agent shall promptly deliver to the Second Lien Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and to the extent that such Pledged Collateral is in the possession or control of the First Lien Agent (or its agents or bailees), together with any necessary endorsements (or otherwise allow the Second Lien Agent to obtain control of such Pledged Collateral), or as a court of competent jurisdiction may otherwise direct.

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(g) None of the First Lien Agent or any First Lien Secured Party shall be required to marshal any present or future collateral security for the Company’s or its subsidiaries’ obligations to the First Lien Agent or such First Lien Secured Parties under any First Lien Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6 [Reserved].

5.7 Reinstatement. If, at any time after the Discharge of First Lien Obligations has occurred, the Company incurs or designates any First Lien Obligations, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such incurrence or designation as a result of the occurrence of such first Discharge of First Lien Obligations), and the applicable agreement governing such First Lien Obligations shall automatically be treated as a First Lien Credit Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of the Common Collateral set forth herein. Upon receipt of written notice of such designation (including the identity of any new First Lien Agent), the Second Lien Agent shall promptly (i) enter into such documents and agreements (it being understood that the Company will pay all documented out-of-pocket expenses incurred by any such person (and their respective representatives) in connection with the execution and delivery of such documents and agreements), including amendments or supplements to this Agreement, as the Company or such new First Lien Agent shall reasonably request in writing in order to provide to the new First Lien Agent the rights of a First Lien Agent contemplated hereby and (ii) to the extent then held by the Second Lien Agent, deliver to such new First Lien Agent any Pledged Collateral that is Common Collateral, together with any necessary endorsements (or otherwise allow such new First Lien Agent to obtain possession or control of such Pledged Collateral).

5.8 Refinancings. Any Secured Obligations may be Refinanced without notice to or the consent of any Secured Party (to the extent not prohibited by the terms of the Documents), all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that the requirements set forth in Section 8.22 shall have been satisfied to the extent applicable.

Section 6. INSOLVENCY OR LIQUIDATION PROCEEDINGS.

6.1 Financing Issues. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Pledgor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Agent shall desire to permit the use, sale or lease of cash collateral (as defined in Section 363(a)) or to permit the Company or any other Pledgor to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision in any

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Bankruptcy Law (“DIP Financing”), then the Second Lien Agent for itself and on behalf of the applicable Second Lien Secured Parties agrees that:

(a) (i) it will raise no objection to, will not support any objection to or otherwise contest, and shall be deemed to have consented to, such use, sale or lease of such cash collateral and DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and (ii) it will, to the extent the Liens securing the First Lien Obligations under the First Lien Documents are subordinated or pari passu with such DIP Financing, subordinate its Liens on the Common Collateral and any other collateral securing any Second Lien Obligations to the Liens securing such DIP Financing (and all Obligations relating thereto, including any “carve-out” from the Common Collateral granting administrative priority status or Lien priority to secure the payment of fees and expenses of the United States trustee or professionals retained by any debtor or creditors’ committee agreed to by the First Lien Agent or the other First Lien Secured Parties) and to all adequate protection Liens granted to the First Lien Agent on the same basis as the Liens securing the First Lien Obligations are subordinated to the Liens securing the DIP Financing or to confirm the priorities with respect to Liens securing the First Lien Obligations under this Agreement, as applicable; provided, that the aggregate principal amount of the DIP Financing does not exceed the sum of (1) the aggregate Revolving Outstandings (as defined below) outstanding under the Company’s then existing revolving credit facilities (including the RBL Credit Agreement) and (2) an amount equal to 50% of the aggregate commitments (whether drawn or undrawn) under such then-existing revolving credit facilities (including the RBL Credit Agreement), in each case determined immediately prior to the commencement of such Insolvency or Liquidation Proceeding and without regard to whether the revolving commitments thereunder are otherwise then available to be drawn as a result of a failure to satisfy a condition precedent to borrowing such revolving commitments. As used herein, “Revolving Outstandings” means, in respect of any revolving credit facility (including the RBL Credit Agreement), the sum of (x) the aggregate principal amount of all outstanding revolving loans, (y) the aggregate stated amount of all letters of credit (together with the amount of any unreimbursed drawings thereunder) and (z) the aggregate principal amount of all outstanding swingline loans;

(b) it will raise no objection to, and will not support any objection to or otherwise contest, any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of any First Lien Obligations made by the First Lien Agent or any First Lien Secured Party;

(c) it will raise no objection to, will not support any objection to or otherwise contest, any lawful exercise by any First Lien Secured Party of the right to credit bid the First Lien Obligations under section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or at any sale in foreclosure of any Common Collateral or other collateral securing any First Lien Obligations;

(d) it will raise no objection to, will not support any objection to or otherwise contest, any other request for judicial relief made in any court by any First Lien Secured Party relating to the lawful enforcement of any Lien on any Common Collateral or other collateral securing any First Lien Obligations; or

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(e) except as set forth below, it will raise no objection to, will not support any objection to or otherwise contest, any order relating to a sale of any Common Collateral of any Pledgor for which any First Lien Agent has consented that provides, to the extent that the sale is to be free and clear of Liens, that the Liens securing the First Lien Obligations and the Second Lien Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing the First Lien Obligations do to the Liens securing the Second Lien Obligations in accordance with this Agreement, provided that the applicable Second Lien Secured Parties may assert any objection to a sale or disposition that could be asserted by an unsecured creditor in any Insolvency or Liquidation Proceeding; without limiting the foregoing, the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that it may not raise any objections based on rights afforded by Sections 363(e) and (f) of the Bankruptcy Code to secured creditors (or any comparable provisions of any other Bankruptcy Law) with respect to the Liens granted to such person in respect of such assets. In addition, the Second Lien Secured Parties are not deemed to have waived any rights to credit bid on the Common Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the First Lien Obligations.

6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that it shall not seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral or any other collateral securing any First Lien Obligations, or seek to oppose the First Lien Agent or any other First Lien Secured Party from seeking relief from the automatic stay or any other stay, without the prior written consent of the First Lien Agent or the Required Lenders in respect of the First Lien Obligations.

6.3 Adequate Protection. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that it shall not contest, or support any other person contesting, (a) any request by the First Lien Agent or any other First Lien Secured Party for adequate protection in any form or (b) any objection by the First Lien Agent or any other First Lien Secured Party to any motion, relief, action or proceeding based on the First Lien Agent or such First Lien Secured Party’s claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or a superpriority administrative claim in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any Bankruptcy Law, then the Second Lien Agent, for itself or on behalf of any Second Lien Secured Party, (A) may seek or request adequate protection in the form of a Lien on such additional or replacement collateral and/or a superpriority administrative claim (as applicable), which Lien or superpriority claim is junior and subordinated to the Liens securing, and claims with respect to, the First Lien Obligations and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so junior and subordinated to the Liens securing, and the claims with respect to, the First Lien Obligations under this Agreement and (B) agrees that it will not seek or request, without the consent of the First Lien Agent or as otherwise set forth in this Section 6.3, adequate protection in any other form, and (ii) in the event that the Second Lien Agent, for itself or on

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behalf of any Second Lien Secured Party, is granted adequate protection in the form of a Lien on additional or replacement collateral and/or a superpriority administrative claim, then the Second Lien Agent, for itself or on behalf of such Second Lien Secured Party, agrees that the First Lien Agent shall also be granted a senior Lien on such additional or replacement collateral as security for the First Lien Obligations and any such DIP Financing and/or a superpriority administrative claim (as applicable), and that any Lien on such additional or replacement collateral securing the Second Lien Obligations and/or superpriority claim shall be junior and subordinated to the Liens on such collateral securing, and the claims with respect to, the First Lien Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing, and claims with respect to, the Second Lien Obligations are so junior and subordinated to such Liens securing and claims with respect to the First Lien Obligations under this Agreement. Without limiting the generality of the foregoing, to the extent that the First Lien Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses, and/or other cash payments, then the Second Lien Agent and the Second Lien Secured Parties shall not be prohibited from seeking and accepting adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable), subject to the right of the First Lien Secured Parties to object to the reasonableness of the amounts of fees and expenses or other cash payments so sought by the Second Lien Secured Parties.

6.4 Avoidance Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Pledgor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto, the First Lien Obligations shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred and the First Lien Secured Parties shall be entitled to a Discharge of First Lien Obligations with respect to all such Recovery and shall have all rights hereunder until such time. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.5 Application. The parties hereto expressly acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall be applicable and effective prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Pledgor shall apply to any trustee for such person and such person as debtor in possession. The relative rights as to the Common Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Pledgor.

6.6 Waivers. Until the Discharge of First Lien Obligations has occurred, the Second Lien Agent, for itself and on behalf the Second Lien Secured Parties, (a) will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or pari passu with the Liens securing the First Lien Obligations for costs or expenses of preserving or Disposing of any Common Collateral or other collateral, and (b) waives any claim it may now or hereafter have arising out of the election by any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code.

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6.7 Post-Petition Interest.

(a) None of the Second Lien Agent or any other Second Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Agent or any other First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of Post-Petition Claims, under Section 506(b) of the Bankruptcy Code or otherwise.

(b) None of the First Lien Agent or any other First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Agent or any other Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Claims, under Section 506(b) of the Bankruptcy Code or otherwise, to the extent of the value of the Lien securing the Second Lien Obligations on the Common Collateral (after taking into account the First Lien Obligations).

6.8 Separate Grants of Security and Separate Classification. Each of the Company and the other Pledgors; the First Lien Agent and all other First Lien Secured Parties; and the Second Lien Agent and all other Second Lien Secured Parties acknowledges and agrees that (i) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Common Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed in an Insolvency or Liquidation Proceeding. In addition, the parties hereto agree that regardless of whether any Post-Petition Claim is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement is expressly intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the First Lien Agent and each other First Lien Secured Party, and is intended to provide the First Lien Agent and such other First Lien Secured Party, with the right to receive, in respect of their First Lien Obligations, payment from the Common Collateral of all Post-Petition Claims through distributions made therefrom pursuant to the provisions of this Agreement even though any such Post-Petition Claims are not allowed or allowable against the bankruptcy estate of the Company or any other Pledgor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law. To further effectuate the intent of the parties as provided in the immediately preceding sentences, if it is held that the claims of the First Lien Secured Parties and the Second Lien Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them from, or in respect of, the Common Collateral in respect of principal, prepetition interest and other claims, all amounts owing in respect of Post-Petition Claims, irrespective of whether such claim for such amount is allowed or allowable in such Insolvency or Liquidation Proceeding, before any distribution from, or in respect of, any Common Collateral is made in respect of the claims held by the Second Lien Secured Parties, with the Second Lien Secured Parties hereby

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acknowledging and agreeing to turn over to the First Lien Agent amounts otherwise received or receivable by them from the Common Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties.

6.9 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.10 Voting. No Second Lien Secured Party may support or vote in favor of any Plan of Reorganization (and each shall be deemed to have voted to reject any Plan of Reorganization) unless such plan (a) pays off, in cash in full, all First Lien Obligations, (b) is accepted by the class of holders of First Lien Obligations voting thereon in accordance with Section 1126 of the Bankruptcy Code, or (c) otherwise provides the holders of First Lien Obligations with the value of the Common Collateral in cash or otherwise, prior to any payment or distribution on account of the Second Lien Obligations, subject to Section 6.9 hereof.

Section 7. RELIANCE; WAIVERS; ETC.

7.1 Reliance. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, acknowledges that neither it nor any such Second Lien Secured Party is entitled to rely on any credit decision or other decisions made by any First Lien Agent or any First Lien Secured Party in taking or not taking any action under the applicable Second Lien Document or this Agreement.

7.2 No Warranties or Liability. No First Lien Secured Party has made, nor shall have been deemed to have made, any express or implied representation or warranty upon which the Second Lien Agent or the other Second Lien Secured Parties may rely or otherwise, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and they may manage their loans and extensions of credit without regard to any rights or interests that any Second Lien Agent or any other Second Lien Secured Parties may have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. No First Lien Secured Party shall have any duty to the Second Lien Agent or any other Second Lien Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any subsidiary thereof (including the Second Lien Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First Lien Agent, any other First Lien Secured Party, the Second Lien Agent, or

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any other Second Lien Secured Party has not otherwise made to each other, nor does any of them hereby make to each other, any warranties, express or implied, nor does any of them assume any liability to each other, in each case with respect to (a) the enforceability, validity, value or collectibility of any of the Second Lien Obligations, the First Lien Obligations, or any guarantee or security that may have been granted to any of them in connection with the First Lien Obligations or the Second Lien Obligations, (b) the Company’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Agent and the First Lien Secured Parties, and the Second Lien Agent and the Second Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Documents or any Second Lien Documents;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or the Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Documents or of the terms of the Second Lien Documents;

(c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or the Second Lien Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Pledgor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Pledgor in respect of the First Lien Obligations, or of the Second Lien Agent or any Second Lien Secured Party in respect of this Agreement.

Section 8. MISCELLANEOUS.

8.1 Conflicts. Subject to Section 8.20 (Relative Rights), in the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern.

8.2 Continuing Nature of this Agreement; Severability. Subject to Section 6.4 (Avoidance Issues), this Agreement shall continue to be effective until the Discharge of First Lien Obligations shall have occurred or such later time as the Discharge of Second Lien Obligations shall have occurred. This is a continuing agreement of lien subordination and the First Lien Secured Parties may continue, at any time and without notice to the Second Lien Agent or any other Second Lien Secured Party, to extend credit and other financial

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accommodations and lend monies to or for the benefit of the Company or any other Pledgor or any of its or their subsidiaries constituting First Lien Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.3 Amendments; Waivers. Subject to Section 8.22 (Additional First Lien Facility or Second Lien Facility) hereof, no amendment, modification or waiver of any of the provisions of this Agreement by the First Lien Agent or the Second Lien Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the other Pledgors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except in respect of the provisions of this Agreement set forth in Section 8.17 below or otherwise to the extent their rights are affected, in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver.

8.4 Information Concerning Financial Condition of the Company and its Subsidiaries. No First Lien Secured Party shall have any obligation to the Second Lien Agent or any other Second Lien Secured Party to keep the Second Lien Agent or such Second Lien Secured Party informed of, and the Second Lien Agent and the other Second Lien Secured Parties shall not be entitled to rely on the First Lien Agent or any other First Lien Secured Party with respect to, (a) the financial condition of the Company and its subsidiaries and all endorsers, pledgors and/or guarantors of the Second Lien Obligations or the First Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second Lien Obligations or the First Lien Obligations. No Second Lien Secured Party shall have any obligation to the First Lien Agent or any other First Lien Secured Party to keep the First Lien Agent or such First Lien Secured Party informed of, and the First Lien Agent and the other First Lien Secured Parties shall not be entitled to rely on the Second Lien Agent or any other Second Lien Secured Party with respect to, (a) the financial condition of the Company and its subsidiaries and all endorsers, pledgors and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Agent, or any other First Lien Secured Party, or the Second Lien Agent or any other Second Lien Secured Party shall not have any duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the First Lien Agent, any other First Lien Secured Party, the Second Lien Agent or any other Second Lien Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and none of the First Lien Agent, the other First Lien Secured Parties, the Second Lien Agent or the other Second Lien Secured Parties shall make, any express or implied representation or warranty,

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including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder or under any First Lien Documents until the Discharge of First Lien Obligations has occurred and hereby agrees that no payment to the First Lien Agent or any other First Lien Secured Party pursuant to the provisions of this Agreement or any First Lien Document shall entitle the Second Lien Agent or any other Second Lien Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Lien Obligations has occurred.

8.6 Application of Payments. Except as otherwise provided herein, all payments received by any First Lien Secured Party may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as the First Lien Agent in its sole discretion deems appropriate, consistent with the terms of the First Lien Documents. Except as otherwise provided herein, the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, assents to any such extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Lien Obligations and to the addition or release of any other person primarily or secondarily liable therefor.

8.7 Jurisdiction; Consent to Service of Process; Waivers.1

(a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof (collectively, “New York Courts”), in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or

[1]	NTD – Governing Law provision is already separately included at Section 8.11.

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relating to this Agreement in any New York Courts or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 8.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d) Each party hereto hereby irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.7 any special, exemplary, punitive or consequential damages.

8.8 WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8.9 Notices.

All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile, or sent to the e-mail address of the applicable recipient specified below (or the email address of a representative of the applicable recipient designated by such recipient from time to time to the parties hereto), as follows:

(a) if to the First Lien Agent, to it at JPMorgan Chase Bank, N.A., 712 Main Street, 8th Floor, Houston, Texas 77002, Attn: Jo Linda Papadakis, Telephone No. 713-216-7743, Facsimile No. 713 216-7770, Email: jo.l.papadakis@jpmorgan.com;

(b) if to the Second Lien Agent, to it at Wilmington Trust, National Association, Global Capital Markets, 15950 N. Dallas Parkway, Suite 550, Dallas, TX 75248, Attn: Talos Notes Administrator (Telephone No. (972) 383-3156, Facsimile No. (888) 316-6238, Email: sgoffinet@wilmingtontrust.com);

(c) if to the Company, to it at Talos Energy Inc., 500 Dallas, Suite 2000, Texas 77002, Attn: Bill Moss (Telephone No. 713-328-3005, Facsimile No. 713-351-4100, Email: bmoss@talosenergyllc.com); and

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(d) if to any other Pledgor, to it in care of the Company as provided in clause (c) above.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Company shall be deemed to be a notice to each Pledgor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or e-mail or on the date that is five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.9 or in accordance with the latest unrevoked direction from such party given in accordance with this Section.

8.10 Further Assurances. Each of the Second Lien Agent (for itself and on behalf of the Second Lien Secured Parties) and the First Lien Agent (for itself and on behalf of the First Lien Secured Parties) agrees that each of them shall take such further action and shall execute and deliver to the other persons such additional documents and instruments (in recordable form, if requested) as the First Lien Agent, the Second Lien Agent or the Company, as applicable, may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement, including, entering into an amendment, an amendment and restatement or a supplement of this Agreement to facilitate a designation by the Company of a First Lien Facility or a Second Lien Facility (including in each case of the foregoing in respect of a reinstatement contemplated by Section 5.7 or a Refinancing contemplated by Section 5.8). The Company agrees to pay all documented out-of-pocket expenses incurred by any such Representatives in connection with the execution and delivery of such additional documents and instruments.

8.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

8.12 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Agent, each other First Lien Secured Party, the Second Lien Agent, each other Second Lien Secured Party and the respective permitted successors and assigns of any of the foregoing persons.

8.13 Specific Performance. The First Lien Agent may demand specific performance of this Agreement. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the First Lien Agent.

8.14 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

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8.15 Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document.

8.16 Authorization. By its signature, each person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Agent represents and warrants that this Agreement is binding upon the First Lien Secured Parties for which the First Lien Agent is the Representative. The Second Lien Agent represents and warrants that this Agreement is binding upon the Second Lien Secured Parties for which the Second Lien Agent is the Representative.

8.17 No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the First Lien Secured Parties and the Second Lien Secured Parties. No other person shall have or be entitled to assert rights or benefits hereunder. Notwithstanding the foregoing, the Company is an intended beneficiary and third party beneficiary hereof with the right and power to enforce with respect to Sections 5.1 (Releases), 5.3 (Amendments to Second Lien Collateral Documents), 5.7 (Reinstatement), 5.8 (Refinancings), 6.1 (Financing Issues), 8.3 (Amendments; Waivers) (solely with respect to the last sentence thereof), 8.17 (No Third Party Beneficiaries) and 8.22 (Additional First Lien Facility or Second Lien Facility) hereof and as otherwise provided herein or otherwise to the extent its rights are affected.

8.18 Effectiveness of Agreement. This Agreement shall become effective when executed and delivered by the parties hereto. All references to the Company or any other Pledgor shall include the Company or any other Pledgor as debtor and debtor-in-possession and any receiver or trustee for such person in any Insolvency or Liquidation Proceeding.

8.19 Agent Capacities. It is understood and agreed that:

(a) JPMorgan (i) is entering into this Agreement solely in its capacity as the First Lien Agent, (ii) the provisions of the RBL Credit Agreement affording rights, privileges, protections, immunities and indemnities to JPMorgan as administrative agent thereunder, including the provisions of the RBL Credit Agreement applicable to JPMorgan as administrative agent thereunder shall also apply to JPMorgan as First Lien Agent hereunder, and (iii) in no event shall JPMorgan incur any liability in connection with this Agreement or be liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the First Lien Agent or any First Lien Secured Party hereunder, all such liability, if any, being expressly waived and released by the parties hereto and any person claiming by, through or under such party; and

(b) WT (i) is entering into this Agreement solely in its capacity as the Second Lien Agent, (ii) the provisions of the Second Lien Agreement affording rights, privileges, protections, immunities and indemnities to WT as trustee and collateral agent thereunder shall also apply to WT as Second Lien Agent hereunder, and (iii) in no event shall WT incur any liability in connection with this Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Second Lien Agent or any Second Lien Secured Party hereunder, all such liability, if any, being expressly waived and released by the parties hereto and any person claiming by, through or under such party.

33

8.20 Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify any provisions of any First Lien Document or any Second Lien Document, or is intended to or will permit Holdings, any Legacy Blocker Entity, the Company or any subsidiary thereof to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any First Lien Document or any Second Lien Document; (b) change the relative priorities of the First Lien Obligations or the Liens granted under the First Lien Documents on the Common Collateral (or any other assets) as among the First Lien Secured Parties, it being expressly acknowledged and agreed that such relative priorities may be subject to any intercreditor agreements governing such relative priorities; (c) change the relative priorities of the Second Lien Obligations or the Liens granted under the Second Lien Documents on the Common Collateral (or any other assets) as among the Second Lien Secured Parties, it being expressly acknowledged and agreed that such relative priorities may be subject to any intercreditor agreements governing such relative priorities; or (d) obligate Holdings, any Legacy Blocker Entity, the Company or any subsidiary thereof to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, any First Lien Document or any Second Lien Document.

8.21 References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the Second Lien Agreement (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the Second Lien Agreement, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Second Lien Agreement, and (2) either made in accordance with the RBL Credit Agreement and the other First Lien Documents or is approved in writing by, or on behalf of, the requisite First Lien Secured Parties as are needed under the terms of the RBL Credit Agreement and the other First Lien Documents, as applicable, to approve such amendment or modification.

8.22 Additional First Lien Facility or Second Lien Facility.

(a) The Company may designate hereunder in writing additional obligations as a First Lien Facility or a Second Lien Facility, and may specify that any such additional obligations constitute a Refinancing of any existing First Lien Obligations or any Second Lien Obligations, as the case may be, without the consent of any other First Lien Secured Party or any other Second Lien Secured Party, as applicable, if the incurrence of such obligations and related Liens is not prohibited under the First Lien Documents and the Second Lien Documents then in effect. For the avoidance of doubt, the designation of an additional First Lien Facility pursuant to the terms hereof is not intended to and shall not have the effect, either directly or indirectly, of granting, creating or perfecting a lien on Borrowing Base Properties (as

34

defined in the RBL Credit Agreement) that is equal in right or prior in right to the priority of the lien of the Security Documents (as that term is defined in the RBL Credit Agreement) in favor of the Secured Parties (as such term is defined in the RBL Credit Agreement), even if such obligations and Liens are otherwise permitted pursuant to the terms of the RBL Credit Agreement, it being the intention that this Agreement sets forth the relative priority of First Lien Obligations on the one hand and Second Lien Obligations on the other hand, and that the relative priority of First Lien Obligations shall be a matter of applicable law or as otherwise agreed among the First Lien Secured Parties (it being further understood and agreed that this sentence may be amended or modified solely with the consent of the First Lien Secured Parties and the Company and without otherwise affecting the rights and obligations of any party hereto).

(b) If not so prohibited and if the Company wishes to so designate, the Company shall notify each Representative in writing of such designation.

(c) Notwithstanding anything to the contrary set forth in this Section 8.22 or in Section 8.3 (Amendments; Waivers) hereof, the First Lien Agent and the Second Lien Agent shall (i) to the extent applicable, provide written notice that the applicable agent for any such additional obligations that are designated as a First Lien Facility or Second Lien Facility, as applicable, has become the First Lien Agent or Second Lien Agent, as applicable, and (ii) at the request of the Company, without the consent of any First Lien Secured Party or any Second Lien Secured Party, enter into an amendment, a restatement or a supplement of this Agreement to facilitate the designation of a First Lien Facility or a Second Lien Facility. Any such amendment may, among other things:

(i) add other parties holding First Lien Obligations or Second Lien Obligations (or any agent or trustee therefor), as the case may be, to the extent such Indebtedness is not prohibited by the applicable Document; and

(ii) in the case of additional Second Lien Obligations, (A) establish that the Liens on the Common Collateral securing such Second Lien Obligations shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any present or future First Lien Obligations, and (B) provide to holders of such Second Lien Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the First Lien Agent) as are provided to the Second Lien Secured Parties under this Agreement.

(d) Any such additional party as described in clause (c) above, the First Lien Agent and the Second Lien Agent shall be entitled to rely on the determination of officers of the Company that such modifications do not violate any applicable Documents then in effect, if such determination is set forth in an officer’s certificate delivered by the Company at the request of such party, the First Lien Agent or the Second Lien Agent; provided, however, that such determination will not affect whether or not the Company has complied with its undertakings in such Documents.

35

(e) At the request of the Company, without the consent of any First Lien Secured Party or any other Second Lien Secured Party, the First Lien Agent and the Second Lien Agent shall enter into an amendment, a restatement or a supplement of this Agreement to facilitate the designation of a First Lien Facility or a Second Lien Facility. For the avoidance of doubt, such actions shall not be required for the effectiveness of any such designation of a First Lien Facility or a Second Lien Facility.

8.23 Intercreditor Agreements.

(a) Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that the First Lien Secured Parties (as among themselves) and the Second Lien Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the First Lien Agent or Second Lien Agent, respectively, governing the rights, benefits and privileges as among the First Lien Secured Parties themselves or among the Second Lien Secured Parties themselves, as the case may be, in respect of any or all of the Common Collateral, this Agreement and the other First Lien Collateral Documents or the other Second Lien Collateral Documents, as the case may be, including as to the application of proceeds of any Common Collateral, voting rights, control of any Common Collateral and waivers with respect to any Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement.

(b) In addition, in the event that the Company or any subsidiary thereof incurs any obligations secured by a Lien on any Common Collateral that is junior to Liens thereon securing any First Lien Obligations or Second Lien Obligations, as the case may be, and such obligations are not designated by the Company as a Second Lien Facility, then the First Lien Agent and Second Lien Agent may enter into an intercreditor agreement with the agent or trustee for the creditors with respect to such secured obligation to reflect the relative Lien priorities of such parties with respect to the relevant portion of the Common Collateral and governing the relative rights, benefits and privileges as among such parties in respect of such Common Collateral, including as to application of the proceeds of such Common Collateral, voting rights, control of such Common Collateral and waivers with respect to such Common Collateral, in each case so long as such secured obligations are not prohibited under, and the terms of such intercreditor agreement do not violate or conflict with, the provisions of this Agreement.

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36

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

JPMORGAN CHASE BANK, N.A., in its capacity as First Lien Agent

By:
Name: Jo Linda Papadakis
Title: Authorized Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Second Lien Agent

By:
Name:
Title:

Signature Page to Intercreditor Agreement

ACKNOWLEDGEMENT OF AND CONSENT TO

INTERCREDITOR AGREEMENT

(Company and the other Pledgors)

Each of the Company and the other Pledgors has read the Intercreditor Agreement, dated as of May 10, 2018, between JPMorgan Chase Bank, N.A. (“JPMorgan”), in its capacity as First Lien Agent and Wilmington Trust, National Association (“WT”), in its capacity as Second Lien Agent (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

1. Each of the Company and the other Pledgors executes and delivers this instrument to evidence its acknowledgment of and consent to the Intercreditor Agreement (such instrument, the “Company Consent”). Each of the Company and the other Pledgors agrees not to take any action that would be contrary to the express provisions of the Intercreditor Agreement and agrees that, except as otherwise provided therein, including with respect to those provisions of which the Company is an intended third party beneficiary, no Secured Party shall have any liability to the Pledgors for acting in accordance with the provisions of the Intercreditor Agreement and the other Documents referred to therein. Each of the Company and the other Pledgors understands that no Pledgor is an intended beneficiary or third party beneficiary of the Intercreditor Agreement except that it is an intended beneficiary and third party beneficiary thereof with the right and power to enforce with respect to the applicable provisions set forth in Section 8.17 (No Third Party Beneficiaries) and as otherwise provided in the Intercreditor Agreement or otherwise to the extent its rights are affected.

2. Notwithstanding anything to the contrary in the Intercreditor Agreement or provided herein, each of the undersigned acknowledges the Pledgors shall not have any right to consent to or approve any amendment, renewal, extension, supplement, modification or waiver of any provision of the Intercreditor Agreement except to the extent set forth in Section 8.3 (Amendments and Waivers), in which case the Company shall have the right to consent to or approve any such amendment, amendment, renewal, extension, supplement.

3. Each of the undersigned further agrees that it will not will bring any action or proceeding arising out of or relating to the Intercreditor Agreement in any court other than New York Courts (it being acknowledged and agreed by the parties to the Intercreditor Agreement that any other forum would be inconvenient and inappropriate in view of the fact that more of the parties hereto who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction).

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Acknowledgement of and Consent to Intercreditor Agreement

TALOS ENERGY INC.,
TALOS PRODUCTION LLC,
AIF VII (TALOS DC), LLC,
ANRP (TALOS DC), LLC,
AP OVERSEAS TALOS HOLDINGS (DC I), LLC,
AP OVERSEAS TALOS HOLDINGS (DC II), LLC,
AP OVERSEAS TALOS HOLDINGS (DC III), LLC,
AP OVERSEAS TALOS HOLDINGS (DC IV), LLC,
NEW TALOS SUB INC.,
RIVERSTONE V NON-U.S. TALOS CORP,
TALOS ENERGY OFFSHORE LLC,
TALOS ENERGY OPERATING GP LLC,
TALOS ENERGY OPERATING COMPANY LLC,
TALOS PRODUCTION FINANCE INC.,
TALOS ERT LLC,
CKB PETROLEUM, LLC,
TALOS ENERGY INTERNATIONAL LLC,
TALOS GULF COAST LLC,
TALOS GULF COAST ONSHORE LLC,
TALOS GULF COAST OFFSHORE LLC,
TALOS MANAGEMENT INTERMEDIARY LLC,
TALOS MANAGEMENT HOLDINGS LLC,
TALOS ENERGY LLC,
TALOS ENERGY PHOENIX LLC,
TALOS ENERGY HOLDINGS LLC,
TALOS ARGO INC.,
TALOS PETROLEUM LLC,
STONE ENERGY HOLDING, L.L.C., and
TALOS RESOURCES LLC,

By:
Name:	Michael L. Harding II
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Acknowledgement of and Consent to Intercreditor Agreement

EXHIBIT G TO

CREDIT AGREEMENT

[FORM OF]

ASSIGNMENT AND ACCEPTANCE1

This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any participations in L/C Obligations or Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender under the Credit Agreement) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1.	Assignor: ____________________________

2.	Assignee: ____________________________

3.	Is Assignee a Lender/an Affiliate of a Lender/an “Approved Fund”/Is this an “assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans”?

Yes:    No:

Specify if “Yes”: ____________________________

[1]	To be used in the case of any sale, assignment or transfer by a Lender to an assignee other than Holdings, the Borrower or the Borrower’s Subsidiaries.

4.	Is Assignee an “Affiliated Lender”? Yes: No:

Specify if “Yes”: ____________________________

5.	Is Assignee an “Affiliated Institutional Lender”? Yes: No:

Specify if “Yes”: ____________________________

6.	Borrower: Talos Production LLC, a Delaware limited liability company (the “Borrower”).

7.	Administrative Agent: JPMorgan Chase Bank, N.A., as the Administrative Agent, under the Credit Agreement.

8.	Credit Agreement: Credit Agreement, dated as of May 10, 2018 among Talos Energy Inc., the Borrower, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto.

9.	Assigned Interest:

Commitments / Loan	Aggregate Amount of Commitments of all Lenders	Amount of Commitments / Loans Assigned	Percentage Assigned of Commitments of all Lenders[2]
Commitments / Loans	$	$	%
[ ][3]	$	$	%

Effective Date: ______________, 20___ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

[2]	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.
[3]	[In the event any new Class of Commitments / Loans is established under Section 2.17 of the Credit Agreement, refer to the Class of Commitments / Loans assigned.]

10.	Notice and Wire Instructions:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]
Notices:	Notices:

Attention:	Attention:
Facsimile:	Facsimile:

with a copy to:

Attention:	Attention:
Facsimile:	Facsimile:

Wire Instructions:	Wire Instructions:

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

Accepted and Consented to:

[JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and Swingline Lender]

By:
Name:
Title:

[THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Issuing Bank]

By:
Name:
Title:

[NATIXIS, NEW YORK BRANCH, as an Issuing Bank]

By:
Name:
Title:

[INSERT NAME], as Issuing Bank

By:
Name:
Title:

[TALOS PRODUCTION LLC, as Borrower][4]

By:
Name:
Title:

[4]	Borrower’s consent shall not be required if an Event of Default under Section 11.1 or Section 11.5 of the Credit Agreement has occurred and is continuing.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, other than as to the matters set forth in this Section 1, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or other Affiliates or any other person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or other Affiliates or any other person of any of their respective obligations under any Credit Document.

2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement [(subject to the limitations set forth in Section 13.6(h) of the Credit Agreement)],5 (ii) it is not Holdings, the Borrower, a Subsidiary of the Borrower, a natural person, an Ineligible Institution or a Defaulting Lender and otherwise satisfies all other requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1(a)-(b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (vi) if it is a Non-U.S. Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

[5]	Insert if Assignee is an Affiliated Lender.

3. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

4. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by fax or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

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EXHIBIT H-1 TO

CREDIT AGREEMENT

FORM OF NOTE

_______________, _____

FOR VALUE RECEIVED, the undersigned, a Delaware limited liability company (the “Borrower”), hereby promises to pay to ________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan (other than Swingline Loans) from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of May 10, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement,” the terms defined therein being used herein as therein defined), among the Borrower, Talos Energy Inc., a Delaware corporation, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, and The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto.

The Borrower promises to pay interest on the unpaid principal amount of each Loan (other than Swingline Loans) from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the ratable account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in Section 2.8(c) of the Agreement. This Note is subject to mandatory prepayments and to voluntary prepayments and to all other terms and conditions as provided in the Agreement.

This Note is one of the promissory notes referred to in the Agreement and is entitled to the benefits thereof. This Note is also entitled to the benefits of the other Credit Documents and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans (other than Swingline Loans) made by the Lender shall be evidenced by an account or accounts maintained by the Lender and by the Register and subaccounts maintained by the Administrative Agent in accordance with the Agreement. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans (other than Swingline Loans) and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

H-1-1

No failure to exercise and no delay in exercising, on the part of the Administrative Agent, any right, remedy, power or privilege hereunder or under the Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by the Administrative Agent of any right, remedy, power or privilege hereunder or under any Credit Document on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers and privileges provided by law.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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H-1-2

IN WITNESS WHEREOF, this Note is executed as of the date set forth above.

TALOS PRODUCTION LLC

By:
Name:
Title:

H-1-3

LOANS (OTHER THAN SWINGLINE LOANS) AND

PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

H-1-4

EXHIBIT H-2 TO

CREDIT AGREEMENT

FORM OF SWINGLINE NOTE

_____________, ____

FOR VALUE RECEIVED, the undersigned, a Delaware limited liability company (the “Borrower”), hereby promises to pay to JPMorgan Chase Bank, N.A., as Swingline Lender (in such capacity, the “Swingline Lender”) or its registered assigns, in accordance with the provisions of the Agreement (as hereinafter defined), the lesser of (a) TEN MILLION DOLLARS ($10,000,000) and (b) the aggregate unpaid principal amount of all advances made by the Swingline Lender to the Borrower as Swingline Loans under that certain Credit Agreement, dated as of May 10, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement,” the terms defined therein being used herein as therein defined), among the Borrower, Talos Energy Inc., a Delaware corporation, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto.

The Borrower promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the ratable account of the Swingline Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in Section 2.8(c) of the Agreement. This Swingline Note is subject to mandatory prepayments and to voluntary prepayments and to all other terms and conditions as provided in the Agreement.

This Swingline Note is one of the promissory notes referred to in the Agreement and is entitled to the benefits thereof. This Swingline Note is also entitled to the benefits of the other Credit Documents and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Swingline Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Swingline Loans made by the Swingline Lender shall be evidenced by an account or accounts maintained by the Swingline Lender and by the Register and subaccounts maintained by the Administrative Agent in accordance with the Agreement. The Swingline Lender may also attach schedules to this Swingline Note and endorse thereon the date, amount and maturity of its Swingline Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Swingline Note.

H-2-1

No failure to exercise and no delay in exercising, on the part of the Swingline Lender, any right, remedy, power or privilege hereunder or under the Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by the Swingline Lender of any right, remedy, power or privilege hereunder or under any Credit Document on any one occasion shall not be construed as a bar to any right or remedy that the Swingline Lender would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers and privileges provided by law.

THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, this Swingline Note is executed as of the date set forth above.

TALOS PRODUCTION LLC

By:
Name:
Title:

H-2-2

SWINGLINE LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Amount of Loan Made	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

H-2-3

EXHIBIT I TO

CREDIT AGREEMENT

GLOBAL INTERCOMPANY NOTE

[    ]

FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature pages hereto (each, in such capacity, an “Issuer”), hereby promises to pay on demand to the order of such other entity listed below (each, in such capacity as lender to the applicable Issuer, a “Holder” and, together with each Issuer, a “Note Party”), in immediately available funds in the currencies as shall be agreed upon from time to time, at such location as the applicable Holder shall from time to time designate, the unpaid principal amount of all loans and advances or other credit extensions made by such Holder to such Issuer. Each Issuer promises also to pay interest on the unpaid principal amount of all such loans and advances or other credit extensions in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by the applicable Issuer and the applicable Holder.

With respect to any Issuer and any Holder between whom loans, advances or other credit extensions exist as of the date of this Note (such loans, advances or other credit extensions, “Existing Obligations”), (a) if any Existing Obligation is evidenced by a promissory note or other instrument or agreement in existence as of the date hereof (an “Existing Note”), it is agreed to between such Issuer and such Holder that the obligations under such Existing Note are hereafter to be evidenced by this Note and (b) it is agreed to between such Issuer and such Holder that the agreements in existence as of the date hereof with respect to any Existing Obligation (including agreements contained in any Existing Note) as to principal, amortization, currency, payment location and interest rate (if any) will continue to have effect under this Note until modified by agreement between such Issuer and such Holder.

Reference is hereby made to the Credit Agreement dated as of May 10, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time (collectively, the “Lenders” and individually, a “Lender”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) and the other parties party thereto. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.

Upon the earlier to occur of (x) the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the applicable Issuer or (y) any exercise of remedies (including the termination of the Commitments) pursuant to Section 11 of the Credit Agreement, the unpaid principal amount of all loans and advances evidenced by this note (the “Note”) shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note. This Note is subject to the terms of the Credit Agreement, and shall be pledged by each applicable Holder that is Credit Party pursuant to the Collateral Agreement. The applicable Issuer hereby acknowledges and agrees that the Secured Parties may, pursuant to the Collateral Agreement as in effect from time to time, exercise all rights provided therein with respect to this Note.

The indebtedness evidenced by this Note owed by any Issuer shall rank pari passu in right of payment with any other obligation of such Issuer, except as provided in the immediately succeeding sentence. The indebtedness evidenced by this Note owed by any Issuer that is a Credit Party to any Holder that is not a Credit Party shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to (i) all Obligations of the Borrower or such Issuer under the Credit Agreement and (ii) all other Indebtedness of the Borrower or such Issuer or any guaranty thereof (including, without limitation, the Senior Unsecured Notes) other than Indebtedness that by its terms expressly provides that it shall not be Senior Indebtedness hereunder (such Obligations and such Indebtedness and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):

(i) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Issuer or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Issuer, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Holder is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which such Holder would otherwise be entitled (other than Indebtedness of such Issuer that is subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such Indebtedness being hereinafter referred to as “Restructured Debt”)) shall be made to the holders of Senior Indebtedness;

(ii) if any Event of Default occurs and is continuing, then no payment or distribution of any kind or character shall be made by or on behalf of the Issuer or any other Person on its behalf with respect to this Note; and

(iii) if any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt), in respect of this Note shall (despite these subordination provisions) be received by any Holder in violation of clause (i) or (ii) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.

To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Issuer or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Holder and each Issuer hereby agree that the subordination of this Note is for the benefit of the Agent and the Lenders and the Agent and the Lenders are obligees under this Note to the same extent as if their names were written herein as such and the Agent may, on behalf of itself and the Lenders, proceed to enforce the subordination provisions herein.

Notwithstanding the foregoing, nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Issuer and each Holder, the obligations of such Issuer, which are absolute and unconditional, to pay to such Holder the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Holder and other creditors of such Issuer other than the holders of Senior Indebtedness.

Each Holder is hereby authorized to record all loans and advances or other credit extensions made by it to any Issuer (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein. For the avoidance of doubt, this Note as between each Issuer and each Holder contains additional terms to any intercompany loan agreement between them and this Note does not in any way replace such intercompany loans between them nor does this Note in any way change the principal amount of any intercompany loans between them.

Upon execution and delivery after the date hereof by the Borrower or any subsidiary of the Borrower of a counterpart signature page hereto, such subsidiary shall become a Note Party hereunder with the same force and effect as if originally named as a Note Party hereunder. The rights and obligations of each Note Party hereunder shall remain in full force and effect notwithstanding the addition of any new Note Party as a party to this Note.

Each Issuer hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(SEPARATE SIGNATURE PAGES TO BE ATTACHED)

EACH AS ISSUER AND HOLDER:

[__]

By:
Name:
Title:

[Signature Page to Global Intercompany Note]

EXHIBIT J TO

CREDIT AGREEMENT

[FORM OF] SOLVENCY CERTIFICATE

May 10, 2018

This Solvency Certificate (this “Certificate”) is delivered pursuant to Section 6(i) of the Credit Agreement, dated as of the date hereof by and among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), JPMorgan Chase Bank, N.A., as the Administrative Agent, Collateral Agent and Swingline Lender, and the Lenders party thereto. Unless otherwise defined herein, capitalized terms used in this Certificate will have the meanings set forth in the Credit Agreement.

I, [_______], solely in my capacity as the Chief Financial Officer of the Borrower, do hereby certify on behalf of the Borrower that as of the date hereof, after giving effect to the consummation of the Transactions contemplated by the Credit Agreement:

1. The sum of the debt (including contingent liabilities) of the Borrower and the Subsidiaries, on a consolidated basis, does not exceed the present fair saleable value of the present assets of the Borrower and the Subsidiaries, on a consolidated basis.

2. The capital of the Borrower and the Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as contemplated on the date hereof.

3. The Borrower and the Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts including current obligations, beyond their ability to pay such debts as they become due (whether at maturity or otherwise).

4. The Borrower and the Subsidiaries, on a consolidated basis, are “solvent” within the meaning given to that term and similar terms under applicable laws relating to fraudulent transfers and conveyances.

5. For purposes of this Certificate, the amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

6. In reaching the conclusions set forth in this Certificate, I have made such other investigations and inquiries as I have deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by the Borrower and the Subsidiaries after the consummation of the Transactions contemplated by the Credit Agreement.

[Remainder of this page intentionally left blank.]

J-1

IN WITNESS WHEREOF, I HAVE EXECUTED THIS Certificate as of the date first written above.

TALOS PRODUCTION LLC

By:
Name:	[_______]
Title:	Chief Financial Officer

J-2

EXHIBIT K-1

TO CREDIT AGREEMENT

[FORM OF] NON-BANK TAX CERTIFICATE (For Foreign Lenders That Are Not

Treated As Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 10, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 5.4(e)(i) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 864(d)(4) of the Code, and (v) no payments in connection with any Credit Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall furnish the Borrower and the Administrative Agent a properly completed and currently effective certificate in either the calendar year in which payment is to be made by the Borrower or the Administrative Agent to the undersigned, or in either of the two calendar years preceding each such payment.

(Signature Page Follows)

[Foreign Lender]

By:

Name:
Title:

[Address]

Dated: ___________________, 20[ ]

2

EXHIBIT K-2

TO CREDIT AGREEMENT

[FORM OF] NON-BANK TAX CERTIFICATE (For Foreign Lenders That Are Treated

As Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 10, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 5.4(e)(i) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners (within the meaning of Treasury Regulations Section 1.1441-1(c)(6)) of payments on such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its direct or indirect partners/members is a “bank” within the meaning of Section 881(c) of the Code, (iv) none of its direct or indirect partners/members is a “10- percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 864(d)(4) of the Code, and (vi) no payments in connection with any Credit Document are effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

(Signature Page Follows)

[Foreign Lender]

By:

Name:
Title:

[Address]

Dated_______________, 20[__]

EXHIBIT K-3

TO CREDIT AGREEMENT

[FORM OF] NON-BANK TAX CERTIFICATE (For Foreign Participants That Are Not

Treated As Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 10, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 5.4(e)(i) and Section 13.6(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 864(d)(4) of the Code, and (v) no payments in connection with any Credit Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

(Signature Page Follows)

[Foreign Participant]

By:

Name
Title:

[Address]

Dated: _______________, 20[__]

EXHIBIT K-4 TO

CREDIT AGREEMENT

[FORM OF] NON-BANK TAX CERTIFICATE

(For Foreign Participants That Are Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 10, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 5.4(e)(i) and Section 13.6(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners (within the meaning of Treasury Regulations Section 1.1441-1(c)(6)) of payments on such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members is a “bank” within the meaning of Section 881(c) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 864(d)(4) of the Code, and (vi) no payments in connection with any Credit Document are effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

(Signature Page Follows)

K-4-1

[Foreign Participant]

By:
Name:
Title:

[Address]

Dated: _____________, 20[__]

K-4-2

EXHIBIT L TO

CREDIT AGREEMENT

[FORM OF] NOTICE OF CONVERSION OR CONTINUATION

JPMORGAN CHASE BANK, N.A.

712 Main Street

Houston, Texas 77002

Attention: Jo Linda Papadakis

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of May 10, 2018, among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice pursuant to Section 2.6 of the Credit Agreement of its request for the following:1

A.	a continuation, on ____________, ____, of LIBOR Loans in an aggregate outstanding principal amount of $__________ as LIBOR Loans having an Interest Period of ___ months[2];

B.	a conversion, on ____________, ____, of ABR Loans in an aggregate outstanding principal amount of $__________ to LIBOR Loans having an Interest Period of ___ months; or

C.	a conversion, on ____________, ____, of LIBOR Loans in an aggregate outstanding principal amount of $__________ to ABR Loans.

[signature page follows]

[1]	Date of Notice of Conversion or Continuation: prior to 1:00 p.m. (New York City time) at least (1) three Business Days’, in the case of a continuation of or conversion to LIBOR Loans or (2) the date of conversion, in the case of a conversion into ABR Loans.
[2]	The Interest Period applicable to a LIBOR Borrowing shall be subject to the definition of “Interest Period” in the Credit Agreement. If no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

L-1

TALOS PRODUCTION LLC

By:
Name:
Title:

L-2

EXHIBIT M TO

CREDIT AGREEMENT

[FORM OF] PREPAYMENT NOTICE

JPMORGAN CHASE BANK, N.A.

712 Main Street

Houston, Texas 77002

Attention: Jo Linda Papadakis

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of May 10, 2018, among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMorgan Chase Bank, N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, as Issuing Banks, and the other Persons from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 5.1 of the Agreement, Borrower hereby gives notice of its intent to prepay [Loans] [Swingline Loans]1 on [ ]2 as follows:

LIBOR Loans to be prepaid: $__________

ABR Loans to be prepaid: $__________

Swingline Loans to be prepaid: $__________

In case of LIBOR Loans, the Borrowing to be prepaid: __________

[signature page follows]

[1]	Select as appropriate.
[2]	Date of Prepayment Notice: 1:00 p.m. (New York City time) (i) in the case of LIBOR Loans, three Business Days prior to and (ii) in the case of ABR Loans on the date of such prepayment.

M-1

TALOS PRODUCTION LLC

By:
Name:
Title:

M-2